    As filed with the Securities and Exchange Commission on December 30, 2003

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N - CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08261

                              MEMBERS Mutual Funds
                             5910 Mineral Point Road
                                Madison, WI 53705
                                 (608) 238-5851
             (Registrant's Exact Name, Address and Telephone Number)

                    Date of fiscal year end: October 31, 2003
                   Date of reporting period: October 31, 2003

                         Margaret Gallardo-Cortez, Esq.
               Assistant Vice President, Associate General Counsel
                                CUNA Mutual Group
                             5910 Mineral Point Road
                                Madison, WI 53705
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D. C. 20004-2404

                         -------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "1940 Act") appears beginning on the following page.

INVEST where you
BELONG.

THE MEMBERS(R) MUTUAL FUNDS DIFFERENCE

Today's financial world suffers no shortage of mutual funds, and they're all vying for your attention. Some fund companies tout their long history or well-known name. Others tantalize with the latest investment trends and the hottest stocks. So where should an investor turn? Who should you trust with your financial future?

We suggest MEMBERS Mutual Funds, a diverse family of mutual funds with an important distinction: It is designed by financial management professionals located at credit unions across the nation, specifically for credit union members. The funds are distributed by CUNA Brokerage Services, Inc., and are managed by MEMBERS Capital Advisors, Inc. the registered investment advisor affiliate of CUNA Mutual Group, a family of companies owned by and dedicated to America's credit unions and their members. Currently, MEMBERS Capital Advisors manages more than $11 billion in investments for credit union members, employees and the credit union system.

Just as credit unions are different from banks, the MEMBERS Mutual Funds family is unlike the typical fund family. We share many of the philosophies you've come to appreciate in the credit union movement: we focus on providing good value, superior service and investor education. We avoid slick hype and silly fads. Our staff of investment management professionals is straightforward and highly experienced in the investment field. Here you'll be treated like a valued member, with a company where you can feel like you truly belong.

PAGE

                                TABLE OF CONTENTS

                                                                                       PAGE
                                                                                       ----
LETTER TO SHAREHOLDERS ............................................................      2

SUMMARY OF U.S. ECONOMIC AND FINANCIAL MARKET CONDITIONS ..........................      5

FUND PERFORMANCE REVIEWS
        Bond Fund .................................................................      6
        High Income Fund ..........................................................      8
        Balanced Fund .............................................................     10
        Growth and Income Fund ....................................................     12
        Capital Appreciation Fund .................................................     14
        Mid-Cap Fund ..............................................................     16
        Multi-Cap Growth Fund .....................................................     18
        International Stock Fund ..................................................     20

PORTFOLIOS OF INVESTMENTS
        Cash Reserves Fund ........................................................     22
        Bond Fund .................................................................     23
        High Income Fund ..........................................................     26
        Balanced Fund .............................................................     34
        Growth and Income Fund ....................................................     38
        Capital Appreciation Fund .................................................     40
        Mid-Cap Fund ..............................................................     42
        Multi-Cap Growth Fund .....................................................     44
        International Stock Fund ..................................................     46

FINANCIAL STATEMENTS
        Statements of Assets and Liabilities ......................................     50
        Statements of Operations ..................................................     52
        Statements of Changes in Net Assets .......................................     54
        Financial Highlights ......................................................     58

NOTES TO FINANCIAL STATEMENTS .....................................................     67

REPORT OF INDEPENDENT AUDITORS ....................................................     74

OTHER INFORMATION .................................................................     74

TRUSTEES AND OFFICERS .............................................................     75

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

2                            LETTER TO SHAREHOLDERS

Dear Fellow Shareholder:

MEMBERS Funds' just-completed fiscal year began with the specter of another military action in the Middle East and an uncertain economy at home. It ended with a rapidly improving economy, but with a backdrop of widespread scandal within the mutual fund industry. This was not a comfortable twelve months for investors. But, it was remarkably rewarding for most of them financially.

Following the extended period of post-bubble stock market declines that began early in the year 2000 and continued with few interruptions for three and one-half years, stocks suddenly rebounded strongly last October. They soon plateaued, however, drifted lower from mid-January into March as the war in Iraq became imminent, but then recovered strongly on positive war news. Stocks continued to rally as economic measures improved at an accelerating rate to and through the funds' October 31 year-end.

Bond markets also performed well as interest rates declined through the first eight months of the fiscal year, but suffered in June and July as signs of renewed economic growth pushed interest rates back up. Lower quality bonds advanced strongly for most of the period, however, as investors appeared to become more and more confident of economic recovery.

In this very favorable market environment, all of the MEMBERS Funds provided positive returns, and all but the two most conservative funds -- the Cash Reserves Fund and the Bond Fund -- provided double-digit returns. The three most aggressive funds -- Mid-Cap, Multi-Cap Growth and International -- all provided returns near 28%. (Additional information about the Funds' returns is provided in the following Fund Performance Reviews.) It is important for investors to recognize that some of this year's returns may have been rebounds from the preceding over-extended declines, and some may be in anticipation of economic improvements yet to come. While always welcome, returns like those achieved this fiscal year should not be expected in the years immediately ahead.

As the Funds' fiscal year drew to a close, investors were confronted with a new challenge -- news of significant and widespread abuses of trust at what historically have been well-respected mutual fund and investment management firms. Even for industry insiders like us, the breadth and depth of such behavior across our own industry was shocking and difficult to comprehend.

When we launched MEMBERS Mutual Funds just six years ago, there certainly was no apparent shortage of mutual funds. MEMBERS Capital Advisors, Inc., was a virtual unknown in the mutual fund management business even though we had a solid track record managing some $1.6 billion of funds offered solely to pension plan participants, life insurance

                        (Not part of the Annual Report.)

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                             LETTER TO SHAREHOLDERS                            3

policyholders and variable annuity owners, as well as a few more billions of dollars of institutional investment assets. Why did MEMBERS Capital Advisors choose to enter the extremely competitive, brand name-dominated mutual fund arena at this time? Because when we surveyed the mutual fund marketplace, we saw very few companies that in our judgment conducted their fund operations with enough focus on what we considered to be the correct priority -- the investors' success.

MEMBERS Funds are designed and managed with the specific intent of maximizing our investors' prospects of long-term investment success. The key message here -- the key difference between MEMBERS Funds and what now appears to be many fellow mutual fund companies -- is not what we do, but why we do it and what that says about the culture we have worked so hard to develop in MEMBERS Capital Advisors over the years. These factors reflect our dedication to serving our investors. And they indicate how foreign it would be to our culture and our business principles to take personal advantage of our position of trust or knowingly favor some investors over others as some fund companies apparently have done, in the process sullying the reputation of the entire mutual fund and investment management industry.

We acknowledge that some common industry practices of the past are being defined as improper by our regulators. And, no fund is totally immune to attempted misdeeds. We assure you, however, that we go to great lengths to prevent such occurrences, and to address them appropriately if they do occur. MEMBERS Capital Advisors' dedication to our long-term investors is communicated to all employees, as well as to our sales advisors and our investors. We also regularly express our intolerance of any practices that may jeopardize the trust our investors have placed in us. We do not expect to be among the largest or most profitable money management operations in the nation, but we do seek to be among the most trusted and respected.

We thank you for your confidence and trust, and we will continue to do all we can to warrant it.

Sincerely,

/s/ Lawrence R. Halverson
----------------------------
Lawrence R. Halverson, CFA
President

                        (Not part of the Annual Report.)

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

4

                     This page is left blank intentionally.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

            SUMMARY OF U.S. ECONOMIC AND FINANCIAL MARKET CONDITIONS           5

THE ECONOMY

As the twelve month period ended October 31, 2003 began, the U.S. economy seemed to be in a "soft spot" in its long, arduous recovery from the 2001 recession. Concerns about a looming war in Iraq, a weak labor market, and stock market declines caused in part by a series of accounting scandals all acted to restrain investor, business, and consumer confidence. Economic activity picked up in the winter months, but ebbed again in the spring as uncertainty about the effects of the war in Iraq became widespread. However, a favorable combination of monetary stimulus, fiscal stimulus, and continued strength in the housing market led to the resumption of strong economic growth in the summer months.

Estimated GDP growth for the third quarter of 2003 was in excess of 8%, the highest quarterly growth rate the U.S. economy has turned in since 1999. Thanks to low interest rates, the housing market and purchases of durable goods were the bulwarks of the summer rebound, but a pick-up in corporate capital spending also contributed. Energy prices remained stubbornly high as the flow of oil from post-war Iraq was much less than expected, but overall inflation still was restrained at both the wholesale and consumer levels. Inflation for the period remained just above a 2% annual rate, well below its historical average. The U.S. dollar weakened during the period, particularly against the yen, as growth in Asia exceeded expectations and currency market participants began to anticipate that Japan and China would bow to diplomatic pressure to allow their currencies to freely "float" in the market.

THE STOCK MARKET

As the period began, most major U.S. stock indexes were rallying from the five-year lows they hit on October 9, 2002. As war in Iraq looked increasingly likely, this rally gave back most of its gains in volatile trading. Just before hostilities commenced in Iraq, U.S. stocks began another rally, this one stronger and with more staying power than the first. Improving corporate profits and a return to healthy levels of economic growth supported the rally over the summer months. As the period ended, major stock indexes were at or near twelve-month highs. The rally was strongest in the more speculative areas of the markets, with small-cap, technology, internet, and biotechnology companies leading the way.

THE BOND MARKET

The benchmark Federal Funds Rate stood at 1.75% as the period began, but the Fed, concerned about the "soft spot" in our economy, lowered it to 1.25% in November. A further cut of 25 basis points in the wake of the Iraq war left the Federal Funds Rate at 1.00% as the period closed. U.S. Treasury bonds at shorter durations benefited from the Fed's two rate cuts, but U.S. Treasurys at intermediate and longer durations actually fell in price during the period as bond market participants took note of improving economic conditions and began to "price in" the possibility of future short-term interest rate hikes by the Fed. These fears came to a head in late spring and early summer, which saw a rout in the bond market. However, the Fed managed to calm bond market participants by insisting that it would remain "on hold" until the economy resumes adding jobs at a rapid clip. Corporate bonds generally did well over the period as corporate profits rose and companies repaired their balance sheets. High-yield corporate bonds, especially the higher-yielding, riskier bonds, were the best-performing sector of the U.S. bond market, keeping pace in many cases with the rally in U.S. stocks.

MEMBERS Capital Advisors, Inc.

                        (Not part of the Annual Report.)

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

6                            FUND PERFORMANCE REVIEW

                                   BOND FUND

INVESTMENT OBJECTIVE

The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRIMARY INVESTMENT STRATEGIES

To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may employ active trading and typically invests in the following instruments:

- Corporate Debt Securities

- U.S. Government Debt Securities

- Foreign Government Debt Securities

- Other Issuer Debt Securities.

The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at October 31, 2003, please turn to page 23.

The MEMBERS Bond Fund (Class A shares at net asset value) returned 3.51% during the period ended October 31, 2003, under-performing the Lehman Brothers Intermediate Government/Credit Bond Index, which returned 5.43%, and the Lipper Intermediate Investment Grade Bond Fund Index of similar funds, which returned 6.66%. The Fund's under-performance primarily reflects its conservative approach to fixed-income investing. The Fund's management seeks to moderate interest-rate and credit risk by holding down the portfolio's duration and not "chasing after" the extra yield offered by higher-risk securities. During the period, riskier, higher-yielding bonds out-performed in all sectors of the bond market. Performance was also hurt by problems experienced by some issuers of asset-backed bonds in the Fund's portfolio.

It is hoped that the MEMBERS Bond Fund's conservative management style will help it to defend in times when interest rates are rising. There was a rise in rates early in the summer, but it was short-lived. Over the full period, interest rates trended downward, and the three-year old bull market for bonds continued. If this bull market persists, management hopes that the Fund can produce competitive levels of income and price appreciation, but management remains focused on risk-management and "smoothing the ride" of its investors.

MEMBERS Capital Advisors' Fixed-Income Portfolio Management Team -- Advisor

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                            FUND PERFORMANCE REVIEW                            7

                                    BOND FUND

           BOND FUND CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION-

[LINE GRAPH]

                Class A Shares          Class B Shares
                (includes maximum       (includes maximum       Lehman Brothers Intermediate
                 sales charge)*          applicable CDSC)**     Government/Credit Bond Index
12/29/97            9,525                   10,000                         10,000
    4/98            9,654                    9,667                         10,226
   10/98           10,104                   10,086                         10,820
    4/99           10,252                   10,195                         10,650
   10/99           10,266                   10,235                         10,927
    4/00           10,372                   10,372                         11,042
   10/00           10,768                   10,721                         11,631
    4/01           11,338                   11,418                         12,382
   10/01           12,175                   12,225                         13,289
    4/02           12,095                   12,286                         13,269
   10/02           12,688                   12,852                         14,074
    4/03           13,174                   13,184                         14,703
   10/03           13,132                   13,091                         14,839

- This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman Brothers Intermediate Government/ Credit Bond Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

          BOND FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

[PIE CHART]

Corporate Notes and Bonds                 29%
Private Label Mortgage Backed              1%
Commercial Mortgage Backed                 4%
Cash & Other Net Assets                    2%
Mortgage Backed                           33%
Asset Backed                               4%
U.S. Government and Agency Obligations    27%

                  MEMBERS BOND FUND AVERAGE ANNUAL TOTAL RETURN

                                              % Return Without Sales Charge               % Return After Sales Charge***
                                       12 Months  3 Years   5 Years      Since      12 Months  3 Years   5 Years      Since
                                         Ended     Ended     Ended     Inception      Ended     Ended     Ended     Inception
                                       10/31/03   10/31/03  10/31/03  to 10/31/03+  10/31/03   10/31/03  10/31/03  to 10/31/03+
                                       --------   --------  --------  ------------  --------   --------  --------  ------------
Class A Shares*                          3.51%      6.84%     5.38%       5.65%      -1.43%      5.12%     4.36%       4.77%
Class B Shares**                         2.64       6.01      4.60        4.86       -1.83       4.97      4.26        4.72
Lipper Intermediate Investment Grade
     Bond Fund Index                     6.66       8.11      6.15        6.46          --         --        --          --
Lehman Brothers Intermediate
     Government/Credit Bond Index        5.43       8.46      6.52        6.99          --         --        --          --

  *  Maximum Sales Charge is 4.75% for A Shares.

 **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Applicable Sales Charge.

  +  Fund commenced operations on December 29, 1997.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

8                            FUND PERFORMANCE REVIEW

                                HIGH INCOME FUND

INVESTMENT OBJECTIVE

The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher-yielding income bearing securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services (MFS) is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

PRIMARY INVESTMENT STRATEGIES

The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at October 31, 2003, please turn to page 26.

During most of the 12-month reporting period ended October 31, 2003, the bond market appeared to be influenced by interest rate cuts in the U.S and Europe, near-record low mortgage rates, and a weakening U.S. dollar. Investors showed reinvigorated interest in U.S. corporate bonds of all credit qualities. This probably was sparked by the historically low yields offered by U.S. Treasury securities, improvement in the balance-sheet quality among corporate issuers, and increased investor confidence. Low yields in particular made high-yield corporate issues more attractive to investors as evidenced by record inflows into the high-yield sector. This "grab for yield" came at a time of modest supply of new high-yield issues, and as a result, led to significant appreciation in high-yield bond prices. High-grade corporate bonds also performed well during the period, but not nearly as well as their high-yield cousins. As such, yield spreads between below-investment-grade and higher-quality bonds narrowed dramatically.

The rebound in the high-yield market was led by the telecommunications, utilities, and media sectors. While the Fund was underweight in some of these sectors, the Fund's subadvisor was able to take advantage of the rally in the utilities sector and in the wireline segment of the telecommunications sector by choosing names believed to be attractive from fundamental and valuation standpoints. The Fund held overweight exposure to the media sector, favoring companies with the ability to generate strong free cash flow such as broadcasting companies that benefit from increases in advertising revenue during economic recoveries.

Overall, the Fund's holdings were decidedly defensive relative to the high-yield market at large. This defensiveness served investors well in recent years, but contributed to its underperformance during the recent period as investors favored riskier options. The Fund continued to have significant underweight exposure to the wireline segment of the telecommunications industry which still faced many fundamental challenges including significant overcapacity. The Fund also had underweight exposure to the utilities sector, which proved to be one of the leaders of the high-yield rally during the period. In general, the Fund's strategy was to focus on issuers with improving fundamentals and to not take significant credit risk.

In this environment, the High Income Fund provided strong, double-digit returns, but under-performed its representative index and peers, mostly due to its relatively defensive nature. The Fund posted a total return of 21.09% (Class A shares at net asset value) versus 33.77% for the Lehman Brothers High Yield Bond Index, and 30.28% for the Lipper High Yield Bond Fund Index.

An economic recovery appears to be underway, and credit fundamentals are expected to continue to improve. This environment has historically proved positive for high-yield bonds, though we don't necessarily anticipate the same kind of appreciation we've witnessed during much of the past year. However, as companies improve their finances during a period of economic recovery, we believe that high-yield bonds will continue to provide value to investors relative to other sectors of the fixed-income market. The subadvisor continues to remain true to its disciplined research-based focus as company fundamentals tend to drive performance over the long term.

MEMBERS Capital Advisors' Fixed Income Portfolio Management Team -- Advisor Massachusetts Financial Services -- Subadvisor

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                             FUND PERFORMANCE REVIEW                           9

                                HIGH INCOME FUND

       HIGH INCOME FUND CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION-

[LINE GRAPH]

                 Class A Shares           Class B Shares
                (includes maximum       (includes maximum       Lehman Brothers High Yield
                 sales charge)*         applicable CDSC)**      Bond Index
12/29/97            9,525                   10,000                        10,000
    4/98            9,799                    9,800                        10,398
   10/98            8,974                    8,962                         9,790
    4/99           10,171                   10,091                        10,444
   10/99            9,843                    9,805                        10,215
    4/00           10,085                   10,114                        10,233
   10/00            9,763                    9,698                        10,050
    4/01            9,992                   10,001                        10,334
   10/01            9,574                    9,571                        10,035
    4/02           10,054                   10,233                        10,701
   10/02            9,606                    9,745                         9,484
    4/03           10,902                   10,947                        11,642
   10/03           11,630                   11,617                        12,687

- This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman Brothers High Yield Bond Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      HIGH INCOME FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

[PIE CHART]

Other Sectors                  36%
Industrials                     8%
Containers & Packaging          5%
Cash and Other Net Assets       5%
Basic Materials                 7%
Telecommunications              7%
Energy                         10%
Communications                  8%
Media                           7%
Recreation                      7%

              MEMBERS HIGH INCOME FUND AVERAGE ANNUAL TOTAL RETURN

                                             % Return Without Sales Charge                % Return After Sales Charge***
                                       12 Months   3 Years   5 Years     Since      12 Months   3 Years  5 Years      Since
                                         Ended      Ended     Ended    Inception      Ended      Ended    Ended     Inception
                                       10/31/03   10/31/03  10/31/03  to 10/31/03+  10/31/03   10/31/03  10/31/03  to 10/31/03+
                                       --------   --------  --------  ------------  --------   --------  --------  ------------
Class A Shares*                         21.09%      6.01%     5.32%       3.48%       15.30%     4.30%     4.31%       2.62%
Class B Shares**                        19.96       5.17      4.55        2.71        15.46      4.19      4.27        2.60
Lipper High Yield Bond Fund Index       30.28       4.21      3.30        1.90           --        --        --          --
Lehman Brothers High Yield Bond Index   33.77       8.08      5.32        4.16           --        --        --          --

  *  Maximum Sales Charge is 4.75% for A Shares.

 **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Applicable Sales Charge.

  +  Fund commenced operations on December 29, 1997.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

10                          FUND PERFORMANCE REVIEW

                                 BALANCED FUND

INVESTMENT OBJECTIVE

The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRIMARY INVESTMENT STRATEGIES

The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The Fund employs regular rebalancing to maintain a relatively static asset allocation. Stock, bond and cash components will vary, however, reflecting the relative availability of attractively priced stocks and bonds. Generally, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at October 31, 2003, please turn to page 34.

The MEMBERS Balanced Fund (Class A Shares at net asset value) returned 12.72% during the period ended October 31, 2003, out-performing the Blended Synthetic Index, a representative index of stocks, bonds, and money market instruments, which returned 11.74%. The Fund under-performed the Lipper Balanced Fund Index of its peers, which returned 16.21%. The Fund out-performed the Blended Synthetic Index primarily due to its lower holdings of cash, which was the worst-performing asset class during the period. The Fund trailed its peers primarily because of its more conservative, bond-heavy asset allocation. Stocks out-performed investment-grade bonds by a considerable margin during the period.

Performance of the stock component of the Fund was negatively affected by a modest underweight in the information technology sector versus the S&P 500 Index. Performance was also hurt by stock selection in the information technology sector, where holdings Concord EFS, IBM, and Microsoft lagged behind the overall performance of the sector. Stocks of more speculative technology companies significantly out-performed the stocks of more established companies, so the Fund's conservative approach dampened performance. Stock selection in the utilities sector also hurt relative performance, as Duke Energy shares were punished after problems emerged in its merchant energy business. Performance was helped by stock selection in the consumer discretionary sector, as Tiffany & Co. rose sharply throughout the period as consumer spending on luxury goods was stronger than generally expected. Performance also benefited from stock selection in the health care sector, where holdings IMS Health and Wyeth performed well as investors came to believe that they were undervalued in respect to the profitability of their businesses.

In financial markets led primarily by more speculative securities, the MEMBERS Balanced Fund's generally conservative approach led to under-performance versus the typical balanced fund. With stocks having risen significantly during the period and bonds apparently near the end of a three-year bull market, we believe the Fund's conservative posture should help it defend if financial markets correct or an unexpected event causes speculative money to head back to the sidelines.

MEMBERS Capital Advisors' Common Stock and Fixed-Income Portfolio Management
         Teams -- Advisor

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                            FUND PERFORMANCE REVIEW                           11

                                 BALANCED FUND

        BALANCED FUND CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION-

[LINE GRAPH]

                                                                Blended Synthetic Index
                                                                (45% S&P 500 Index return,
                Class A Shares          Class B Shares          40% Lehman brothers Intermediate
                (includes maximum       (includes maximum       Government/Credit Bond Index return,
                sales charge)*          applicable CDSC)**      15% 90-Day U.S. Treasury Bill return)
12/29/97            9,425                   10,000                       10,000
    4/98           10,281                   10,432                       10,872
   10/98           10,266                   10,374                       11,196
    4/99           11,736                   11,420                       11,707
   10/99           11,866                   11,922                       12,017
    4/00           12,653                   12,852                       12,724
   10/00           12,893                   13,053                       13,383
    4/01           12,579                   12,728                       13,054
   10/01           11,792                   11,867                       13,680
    4/02           11,993                   12,329                       12,735
   10/02           10,897                   11,161                       12,063
    4/03           11,228                   11,357                       12,554
   10/03           12,284                   12,385                       13,479

- This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Additionally, the Blended Synthetic Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        BALANCED FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

[PIE CHART]

Common Stocks                              57%
Private Label Mortgage Backed               1%
Mortgage Backed                            12%
Asset Backed                                2%
Commercial Mortgage Backed                  1%
Cash and Other Net Assets                   2%
Corporate Notes & Bonds                    12%
U.S. Government and Agency Obligations     13%

                MEMBERS BALANCED FUND AVERAGE ANNUAL TOTAL RETURN

                                   % Return Without Sales Charge                % Return After Sales Charge***
                            12 Months  3 Years   5 Years      Since      12 Months   3 Years   5 Years     Since
                              Ended     Ended     Ended     Inception      Ended      Ended     Ended    Inception
                            10/31/03  10/31/03  10/31/03   to 10/31/03+  10/31/03   10/31/03  10/31/03  to 10/31/03+
                            --------  --------  --------   ------------  --------   --------  --------  ------------
Class A Shares*              12.72%    -1.60%     3.65%        4.64%       6.24%     -3.52%     2.44%       3.58%
Class B Shares**             11.87     -2.34      2.90         3.87        7.37      -3.43      2.54        3.73
Lipper Balanced Fund Index   16.21     -0.68      3.53         4.44          --         --        --          --
Blended Synthetic Index      11.74      0.24      3.78         5.25          --         --        --          --

  *  Maximum Sales Charge is 5.75% for A Shares.

 **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Applicable Sales Charge.

  +  Fund commenced operations on December 29, 1997.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

12                          FUND PERFORMANCE REVIEW

                             GROWTH AND INCOME FUND

INVESTMENT OBJECTIVE

The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRIMARY INVESTMENT STRATEGIES

The Growth and Income Fund focuses on stocks of companies with financial and market strengths and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 Index in approximately(+/-50%) the same weightings such sector has in the S&P 500 Index.

For a listing of the securities held in the portfolio at October 31, 2003, please turn to page 38.

The MEMBERS Growth and Income Fund (Class A shares at net asset value) returned 18.95% during the period ended October 31, 2003, modestly under-performing the S&P 500 Stock Index, which returned 20.80%, and the Lipper Large-Cap Value Fund Index, which returned 20.57%. The Fund's underweighting of the information technology sector hurt performance versus the S&P 500 Index, as did overweights in the telecommunications services and energy sectors. Underweights in the health care and consumer staples sectors helped performance. Performance was hurt by stock selection in the consumer staples sector, where Sara Lee under-performed after experiencing operating difficulties, and in the utilities sector, where Duke Energy did poorly after troubles emerged in its merchant energy business. Stock selection helped performance in the consumer discretionary sector, where investors apparently recognized value in McDonalds and Home Depot, and in the health care sector, where management sold off a position in medical device maker Guidant after it appreciated significantly, and where Wyeth out-performed many of its peers.

The 20+% returns provided by U.S. stocks generally during the year ended October 31, 2003 may reflect a return to economic growth following an extended recession, as well as a return of investor optimism regarding the prospects for future stock market returns. In such environments, conservative stock funds like the MEMBERS Growth and Income Fund often have provided returns which are attractive but somewhat less than those of more aggressively positioned funds. Looking ahead, investors' expectations may continue to increase, or they may begin to erode as the positive effects of tax cuts, low interest rates and record levels ofhome-loan refinancings dissipate. Although the Growth and Income Fund's performance may lag the overall stock market if expectations continue to improve, it may provide greater protection of share values if more modest expectations develop.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team -- Advisor

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                             FUND PERFORMANCE REVIEW                          13

                             GROWTH AND INCOME FUND

    GROWTH AND INCOME FUND CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION-

[LINE GRAPH]

                Class A Shares          Class B Shares
                (includes maximum       (includes maximum
                 sales charge)*          applicable CDSC)**     S&P 500 Index
12/29/97            9,425                   10,000                 10,000
    4/98           10,928                   11,114                 11,717
   10/98           10,327                   10,447                 11,670
    4/99           12,910                   12,287                 13,057
   10/99           12,634                   12,821                 14,667
    4/00           13,654                   13,893                 15,725
   10/00           13,506                   13,682                 15,560
    4/01           12,430                   12,566                 13,677
   10/01           10,748                   10,777                 11,680
    4/02           11,300                   11,609                 11,948
   10/02            9,081                    9,295                  9,915
    4/03            9,286                    9,365                 10,359
   10/03           10,801                   10,861                 11,977

- This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P 500 Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

   GROWTH AND INCOME FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

[PIE CHART]

Materials                       4%
Industrials                    11%
Energy                          8%
Health Care                     9%
Telecommunication Services      4%
Consumer Staples                8%
Cash and Other Net Assets       5%
Financials                     24%
Utilities                       3%
Consumer Discretionary         11%
Information Technology         13%

           MEMBERS GROWTH AND INCOME FUND AVERAGE ANNUAL TOTAL RETURN

                                          % Return Without Sales Charge               % Return After Sales Charge***
                                   12 Months  3 Years   5 Years      Since      12 Months  3 Years   5 Years      Since
                                     Ended     Ended     Ended     Inception      Ended     Ended     Ended     Inception
                                   10/31/03   10/31/03  10/31/03  to 10/31/03+  10/31/03   10/31/03  10/31/03  to 10/31/03+
                                   --------   --------  --------  ------------  --------   --------  --------  ------------
Class A Shares*                     18.95%     -7.18%     0.90%       2.36%       12.12%    -9.00%    -0.28%       1.33%
Class B Shares**                    17.93      -7.90      0.12        1.58        13.43     -8.99     -0.28        1.42
Lipper Large-Cap Value Fund Index   20.57      -4.50      1.53        3.01           --        --        --          --
S&P 500 Index                       20.80      -8.34      0.53        3.14           --        --        --          --

  *  Maximum Sales Charge is 5.75% for A Shares.

 **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Applicable Sales Charge.

  +  Fund commenced operations on December 29, 1997.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

14                          FUND PERFORMANCE REVIEW

                            CAPITAL APPRECIATION FUND

INVESTMENT OBJECTIVE

The Capital Appreciation Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

The Fund is managed by a team of MEMBERS Capital Advisors' portfolio managers.

PRIMARY INVESTMENT STRATEGIES

The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have low market prices relative to their intrinsic values as estimated based on fundamental analysis of the issuing companies and their prospects. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund. The Fund typically invests in securities representing every sector of the S&P SuperComposite 1500 Index in approximately (+/-100%) the same weight-ings as such sector has in the S&P SuperComposite 1500 Index.

For a listing of the securities held in the portfolio at October 31, 2003, please turn to page 40.

The MEMBERS Capital Appreciation Fund (Class A shares at net asset value) returned 23.36% during the period ended October 31, 2003, out-performing the S&P 1500 SuperComposite Index, which returned 22.01%, but underperforming the Lipper Multi-Cap Core Fund Index of similar funds, which returned 24.33%. Fund performance versus the S&P 1500 was helped by an overweight in the information technology sector. Fund performance was hurt by stock selection in the financials sector, where Freddie Mac underperformed after it appeared more likely that it and its sibling Fannie Mae would face increased regulatory scrutiny. Stock selection also hurt performance in the information technology sector, where Concord EFS declined after news emerged that its proposed merger with First Data was under antitrust scrutiny by the U.S. Department of Justice. Performance was helped by stock selection in the health care sector, where Boston Scientific and IMS Health both rose significantly as investors apparently began to find more value in their underlying businesses, and in the industrials sector, where Dover and FedEx apparently were seen as either benefiting or about to benefit from the acceleration in economic activity over the summer months.

In the period, MEMBERS Capital Appreciation Fund rebounded strongly from subpar performance in a portion of the prior year as unprecedented instances of corporate fraud and earnings restatements were disclosed. Management continues to try to avoid more speculative securities. In the recent environment of marked increases in investor exuberance, this restraint led to modest under-performance versus its peer funds, many of which apparently were willing to take on a higher level of risk. If the recent surge in speculative activity in U.S. stock markets should fade, the Fund's posture may help it to defend, while still offering investors the opportunity for very attractive long-term capital appreciation.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team--Advisor

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                            FUND PERFORMANCE REVIEW                           15

                           CAPITAL APPRECIATION FUND

  CAPITAL APPRECIATION FUND CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION-

[LINE GRAPH]

                Class A Shares          Class B Shares
                (includes maximum       (includes maximum
                 sales charge)*          applicable CDSC)**     S&P SuperComposite 1500 Index
12/29/97            9,425                   10,000                         10,000
    4/98           11,057                   11,261                         11,692
   10/98           10,415                   10,541                         11,428
    4/99           12,558                   12,034                         13,445
   10/99           12,945                   13,153                         14,281
    4/00           14,585                   14,870                         15,481
   10/00           15,550                   15,812                         15,446
    4/01           14,708                   14,940                         13,757
   10/01           12,116                   12,205                         11,795
    4/02           12,057                   12,401                         12,314
   10/02            9,142                    9,364                         10,140
    4/03            9,674                    9,779                         10,586
   10/03           11,278                   11,366                         12,371

- This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P SuperComposite 1500 Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 CAPITAL APPRECIATION FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

[PIE CHART]

Cash and Other Net Assets        4%
Materials                        2%
Utilities                        2%
Health Care                     16%
Energy                           5%
Consumer Discretionary          11%
Telecommunication  Services      3%
Industrials                     11%
Consumer Staples                11%
Information Technology          18%
Financials                      17%

          MEMBERS CAPITAL APPRECIATION FUND AVERAGE ANNUAL TOTAL RETURN

                                        % Return Without Sales Charge                 % Return After Sales Charge***
                                  12 Months  3 Years   5 Years      Since      12 Months  3 Years   5 Years      Since
                                    Ended     Ended     Ended     Inception      Ended      Ended    Ended     Inception
                                  10/31/03   10/31/03  10/31/03  to 10/31/03+  10/31/03   10/31/03  10/31/03  to 10/31/03+
                                  --------   --------  --------  ------------  --------   --------  --------  ------------
Class A Shares*                    23.36%     -10.15%    1.60%       3.12%      16.24%     -11.90%    0.41%       2.08%
Class B Shares**                   22.45      -10.81     0.85        2.37       17.95      -11.86     0.46        2.22
Lipper Multi-Cap Core Fund Index   24.33       -6.71     2.66        3.60          --          --       --          --
S&P SuperComposite 1500 Index      22.01       -7.10     1.60        3.71          --          --       --          --

  *  Maximum Sales Charge is 5.75% for A Shares.

 **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Applicable Sales Charge.

  +  Fund commenced operations on December 29, 1997.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

16                          FUND PERFORMANCE REVIEW

                                  MID-CAP FUND

INVESTMENT OBJECTIVE

The Mid-Cap Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors' uses one or more subadvisors under a "manager of managers" approach to make investment decisions for some or all of the assets of this Fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets within the small-cap portion of the Fund.

PRIMARY INVESTMENT STRATEGIES

The Mid-Cap Fund invests primarily in common stocks of midsize and smaller companies (market capitalization of less than $10 billion at the time of purchase), and will under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. Relative to both the Growth and Income and Capital Appreciation Funds, the Mid-Cap Fund includes more smaller, less developed issuers. The Fund diversifies its holdings among various industries and among companies within those industries but is often less diversified than the Growth and Income Fund. The Fund typically invests in securities representing every sector of the S&P MidCap 400 Index in approximately (+/-100%) the same weight-ings as such sector has in the S&P MidCap 400 Index.

For a listing of the securities held in the portfolio on October 31, 2003, please turn to page 42.

The MEMBERS Mid-Cap Fund (Class A shares net asset value) returned 28.70% during the period ended October 31, 2003, trailing the S&P MidCap 400 Index, which returned 30.73%, and the Lipper Mid-Cap Value Fund Index of similar funds, which returned 33.60%. The Fund's performance versus the S&P MidCap 400 Index was hurt by an underweight in the information technology sector. Fund performance also was hurt by stock selection in the consumer discretionary sector, where Newell Rubbermaid significantly under-performed, and in the information technology sector, where Investment Technology Group posted a large decline. Performance was helped by stock selection in the health care sector, where pharmacy services provider Omnicare appreciated 77.06% after posting excellent operating results, and in the materials sector, where construction materials provider Martin Marietta benefited from the housing boom.

The absolute returns of the MEMBERS Mid-Cap Fund during the fiscal year just ended are remarkable, even though they modestly lagged the returns of its benchmark and peers. Periods of under- and out-performance by this Fund, like other mutual funds, are to be expected. The Fund's management generally expects the Fund to under-perform in very strong market environments, and to moderate market value declines in weak markets. Looking ahead, as recent monetary and fiscal stimulants dissipate, the Mid-Cap Fund's more defensive nature may serve investors well.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team -- Advisor Wellington Management Company, LLP -- Subadvisor

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                             FUND PERFORMANCE REVIEW                          17

                                  MID-CAP FUND

         MID-CAP FUND CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION-

[LINE GRAPH]

                Class A Shares          Class B Shares
                (includes maximum       (includes maximum
                 sales charge)*          applicable CDSC)**     S&P MidCap 400 Index
2/28/01             9,425                   10,000                     10,000
   4/01             9,793                    9,930                     10,278
  10/01             8,935                    9,006                      9,126
   4/02            10,601                   11,160                     10,954
  10/02             8,149                    8,540                      8,691
   4/03             8,630                    8,705                      9,036
  10/03            10,488                   10,560                     11,362

- This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P MidCap 400 Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

        MID-CAP FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

[PIE CHART]

Utilities                       8%
Consumer Staples                5%
Health Care                    10%
Cash and Other Assets           4%
Telecommunication Services      1%
Financials                     22%
Information Technology         10%
Energy                          6%
Industrials                    14%
Materials                       4%
Consumer Discretionary         16%

                MEMBERS MID-CAP FUND AVERAGE ANNUAL TOTAL RETURN

                                      % Return Without Sales Charge       % Return After Sales Charge***
                                      12 Months           Since           12 Months            Since
                                        Ended           Inception           Ended            Inception
                                      10/31/03         to 10/31/03+       10/31/03          to 10/31/03+
                                      --------         ------------       --------          ------------
Class A Shares*                        28.70%             4.08%            21.26%               1.80%
Class B Shares**                       27.75              3.31             23.25                2.06
Lipper Mid-Cap Value Fund Index        33.60              6.44                --                  --
S&P MidCap 400 Index                   30.73              4.90                --                  --

  *  Maximum Sales Charge is 5.75% for A Shares.

 **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Applicable Sales Charge.

  +  Fund commenced operations on February 28, 2001.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

18                          FUND PERFORMANCE REVIEW

                             MULTI-CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Muti-Cap Growth Fund seeks long-term capital appreciation.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more subadvisors under a "manager of managers" approach to make investment decisions for this Fund. Wellington Management Company, LLP is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

PRIMARY INVESTMENT STRATEGIES

The Multi-Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. The Fund seeks securities of growth companies across a broad range of market capitalization, which are companies that may be:

- major enterprises that have demonstrated and are expected to sustain above-average growth or whose rates of earnings growth are anticipated to accelerate because of factors such as expectations relative to management, new or unique products, superior market position, changes in demand for the company's products, or changes in the economy or segments of the economy affecting the company; or

- early in their life cycle, but have the potential to become much larger enterprises.

For a listing of the securities held in the portfolio at October 31, 2003, please turn to page 44.

During the 12-month period ended October 31, 2003, the Multi-Cap Growth Fund provided excellent performance, posting a total return of 27.79% (Class A shares at net asset value). That compares well with the Fund's representative index -- the Russell 3000 Growth Index -- which produced a total return for the period of 23.36% for the period, and the Fund's peer index -- the Lipper Multi-Cap Growth Fund Index -- which returned 28.14%.

The Fund's superior performance was primarily due to strong stock selection, which particularly added value in healthcare and financials, especially pharmaceuticals and bank industries. The subadvisor has been able to invest in pharmaceutical companies with solid product cycles, as well as attractively valued banks that may continue to benefit from a recovery in the economic cycle.

Given the bottom-up investment strategy employed by the Multi-Cap Growth Fund's subadvisor, sector allocations generally reflected individual stock selection decisions. The Fund's out-performance during the period was primarily due to strong stock selection, which added value in health care and financials. Within these sectors, stock selection in the pharmaceuticals and banking industries helped boost returns. Within these industries, the subadvisor has been able to invest in pharmaceutical companies with solid product cycles and attractively valued banks that are likely to stand to benefit from a recovery in the economic cycle. In keeping with its investment approach, the subadvisor continues to invest in sectors that have the potential to outperform the market long term. The Fund's significant underweight position in the defensive consumer staples sector significantly added to overall performance. Three top contributors to performance were the banking company Countrywide Financial, media company Omnicom Group and Citigroup, a diversified financial services company. Countrywide Financial rose as investors began to recognize the value of the company's large servicing portfolio and its rising share of the mortgage origination market. Omnicom Group advanced on its better than expected revenue growth and the signs of improvement in the advertising sector. Citigroup benefited from its leverage to rising financial markets, among other factors. Partially offsetting these results was weaker stock selection within the information technology and materials sectors. The Fund's underweight position in utilities detracted from performance. Holdings that detracted from performance included pharmaceutical giant Schering-Plough, health care equipment company HCA, and staple retailer CVS. Schering-Plough is undergoing competitive pressures across several key drug franchises. HCA has faced lower admissions growth due to a weak economy and changes in employer benefit plans that discourage use of hospitals. CVS struggled with increased levels of competition from the food and discount retailers. All three stocks were eliminated from the Fund by the end of the period.

We continue to be positive about the economy and overall business environment. Corporate sentiment continues to improve, which should lead to continued improvement in the inventory cycle. Fiscal and monetary policies remain highly stimulative, and should continue to be so as we approach the election in 2004. Consumers continue to spend, although it remains to be seen if their high spending levels will continue. Employment growth is stabilizing, and state and local budgets appear to be on the mend. These improvements, if they are sustained, should provide support to stock prices in general as corporate profits improve and investors extend their increased willingness to assume risk that has driven stocks higher over the last several months.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team -- Advisor Wellington Management Company, LLP -- Subadvisor

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                             FUND PERFORMANCE REVIEW                          19

                              MULTI-CAP GROWTH FUND

MULTI-CAP GROWTH FUND CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION-

[LINE GRAPH]

                Class A Shares          Class B Shares
                (includes maximum       (includes maximum
                 sales charge)*          applicable CDSC)**     Russell 3000 Growth Index
2/28/00             9,425                   10,000                       10,000
   4/00             8,087                    8,194                       10,023
  10/00             7,417                    7,478                        9,221
   4/01             5,353                    5,405                        6,839
  10/01             4,024                    4,051                        5,594
   4/02             3,949                    4,130                        5,521
  10/02             3,289                    3,420                        4,490
   4/03             3,450                    3,473                        4,595
  10/03             4,204                    4,210                        5.539

- This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Additionally, the Russell 3000 Growth Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

    MULTI-CAP GROWTH FUND DIVERSIFICATION OF INVESTMENTS AMONG MARKET SECTORS

[PIE CHART]

Other Sectors                   6%
Telecommunications              6%
Information Technology         35%
Cash and Other Net Assets       4%
Financials                     11%
Consumer Services               9%
Health Care                    19%
Consumer Discretionary         10%

            MEMBERS MULTI-CAP GROWTH FUND AVERAGE ANNUAL TOTAL RETURN

                                      % Return Without Sales Charge     % Return After Sales Charge***
                                    12 Months  3 Years      Since      12 Months  3 Years      Since
                                      Ended     Ended     Inception      Ended     Ended     Inception
                                    10/31/03   10/31/03  to 10/31/03+  10/31/03   10/31/03  to 10/31/03+
                                    --------   --------  ------------  --------   --------  ------------
Class A Shares*                      27.79%     -17.25%     -19.74%     20.54%     -18.86%     -21.03%
Class B Shares**                     26.90      -17.86      -20.34      22.40      -18.83      -21.00
Lipper Multi-Cap Growth Fund Index   28.14      -16.14      -16.50         --          --          --
Russell 3000 Growth Index            23.36      -15.62      -14.86         --          --          --

  *  Maximum Sales Charge is 5.75% for A Shares.

 **  Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

***  Assuming Maximum Applicable Sales Charge.

  +  Fund commenced operations on February 29, 2000.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

20                          FUND PERFORMANCE REVIEW

                            INTERNATIONAL STOCK FUND

INVESTMENT OBJECTIVE

The International Stock Fund seeks long-term growth of capital.

PORTFOLIO MANAGEMENT

MEMBERS Capital Advisors uses one or more sub-advisors under a "manager of managers" approach to make investment decisions for this Fund. Lazard Asset Management is the only subadvisor currently used by MEMBERS Capital Advisors to manage the assets of the Fund.

PRIMARY INVESTMENT STRATEGIES

Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks and other securities representing equity interests such as American Depository Receipts, European Depository Receipts and Global Depository Receipts.

For a listing of the securities held in the portfolio at October 31, 2003, please turn to page 46.

After a slow start, international stock markets rallied during the 12-month period ended October 31, 2003, particularly after news about the war in Iraq and global economies turned mostly positive. Investors' appetite for risk rose to levels not seen since the late 1990s, with riskier small-cap and emerging market stocks posting impressive gains. Large-cap stocks in developed markets also posted strong results in general, but underperformed relative to their more aggressive counterparts. Around the globe, growth stocks generally outperformed value stocks. Again, this was mostly due to investors' apparent increased appetite for risk.

In the international small-cap arena, highly leveraged and more aggressive firms generally produced the best results. The small-cap segment of the fund underperformed during the period as a result of its more conservative bias, particularly its underweight in the technology sector. Emerging market stock indexes also benefited from continued optimism regarding the global economy and increased appetite for risk. There was relatively little difference in performance by region as nearly all areas of the globe participated in the rally that started earlier in 2003. By sector, the sharpest gains were recorded in information technology and materials, both of which also performed well in developed markets. The weakest sectors were the more defensive, particularly healthcare and consumer staples.

The International Stock Fund outperformed its benchmark and peers during the period. The Fund posted a total return of 28.46% (Class A shares at net asset value), versus 27.57% for the MSCI EAFE Index and 26.55% for the Lipper International Fund Index.

During the last year, international stock markets posted impressive returns that were reminiscent of the bubble years of the last decade. Much of the rally may have reflected improving sentiment among investors who finally saw light at the end of the economic tunnel after three years of malaise and international turmoil. The Fund generally benefited from these improvements through its exposure to small-cap and emerging market stocks. While we welcome such improvements in investor psychology, we are concerned that some of that improvement may have been faster than the near-term global economic outlook can support. Also, a weakening U.S. dollar probably aided performance, but could ultimately hurt the prospects of overseas corporations in the intermediate term. As such, within the Fund's three major segments -- EAFE large cap, EAFE small-cap and emerging market stocks -- stock selection will continue to seek attractively valued companies with positive long-term outlooks and will seek to avoid those companies that might be most vulnerable to a market setback.

MEMBERS Capital Advisors' Common Stock Portfolio Management Team -- Advisor Lazard Asset Management -- Subadvisor

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                             FUND PERFORMANCE REVIEW                          21

                            INTERNATIONAL STOCK FUND

  INTERNATIONAL STOCK FUND CUMULATIVE PERFORMANCE OF $10,000 SINCE INCEPTION -

[LINE GRAPH]

                 Class A Shares            Class B Shares       Morgan Stanley Capital International
                (includes maximum        (includes maximum      Europe, Australasia & Far East Index
                 sales  charge)*         applicable CDSC)**             (MSCI EAFE Index )
12/29/97              9,425                   10,000                           10,000
    4/98             11,104                   11,301                           11,592
   10/98              9,764                    9,840                           11,090
    4/99             11,084                   10,916                           12,035
   10/99             11,413                   11,545                           13,863
    4/00             10,981                   11,103                           14,619
   10/00             10,353                   10,413                           10,410
    4/01              9,632                    9,703                           12,257
   10/01              7,984                    8,017                           10,033
    4/02              9,044                    9,291                           10,613
   10/02              7,646                    7,826                            8,745
    4/03              7,895                    7,983                            8,923
   10/03              9,822                    9,885                           11,156

- This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Indices are unmanaged and investors cannot invest in them. Additionally, the MSCI EAFE Index return does not reflect expenses or sales charges. The graphs above and the table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      INTERNATIONAL STOCK FUND GEOGRAPHICAL DIVERSIFICATION OF INVESTMENTS

[PIE CHART]

Latin America                              6%
United Kingdom                            20%
Africa                                     3%
Japan                                     12%
Cash and Other Net Assets                  3%
Other Countries                            5%
Pacific Basin                             13%
Europe (excluding
  United Kingdom)                         38%

          MEMBERS INTERNATIONAL STOCK FUND AVERAGE ANNUAL TOTAL RETURN

                                           % Return Without Sales Charge               % Return After Sales Charge***
                                    12 Months  3 Years    5 Years      Since      12 Months   3 Years   5 Years      Since
                                      Ended     Ended      Ended     Inception      Ended      Ended     Ended     Inception
                                    10/31/03   10/31/03   10/31/03  to 10/31/03+  10/31/03    10/31/03  10/31/03  to 10/31/03+
                                    --------   --------   --------  ------------  ---------   --------  --------  ------------
Class A Shares*                      28.46%     -1.74%     0.12%        0.71%       21.02%     -3.65%    -1.06%     -0.31%
Class B Shares**                     27.44      -2.50     -0.62        -0.05        22.94      -3.65     -0.98      -0.20
Lipper International Fund Index      26.55      -4.83      1.88         2.50           --         --        --         --
MSCI EAFE Index                      27.57      -5.77      0.09         1.89           --         --        --         --

  * Maximum Sales Charge is 5.75% for A Shares.

 ** Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.

*** Assuming Maximum Applicable Sales Charge.

  + Fund commenced operations on December 29, 1997.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

22                 CASH RESERVES FUND -- PORTFOLIO OF INVESTMENTS

                                                                            Value
      Par Value                                                            (Note 2)
      ---------                                                            --------
COMMERCIAL PAPER (A) - 28.80%

              CHEMICALS - 3.80%
$   1,000,000 E.I. du Pont de Nemours and Co.
              1.010%, due 11/18/03....................................   $   999,523
                                                                         -----------
              FINANCE - 25.00%
    1,000,000 American General Finance Corp.
              1.030%, due 11/20/03....................................      999,456
    1,000,000 CXC, Inc.
              1.050%, due 12/08/03....................................       998,921
      750,000 Greyhawk Funding LLC
              1.100%, due 01/05/04                                           748,510
    1,000,000 Household Finance Corp.
              1.090%, due 01/06/04....................................       998,002
    1,000,000 NESS LLC
              1.060%, due 12/05/03                                           998,999
      800,000 Nestle Capital Corp
              1.030%, due 12/04/03....................................       799,245
    1,033,000 Perry Global Funding LLC
              1.060%, due 11/06/03....................................     1,032,848
                                                                         -----------
                                                                           6,575,981
                                                                         -----------
              TOTAL COMMERCIAL PAPER..................................     7,575,504
                                                                         -----------
              (Cost $7,575,504)

CORPORATE NOTES AND BONDS - 26.68%

              CONSUMER STAPLES - 1.95%
      500,000 PepsiCo Inc
              4.500%, due 09/15/04....................................       514,162
                                                                         -----------
              FINANCE - 18.89%
    1,000,000 American Express Credit Corp. (G)
              1.150%, due 11/05/03....................................     1,000,000
      450,000 Associates Corp. of North America
              5.750%, due 11/01/03....................................       450,000
      900,000 General Electric Capital Corp. (G)
              1.270%, due 01/22/04....................................       900,437
      400,000 Merrill Lynch & Co., Inc. (G)
              1.420%, due 11/10/03....................................       400,483
      500,000 Merrill Lynch & Co., Inc. (G)
              1.650%, due 01/12/04....................................       500,553
    1,000,000 Morgan Stanley Dean Witter & Co. (G)
              1.495%, due 11/07/03....................................     1,001,676
      700,000 Wells Fargo Financial, Inc.
              5.450%, due 05/03/04....................................       715,031
                                                                         -----------
                                                                           4,968,180
                                                                         -----------
              RETAIL - 2.95%
      750,000 Wal-Mart Stores, Inc.
              7.500%, due 05/15/04....................................       776,002
                                                                         -----------
              TELECOMMUNICATION - 2.89%
      750,000 Bellsouth Corp. (C)(G)
              4.160%, due 04/26/04....................................       759,825
                                                                         -----------
              TOTAL CORPORATE NOTES AND BONDS.........................     7,018,169
                                                                         -----------
              (Cost $7,018,169)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 36.21%

              FEDERAL FARM CREDIT BANK - 1.84%
      486,000 0.900%, due 03/17/04....................................   $   484,336
                                                                         -----------
              FEDERAL HOME LOAN BANK - 7.79%
      548,000 1.030%, due 12/01/03....................................       547,529
    1,500,000 3.125%, due 11/14/03....................................     1,500,983
                                                                         -----------
                                                                           2,048,512
                                                                         -----------
              FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.59%
    1,000,000 1.010%, due 11/03/03....................................       999,944
    1,000,000 1.075%, due 01/21/04....................................       997,581
                                                                         -----------
                                                                           1,997,525
                                                                         -----------
              STUDENT LOAN MARKETING ASSOCIATION - 11.40%
    3,000,000 1.030%, due 11/04/03 (G)................................     3,000,000
                                                                         -----------
              U.S. TREASURY BILL - 7.59%
    2,000,000 0.910%, due 01/02/04....................................     1,996,866
                                                                         -----------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS.....................................      9,527,239
              (Cost $9,527,239)                                          -----------

                Shares
                ------
INVESTMENT COMPANY - 4.18%
    1,099,478 SSgA Prime Money Market Fund............................     1,099,478
                                                                         -----------
              TOTAL INVESTMENT COMPANY................................     1,099,478
                                                                         -----------
              (Cost $1,099,478)

              Par Value
              ---------
REPURCHASE AGREEMENT - 3.80%
$    1,000,000 J. P. Morgan Chase & Co.
               0.970%, due 11/03/03, dated 10/31/03,
               collateralized by $390,000 of Federal Farm
               Credit Bank, market value $393,081; $500,000
               of Federal Home Loan Bank, market value
               $550,665; and $80,000 of Federal Home Loan
               Mortgage Corp., market value $79,776...................     1,000,000
                                                                         -----------
               TOTAL REPURCHASE AGREEMENT.............................     1,000,000
                                                                         -----------
               (Cost $1,000,000)

    TOTAL INVESTMENTS - 99.67%........................................    26,220,390
                                                                         -----------
    (Cost $26,220,390**)
    NET OTHER ASSETS AND LIABILITIES - 0.33%..........................        86,537
                                                                         -----------
    TOTAL NET ASSETS - 100.00%........................................   $26,306,927
                                                                         ===========

-------------------
 **  Aggregate cost for Federal tax purposes.

(A)  Rate noted represents annualized yield at time of purchase.

(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

(G)  Floating rate or variable rate notes.

                See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]                       ANNUAL REPORT OCTOBER 31, 2003

                    BOND FUND -- PORTFOLIO OF INVESTMENTS                     23

                                                                            Value
                   Par Value                                              (Note 2)
                   ---------                                              --------
ASSET BACKED - 3.58%
$     550,000 ABSC Long Beach Home Equity Loan Trust,
              Series 2000-LB1, Class AF5 (G)
              8.050%, due 09/21/30................................       $   592,622
      600,000 Conseco Finance Securitizations Corp.,
              Series 2001-1, Class M1
              7.535%, due 07/01/32................................           330,000
      700,000 Green Tree Home Equity Loan Trust,
              Series 1999-A, Class B1
              8.970%, due 11/15/27................................           731,276
    2,000,000 Long Beach Mortgage Loan Trust,
              Series 2002-1, Class M3 (G)
              3.620%, due 05/25/32................................         1,943,900
    1,500,000 New Century Home Equity Trust,
              Series 2003-5, Class AI5
              5.500%, due 09/25/31................................         1,518,516
                                                                         -----------
              TOTAL ASSET BACKED..................................         5,116,314
                                                                         -----------
              (Cost $5,286,530)

COMMERCIAL MORTGAGE BACKED - 3.73%
    1,200,000 Duke Weeks Industrial Trust,
              Series 2000-DW1, Class A2 (C)
              7.151%, due 10/15/10................................         1,373,963
    1,475,880 Morgan Stanley Capital I, Inc.,
              Series 1999-CAM1, Class A3
              6.920%, due 03/15/32................................         1,603,977
    2,000,000 Morgan Stanley Dean Witter Capital I, Inc.,
              Series 2000-PRIN, Class A4
              7.490%, due 01/23/15................................         2,348,572
                                                                         -----------
              TOTAL COMMERCIAL MORTGAGE BACKED....................         5,326,512
                                                                         -----------
              (Cost $5,084,533)

PRIVATE LABEL MORTGAGE BACKED - 1.18%
    1,600,000 Countrywide Alternative Loan Trust,
              Series 2002-5, Class A10
              6.750%, due 06/25/32................................         1,682,939
                                                                         -----------
              TOTAL PRIVATE LABEL MORTGAGE BACKED.................         1,682,939
                                                                         -----------
              (Cost $1,625,411)

CORPORATE NOTES AND BONDS - 28.78%

              AEROSPACE/DEFENSE - 0.28%
      400,000 Raytheon Co.
              4.500%, due 11/15/07................................           401,140
                                                                         -----------
              BASIC INDUSTRIES - 1.10%
      300,000 International Paper Co.
              8.125%, due 07/08/05................................           328,651
      200,000 International Paper Co.
              7.875%, due 08/01/06................................           225,097
    1,000,000 Weyerhaeuser Co.
              6.875%, due 12/15/33................................         1,018,511
                                                                         -----------
                                                                           1,572,259
                                                                         -----------
              BASIC MATERIALS - 0.61%
      850,000 Abitibi-Consolidated, Inc.
              8.850%, due 08/01/30................................           876,905
                                                                         -----------
              CABLE - 1.19%
     $800,000 Comcast Corp.
              5.300%, due 01/15/14................................           786,288
      500,000 Cox Communications, Inc.
              6.875%, due 06/15/05................................           537,020
      350,000 TCI Communications, Inc.
              8.650%, due 09/15/04................................           370,276
                                                                         -----------
                                                                           1,693,584
                                                                         -----------
              CAPITAL GOODS - 0.37%
      500,000 United Technologies Corp.
              6.625%, due 11/15/04................................           525,506
                                                                         -----------
              CHEMICALS - 0.75%
    1,000,000 Dow Chemical Co.
              5.750%, due 12/15/08................................         1,063,488
                                                                         -----------
              COMMUNICATION SERVICES - 0.70%
    1,000,000 Clear Channel Communications, Inc.
              4.250%, due 05/15/09................................           993,376
                                                                         -----------
              CONSUMER STAPLES - 0.88%
      750,000 Coca-Cola Enterprises, Inc.
              4.375%, due 09/15/09.................................          762,176
      500,000 Safeway, Inc.
              4.125%, due 11/01/08.................................          498,301
                                                                         -----------
                                                                           1,260,477
                                                                         -----------
              ENERGY - 2.96%
      500,000 Burlington Resources Finance Co.
              5.700%, due 03/01/07................................           543,859
      600,000 Conoco, Inc.
              5.900%, due 04/15/04................................           612,240
      500,000 Occidental Petroleum Corp.
              5.875%, due 01/15/07................................           543,886
      400,000 Phillips Petroleum Co.
              8.500%, due 05/25/05................................           439,890
      500,000 Sunoco, Inc.
              7.125%, due 03/15/04................................           509,707
      450,000 Texaco Capital, Inc.
              5.700%, due 12/01/08................................           478,983
    1,000,000 Valero Energy Corp.
              7.500%, due 04/15/32................................         1,094,236
                                                                         -----------
                                                                           4,222,801
                                                                         -----------
              FINANCE - 7.78%
      500,000 AIG SunAmerica Global Financing XII (C)
              5.300%, due 05/30/07................................           539,681
      750,000 American Association of Retired
              Persons (C)
              7.500%, due 05/01/31................................           866,882
      500,000 American General Finance Corp.
              4.625%, due 09/01/10................................           502,180
      850,000 Bank of America Corp.
              4.875%, due 01/15/13................................           845,442
      500,000 Bear Stearns Cos., Inc.
              7.800%, due 08/15/07................................           578,698
    1,000,000 Cendant Corp.
              6.250%, due 01/15/08................................         1,085,338
      500,000 CIT Group, Inc.
              7.375%, due 04/02/07................................           563,994

                See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

24              BOND FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                                    Value
 Par Value                                                                        (Note 2)
 ---------                                                                      -------------
   CORPORATE NOTES AND BONDS (CONTINUED)

                FINANCE (CONTINUED)
$    750,000    Countrywide Home Loans, Inc.
                5.250%, due 06/15/04 ...................................        $     766,942
     750,000    EOP Operating LP
                6.500%, due 06/15/04 ...................................              772,177
     750,000    Goldman Sachs Group, Inc.
                5.700%, due 09/01/12 ...................................              783,994
     750,000    Household Finance Corp.
                6.500%, due 11/15/08 ...................................              837,271
     500,000    MBNA America Bank N.A. (C)
                6.875%, due 07/15/04 ...................................              516,461
     500,000    Merrill Lynch & Co., Inc.
                7.375%, due 05/15/06 ...................................              555,127
     500,000    U.S. Bank N.A.
                6.300%, due 02/04/14 ...................................              551,507
     750,000    Wachovia Corp.
                4.950%, due 11/01/06 ...................................              795,832
     500,000    Washington Mutual Finance Corp.
                6.250%, due 05/15/06 ...................................              542,449
                                                                                -------------
                                                                                   11,103,975
                                                                                -------------

                INDUSTRIALS - 4.56%
   1,000,000    Caterpillar Financial Services Corp.
                2.500%, due 10/03/06 ...................................              992,984
   1,000,000    DaimlerChrysler North America Holding Corp.
                4.750%, due 01/15/08 ...................................              999,181
     500,000    Ford Motor Credit Co. (G)
                1.351%, due 04/28/05 ...................................              489,798
     500,000    Ford Motor Credit Co.
                7.600%, due 08/01/05 ...................................              530,139
     800,000    General Electric Co.
                5.000%, due 02/01/13 ...................................              805,069
     500,000    General Electric Global Insurance Corp.
                7.000%, due 02/15/26 ...................................              528,534
     500,000    General Motors Acceptance Corp.
                6.125%, due 08/28/07 ...................................              526,722
     600,000    General Motors Acceptance Corp.
                6.875%, due 09/15/11 ...................................              618,962
     500,000    Waste Management, Inc.
                7.000%, due 10/01/04 ...................................              521,103
     450,000    Waste Management, Inc.
                6.375%, due 11/15/12 ...................................              490,410
                                                                                -------------
                                                                                    6,502,902
                                                                                -------------

                PIPELINE - 0.73%
     250,000    ENSERCH Corp.
                6.375%, due 02/01/04 ...................................              252,252
     750,000    Kinder Morgan, Inc.
                6.650%, due 03/01/05 ...................................              795,934
                                                                                -------------
                                                                                    1,048,186
                                                                                -------------

                REITS - 0.36%
     500,000    Avalon Bay Communities, Inc.
                6.580%, due 02/15/04 ...................................              507,095
                                                                                -------------

                TELECOMMUNICATIONS - 2.19%
     750,000    Bellsouth Capital Funding Corp.
                7.875%, due 02/15/30 ...................................              901,201
     750,000    SBC Communications, Inc.
                5.875%, due 08/15/12 ...................................              793,316
     250,000    Sprint Capital Corp.
                7.125%, due 01/30/06 ...................................              270,298
     200,000    Telephone & Data Systems, Inc.
                7.000%, due 08/01/06 ...................................              217,075
     500,000    Verizon Wireless Capital LLC
                5.375%, due 12/15/06 ...................................              533,992
     400,000    Vodafone Group PLC
                6.250%, due 11/30/32 ...................................              402,926
                                                                                -------------
                                                                                    3,118,808
                                                                                -------------

                TRANSPORTATION - 1.16%
     750,000    Burlington Northern Santa Fe Corp.
                6.375%, due 12/15/05 ...................................              814,065
     750,000    Norfolk Southern Corp.
                7.250%, due 02/15/31 ...................................              847,189
                                                                                -------------
                                                                                    1,661,254
                                                                                -------------

                UTILITIES - 3.16%
     750,000    DTE Energy Co.
                6.450%, due 06/01/06 ...................................              813,418
     500,000    Energy East Corp.
                8.050%, due 11/15/10 ...................................              588,992
     500,000    FirstEnergy Corp., Series A
                5.500%, due 11/15/06 ...................................              525,432
     750,000    Niagara Mohawk Power Co.
                7.750%, due 05/15/06 ...................................              843,768
     250,000    Progress Energy, Inc.
                7.750%, due 03/01/31 ...................................              292,000
     600,000    Virginia Electric and Power Co., Series A
                5.750%, due 03/31/06 ...................................              643,954
     750,000    Wisconsin Electric Power Co.
                6.500%, due 06/01/28 ...................................              803,289
                                                                                -------------
                                                                                    4,510,853
                                                                                -------------

                TOTAL CORPORATE NOTES AND BONDS ........................           41,062,609
                                                                                -------------
                (Cost $39,544,617)

   MORTGAGE BACKED - 32.99%

                FEDERAL HOME LOAN MORTGAGE CORP.- 8.48%
   2,150,073    5.000%, due 05/01/18 Pool # E96322 .....................            2,184,849
   1,518,994    7.000%, due 07/15/27 Series 1974 Class ZA ..............            1,597,679
   2,500,000    5.500%, due 05/15/28 Series 2519 Class NG ..............            2,576,833
   2,630,000    6.000%, due 02/15/30 Series 2470 Class BA ..............            2,751,885
      33,697    8.000%, due 06/01/30 Pool # C01005 .....................               36,273
     711,928    6.500%, due 07/15/30 Series 2351 Class PX                             725,029
     230,806    7.000%, due 03/01/31 Pool # C48133 .....................              242,845
     548,925    6.500%, due 01/01/32 Pool # C62333 .....................              570,985
   1,382,481    6.000%, due 09/01/32 Pool # C70558 .....................            1,419,115
                                                                                -------------
                                                                                   12,105,493
                                                                                -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.68%
     512,283    6.100%, due 04/01/11 Pool # 383475 .....................              559,727
   2,200,000    5.500%, due 12/25/14 Series 2002-55 Class QC ...........            2,285,483
     172,501    6.000%, due 05/01/16 Pool # 582558 .....................              179,443
     507,318    5.500%, due 09/01/17 Pool # 657335 .....................              522,543
   1,721,157    5.500%, due 02/01/18 Pool # 673194 .....................            1,772,811
     301,264    6.000%, due 05/01/21 Pool # 253847 .....................              310,803
   1,442,265    5.500%, due 12/01/22 Pool # 254587 .....................            1,468,425
   1,460,296    6.000%, due 03/25/27 Series 1998-63 Class PG ...........            1,488,490
     181,435    6.000%, due 11/01/31 Series 2001-72 Class NC ...........              181,360

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                BOND FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)             25

                                                                                    Value
 Par Value                                                                        (Note 2)
 ---------                                                                      -------------
   MORTGAGE BACKED (CONTINUED)

                FEDERAL NATIONAL MORTGAGE ASSOCIATION (CONTINUED)
$    503,092    7.000%, due 11/01/31 Pool # 607515 .....................        $     529,717
     443,796    6.000%, due 02/01/32 Pool # 611619 .....................              455,654
   1,166,035    6.500%, due 03/01/32 Pool # 631377 .....................            1,211,408
     175,212    7.000%, due 05/01/32 Pool # 644591 .....................              184,485
   4,237,062    6.500%, due 06/01/32 Pool # 545691 .....................            4,401,936
     987,732    6.000%, due 12/01/32 Pool # 676552 .....................            1,014,123
   2,867,487    5.500%, due 04/01/33 Pool # 690206 .....................            2,895,173
   2,461,434    5.500%, due 05/01/33 Pool # 704523 .....................            2,485,199
   1,737,912    6.000%, due 05/01/33 Pool # 555436 .....................            1,784,564
   1,168,332    6.000%, due 08/01/33 Pool # 729418 .....................            1,199,642
   1,621,813    6.000%, due 08/01/33 Pool # 729423 .....................            1,665,277
   1,500,001    5.000%, due 10/01/33 Pool # 254903 .....................            1,480,442
                                                                                -------------
                                                                                   28,076,705
                                                                                -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.83%
      70,597    8.000%, due 10/20/15 Pool # 002995 .....................               75,300
   1,949,772    6.500%, due 09/20/28 Series 1998-21Class ZB ............            2,061,929
     268,317    6.500%, due 02/20/29 Pool # 002714 .....................              280,333
      47,209    7.500%, due 05/20/30 Pool # 002921 .....................               50,055
   1,500,000    6.500%, due 08/16/30 Series 2001-10 Class PD ...........            1,583,813
      93,415    7.500%, due 08/20/30 Pool # 002957 .....................               99,047
     225,464    6.500%, due 04/20/31 Pool # 003068 .....................              235,512
   2,400,000    6.000%, due 07/20/32 Series 2002-50 Class PE ...........            2,503,867
                                                                                -------------
                                                                                    6,889,856
                                                                                -------------
                TOTAL MORTGAGE BACKED ..................................           47,072,054
                                                                                -------------
                (Cost $46,538,969)

   U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.00%

                FEDERAL FARM CREDIT BANK - 0.78%
     500,000    6.125%, due 12/29/15 ...................................              557,349
     500,000    5.875%, due 10/03/16 ...................................              547,307
                                                                                -------------
                                                                                    1,104,656
                                                                                -------------

                FEDERAL HOME LOAN MORTGAGE CORP.- 1.76%
   2,500,000    4.875%, due 11/15/13 ...................................            2,506,620
                                                                                -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.72%
   1,000,000    5.000%, due 01/20/07 ...................................            1,007,871
   2,000,000    5.250%, due 03/22/07 ...................................            2,031,308
   3,000,000    4.000%, due 09/02/08 ...................................            3,015,597
   2,950,000    6.400%, due 05/14/09 ...................................            3,023,372
     500,000    6.250%, due 07/19/11 ...................................              515,201
                                                                                -------------
                                                                                    9,593,349
                                                                                -------------

                U.S. TREASURY BONDS - 3.77%
     500,000    9.125%, due 05/15/09 ...................................              520,821
   4,250,000    6.250%, due 05/15/30 ...................................            4,859,441
                                                                                -------------
                                                                                    5,380,262
                                                                                -------------

                U.S. TREASURY NOTES - 13.97%
   1,600,000    6.500%, due 08/15/05 ...................................            1,734,437
   1,500,000    1.625%, due 10/31/05 ...................................            1,493,788
   1,700,000    5.750%, due 11/15/05 ...................................            1,831,485
   5,000,000    2.625%, due 05/15/08 ...................................            4,901,365
   6,150,000    3.875%, due 02/15/13 ...................................            5,978,710
   1,050,000    3.625%, due 05/15/13 ...................................            1,005,334
   3,000,000    1.875%, due 07/15/13 (J) ...............................            2,991,798
                                                                                -------------
                                                                                   19,936,917
                                                                                -------------

                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS ......................................          38,521,804
                                                                                -------------
                (Cost $38,679,086)

    Shares
    ------
INVESTMENT COMPANIES - 20.31%

   3,438,271    SSgA Prime Money Market Fund ...........................            3,438,271
  25,547,819    State Street Navigator Securities
                Lending Prime Portfolio (I) ............................           25,547,819
                                                                                -------------

                TOTAL INVESTMENT COMPANIES .............................           28,986,090
                                                                                -------------
                (Cost $28,986,090)

OTHER INVESTMENTS (I) - 0.18%                                                         250,850
                                                                                -------------
(Cost $250,850)
TOTAL INVESTMENTS - 117.75% .........................................             168,019,172
                                                                                -------------
(Cost $165,996,086**)
NET OTHER ASSETS AND LIABILITIES - (17.75)%                                       (25,325,325)
                                                                                -------------
TOTAL NET ASSETS - 100.00% ..........................................           $ 142,693,847
                                                                                =============

-----------------------------
      **  Aggregate cost for Federal tax purposes was $166,001,812.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

     (G)  Floating rate or variable rate note.

     (I)  Represents collateral held in connection with securities lending.

     (J) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

26                 HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS

                                                                                    Value
 Par Value                                                                        (Note 2)
 ---------                                                                      -------------
   ASSET BACKED - 0.60%

$     47,547    Continental Airlines, Inc., Series
                1997-4, Class B
                6.900%, due 01/02/17 ...................................        $      38,617
      44,387    Continental Airlines, Inc., Series
                1998-1, Class B
                6.748%, due 03/15/17 ...................................               35,670
     121,127    Continental Airlines, Inc., Series
                1999-1, Class B
                6.795%, due 02/02/20 ...................................              102,016
     134,671    Continental Airlines, Inc., Series
                1999-2, Class B
                7.566%, due 03/15/20 ...................................              111,990
      45,000    Delta Air Lines, Inc., Series 2000-1,
                Class B
                7.920%, due 05/18/12 ...................................               39,794
                                                                                -------------
                TOTAL ASSET BACKED .....................................              328,087
                                                                                -------------
                (Cost $307,054)

   COMMERCIAL MORTGAGE BACKED - 0.28%

     180,000    Commercial Mortgage Acceptance Corp.,
                Series 1998-C2, Class F (C)(G)
                5.440%, due 09/15/30 ...................................              157,412
                                                                                -------------
                TOTAL COMMERCIAL MORTGAGE BACKED .......................              157,412
                                                                                -------------
                (Cost $130,592)

   CORPORATE NOTES AND BONDS - 93.48%

                AEROSPACE/DEFENSE - 1.04%
     125,000    Alliant Techsystems, Inc.
                8.500%, due 05/15/11 ...................................              138,125
     110,000    K & F Industries, Inc., Series B
                9.250%, due 10/15/07 ...................................              113,850
      55,000    K & F Industries, Inc., Series B
                9.625%, due 12/15/10 ...................................               61,600
     235,000    L-3 Communications Corp.
                7.625%, due 06/15/12 ...................................              256,150
                                                                                -------------
                                                                                      569,725
                                                                                -------------

                BASIC MATERIALS - 6.58%
     375,000    Abitibi-Consolidated, Inc. (D)
                8.550%, due 08/01/10 ...................................              407,813
     170,000    Boise Cascade Corp.
                7.000%, due 11/01/13 ...................................              174,168
     260,000    Buckeye Technologies, Inc.
                8.000%, due 10/15/10 ...................................              245,700
      50,000    Buckeye Technologies, Inc. (C)
                8.500%, due 10/01/13 ...................................               52,250
     140,000    Dresser, Inc.
                9.375%, due 04/15/11 ...................................              143,850
     215,000    FiberMark, Inc.
                10.750%, due 04/15/11 ..................................              141,900
     105,000    Foamex L.P.
                10.750%, due 04/01/09 ..................................               92,400
     705,000    Georgia-Pacific Corp.
                9.375%, due 02/01/13 ...................................              810,750
     220,000    Hexcel Corp.
                9.750%, due 01/15/09 ...................................              229,350
      30,000    Huntsman International LLC
                9.875%, due 03/01/09 ...................................               31,650
     265,000    Huntsman International LLC
                10.125%, due 07/01/09 ..................................              252,413
     137,000    Interface, Inc.
                10.375%, due 02/01/10 ..................................              145,220
     195,000    Norske Skog Canada, Ltd., Series D (D)
                8.625%, due 06/15/11 ...................................              199,875
     250,000    Rhodia S.A. (C)(D)
                8.875%, due 06/01/11 ...................................              222,500
      65,000    Sovereign Specialty Chemicals, Inc.
                11.875%, due 03/15/10 ..................................               64,675
      50,000    Specialty Paperboard, Inc.
                9.375%, due 10/15/06 ...................................               35,750
     180,000    Tempur Pedic, Inc. and Tempur Production
                USA, Inc. (C)
                10.250%, due 08/15/10 ..................................              199,800
     160,000    United States Steel Corp.
                9.750%, due 05/15/10 ...................................              168,800
                                                                                -------------
                                                                                    3,618,864
                                                                                -------------

                BUILDING AND CONSTRUCTION - 3.24%
     120,000    American Standard, Inc.
                7.375%, due 02/01/08 ...................................              132,300
     160,000    Atrium Cos., Inc., Series B
                10.500%, due 05/01/09 ..................................              170,000
      85,000    Corrections Corp. of America
                9.875%, due 05/01/09 ...................................               95,306
      25,000    Corrections Corp. of America
                7.500%, due 05/01/11 ...................................               26,125
      50,000    Corrections Corp. of America (C)
                7.500%, due 05/01/11 ...................................               52,250
     375,000    D. R. Horton, Inc.
                8.000%, due 02/01/09 ...................................              418,125
      85,000    Formica Corp., Series B (E)
                10.875%, due 03/01/09 ..................................               14,875
      25,000    International Wire Group, Inc., Series B
                11.750%, due 06/01/05 ..................................               13,750
     140,000    Joy Global, Inc., Series B
                8.750%, due 03/15/12 ...................................              154,700
     150,000    MMI Products, Inc., Series B
                11.250%, due 04/15/07 ..................................               96,750
     260,000    Nortek Holdings, Inc., Series B
                9.250%, due 03/15/07 ...................................              268,775
      80,000    Nortek Holdings, Inc., Series B
                8.875%, due 08/01/08 ...................................               83,400
     250,000    WCI Communities, Inc. (C)
                7.875%, due 10/01/13 ...................................              258,750
                                                                                -------------
                                                                                    1,785,106
                                                                                -------------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)          27

                                                                                    Value
 Par Value                                                                        (Note 2)
 ---------                                                                      -------------
   CORPORATE NOTES AND BONDS (CONTINUED)

                CABLE - 0.46%
$    225,000    DirecTV Holdings LLC
                8.375%, due 03/15/13 ...................................        $     253,125
                                                                                -------------

                CHEMICALS AND DRUGS - 2.77%
     150,000    Acetex Corp. (D)
                10.875%, due 08/01/09 ..................................              168,000
     155,000    Alpharma, Inc. (C)
                8.625%, due 05/01/11 ...................................              154,613
     165,000    Equistar Chemicals L.P./ Equistar Funding Corp. (C)
                10.625%, due 05/01/11 ..................................              172,425
     205,000    IMC Global, Inc. (C)
                10.875%, due 08/01/13 ..................................              211,662
      10,000    Kronos International, Inc. (F)
                8.875%, due 06/30/09 ...................................               12,017
      60,000    Lyondell Chemical Co., Series A
                9.625%, due 05/01/07 ...................................               60,900
      15,000    Lyondell Chemical Co., Series B
                9.875%, due 05/01/07 ...................................               15,225
     175,000    Lyondell Chemical Co.
                9.500%, due 12/15/08 ...................................              175,000
      85,000    Lyondell Chemical Co.
                11.125%, due 07/15/12 ..................................               89,250
      90,000    MacDermid, Inc.
                9.125%, due 07/15/11 ...................................              100,350
      60,000    Nalco Co. (C)(H)
                7.750%, due 11/15/11 ...................................               62,400
     115,000    Nalco Co. (C)(H)
                8.875%, due 11/15/13 ...................................              119,600
      50,000    Noveon, Inc., Series B
                11.000%, due 02/28/11 ..................................               57,500
     115,000    Rockwood Specialties Group, Inc. (C)
                10.625%, due 05/15/11 ..................................              123,625
                                                                                -------------
                                                                                    1,522,567
                                                                                -------------

                COMMUNICATIONS - 7.84%
     215,000    Alamosa PCS Holdings, Inc. (B)
                12.875%, due 02/15/10 ..................................              167,700
     150,000    American Tower Corp.
                9.375%, due 02/01/09 ...................................              157,500
     240,000    Charter Communications Holdings LLC/
                Charter Communications Capital Corp.
                8.250%, due 04/01/07 ...................................              216,000
     820,000    Charter Communications Holdings LLC/
                Charter Communications Capital Corp.
                8.625%, due 04/01/09 ...................................              658,050
     230,000    Emmis Communications Corp. (B)
                12.500%, due 03/15/11 ..................................              211,025
      15,000    Esprit Telecom Group PLC (D)(E)
                10.875%, due 06/15/08 ..................................                    2
     132,000    Nextel Communications, Inc.
                9.950%, due 02/15/08 ...................................              138,600
     350,000    Nextel Communications, Inc.
                9.375%, due 11/15/09 ...................................              381,500
     600,000    Nextel Communications, Inc.
                7.375%, due 08/01/15 ...................................              624,000
     200,000    Qwest Corp. (C)(G)
                8.875%, due 03/15/12 ...................................              226,000
     885,000    Qwest Services Corp. (C)
                13.500%, due 12/15/10 ..................................            1,033,237
     175,000    Telewest Communications PLC (B)(D)(E)
                9.250%, due 04/15/09 ...................................               77,000
      20,000    Telewest Communications PLC (B)(D)(E)
                11.375%, due 02/01/10 ..................................                8,200
     175,000    Triton PCS, Inc.
                8.750%, due 11/15/11 ...................................              168,000
     235,000    Western Wireless Corp. (C)
                9.250%, due 07/15/13 ...................................              245,575
                                                                                -------------
                                                                                    4,312,389
                                                                                -------------

                CONSUMER CYCLICALS - 1.07%
     255,000    Burns Philip Capital Property, Ltd. (C)(D)
                9.750%, due 07/15/12 ...................................              260,100
     105,000    Dura Operating Corp., Series D
                9.000%, due 05/01/09 ...................................               96,075
      30,000    Keystone Automotive Operations, Inc. (C)
                9.750%, due 11/01/13 ...................................               31,650
     100,000    Metaldyne Corp. (C)
                10.000%, due 11/01/13 ..................................               97,500
     440,000    WestPoint Stevens, Inc. (E)
                7.875%, due 06/15/05 ...................................               50,600
     105,000    WestPoint Stevens, Inc. (E)
                7.875%, due 06/15/08 ...................................               12,075
      35,000    Williams Scotsman. Inc. (C)
                10.000%, due 08/15/08 ..................................               38,500
                                                                                -------------
                                                                                      586,500
                                                                                -------------

                CONSUMER SERVICES - 2.66%
     425,000    Iron Mountain, Inc.
                8.625%, due 04/01/13 ...................................              464,313
      70,000    Iron Mountain, Inc.
                7.750%, due 01/15/15 ...................................               74,725
      90,000    Merisant Co. (C)
                9.500%, due 07/15/13 ...................................               97,200
     155,000    Michael Foods, Inc., Series B
                11.750%, due 04/01/11 ..................................              195,881
     175,000    Roundy's, Inc., Series B
                8.875%, due 06/15/12 ...................................              182,875
      80,000    United Biscuits Financial PLC (F)
                10.625%, due 04/15/11 ..................................              104,030
     240,000    United Rentals (North America), Inc., Series B
                10.750%, due 04/15/08 ..................................              269,400
      90,000    Venture Holdings Trust, Series B (E)
                9.500%, due 07/01/05 ...................................                5,400
      65,000    Wackenhut Corrections Corp. (C)
                8.250%, due 07/15/13 ...................................               68,900
                                                                                -------------
                                                                                    1,462,724
                                                                                -------------

                CONSUMER STAPLES - 1.91%
      90,000    Finlay Enterprises, Inc.
                9.000%, due 05/01/08 ...................................               90,338
     135,000    Johnsondiversey Holdings, Inc. (B)(C)
                10.670%, due 05/15/13 ..................................              100,575
     130,000    Samsonite Corp.
                10.750%, due 06/15/08 ..................................              136,500
     435,000    Sealy Mattress Co., Series B
                9.875%, due 12/15/07 ...................................              449,137

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

28          HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                                    Value
 Par Value                                                                        (Note 2)
 ---------                                                                      -------------
   CORPORATE NOTES AND BONDS (CONTINUED)

                CONSUMER STAPLES (CONTINUED)
$     35,000    Seminis Vegetable Seeds, Inc. (C)
                10.250%, due 10/01/13 ..................................        $      37,450
     225,000    Simmons Co., Series B
                10.250%, due 03/15/09 ..................................              239,625
                                                                                -------------
                                                                                    1,053,625
                                                                                -------------

                CONTAINERS/PACKAGING - 5.41%
     209,000    Corp Durango, S.A. de C.V., Series A (C)(D)(E)
                13.750%, due 07/15/09 ..................................              123,310
     360,000    Crown European Holdings S.A. (D)
                9.500%, due 03/01/11 ...................................              399,600
     295,000    Crown European Holdings S.A. (D)
                10.875%, due 03/01/13 ..................................              336,300
     195,000    Graham Packaging Co., Inc. (C)
                8.750%, due 01/15/08 ...................................              201,337
     260,000    Graphic Packaging International Corp. (C)
                9.500%, due 08/15/13 ...................................              289,250
     125,000    Greif Bros. Corp.
                8.875%, due 08/01/12 ...................................              136,250
     325,000    Jefferson Smurfit Corp.
                8.250%, due 10/01/12 ...................................              341,250
     170,000    Kappa Beheer BV (D)
                10.625%, due 07/15/09 ..................................              182,750
     295,000    Owens Brockway Glass Container, Inc.
                8.875%, due 02/15/09 ...................................              320,075
     115,000    Owens Brockway Glass Container, Inc.
                8.750%, due 11/15/12 ...................................              125,925
     105,000    Plastipak Holdings, Inc.
                10.750%, due 09/01/11 ..................................              116,025
     175,000    Pliant Corp.
                13.000%, due 06/01/10 ..................................              167,125
     228,000    Silgan Holdings, Inc.
                9.000%, due 06/01/09 ...................................              235,695
                                                                                -------------
                                                                                    2,974,892
                                                                                -------------

                DURABLE GOODS - 1.43%
      40,000    Advanced Accessory Systems LLC (C)
                10.750%, due 06/15/11 ..................................               42,800
      80,000    ArvinMeritor, Inc.
                8.750%, due 03/01/12 ...................................               84,000
     120,000    Collins & Aikman Products
                10.750%, due 12/31/11 ..................................              100,800
      30,000    Dana Corp.
                10.125%, due 03/15/10 ..................................               33,900
      60,000    Dana Corp.
                9.000%, due 08/15/11 ...................................               67,050
     170,000    Metaldyne Corp.
                11.000%, due 06/15/12 ..................................              142,800
     115,000    Motors and Gears, Inc., Series D
                10.750%, due 11/15/06 ..................................               94,300
      65,000    Rexnord Corp.
                10.125%, due 12/15/12 ..................................               72,150
     135,000    Tenneco Automotive, Inc., Series B
                10.250%, due 07/15/13 ..................................              149,175
                                                                                -------------
                                                                                      786,975
                                                                                -------------

                ENERGY - 10.14%
     250,000    AES Corp.
                8.875%, due 02/15/11 ...................................              256,875
     275,000    AES Corp. (C)
                8.750%, due 05/15/13 ...................................              293,562
     125,000    AES Corp. (C)
                9.000%, due 05/15/15 ...................................              133,750
     135,000    AmeriGas Partners, L.P./ AmeriGas Eagle
                Finance Corp., Series B
                8.875%, due 05/20/11 ...................................              146,475
     160,000    Belden & Blake Corp., Series B
                9.875%, due 06/15/07 ...................................              151,200
     160,000    Calpine Corp.
                8.500%, due 02/15/11 ...................................              114,400
     400,000    Calpine Corp. (C)
                8.750%, due 07/15/13 ...................................              366,000
     226,000    CenterPoint Energy Resources Corp. (C)
                7.875%, due 04/01/13 ...................................              256,800
     220,000    Chesapeake Energy Corp.
                8.125%, due 04/01/11 ...................................              241,450
     115,000    Citgo Petroleum Corp.
                11.375%, due 02/01/11 ..................................              129,950
     280,000    CMS Energy Corp.
                8.500%, due 04/15/11 ...................................              292,600
     175,000    Dynegy Holdings, Inc. (C)
                9.875%, due 07/15/10 ...................................              188,125
     245,000    El Paso Natural Gas Co., Series A
                7.625%, due 08/01/10 ...................................              242,550
     135,000    El Paso Production Holding Co. (C)
                7.750%, due 06/01/13 ...................................              129,600
     170,000    Encore Acquisition Co.
                8.375%, due 06/15/12 ...................................              181,900
     100,000    Gazprom OAO (C)(D)
                9.625%, due 03/01/13 ...................................              108,500
     200,000    GulfTerra Energy Partners L.P., Series B
                8.500%, due 06/01/10 ...................................              218,000
     195,000    Hanover Equipment Trust, Series B (G)
                8.750%, due 09/01/11 ...................................              199,875
     100,000    Magnum Hunter Resources, Inc.
                9.600%, due 03/15/12 ...................................              111,500
      40,000    Parker Drilling Co. (C)
                9.625%, due 10/01/13 ...................................               41,100
     130,000    Peabody Energy Corp., Series B
                6.875%, due 03/15/13 ...................................              136,825
      35,000    PG & E Corp. (C)
                6.875%, due 07/15/08 ...................................               37,100
     170,000    Pioneer Natural Resources Co.
                7.500%, due 04/15/12 ...................................              190,628
     185,000    Reliant Resources, Inc. (C)
                9.250%, due 07/15/10 ...................................              165,575
     100,000    Reliant Resources, Inc. (C)
                9.500%, due 07/15/13 ...................................               89,000
      80,000    SESI LLC
                8.875%, due 05/15/11 ...................................               86,000
     170,000    Southern Natural Gas Co.
                8.875%, due 03/15/10 ...................................              185,300
      40,000    Stone Energy Corp.
                8.250%, due 12/15/11 ...................................               42,800

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)          29

                                                                                    Value
 Par Value                                                                        (Note 2)
 ---------                                                                      -------------
   CORPORATE NOTES AND BONDS (CONTINUED)

                ENERGY (CONTINUED)
$     85,000    TECO Energy, Inc.
                10.500%, due 12/01/07 ..................................        $      95,838
     155,000    TECO Energy, Inc.
                7.500%, due 06/15/10 ...................................              159,262
      45,000    Tesoro Petroleum Corp.
                8.000%, due 04/15/08 ...................................               47,700
     125,000    Tesoro Petroleum Corp., Series B
                9.000%, due 07/01/08 ...................................              125,937
     155,000    Vintage Petroleum, Inc.
                8.250%, due 05/01/12 ...................................              169,725
     220,000    Westport Resources Corp.
                8.250%, due 11/01/11 ...................................              242,550
                                                                                -------------
                                                                                    5,578,452
                                                                                -------------

                FINANCE - 2.11%
     110,000    Arch Western Finance LLC (C)
                6.750%, due 07/01/13 ...................................              113,850
      70,000    Eircom Funding (C)(D)
                8.250%, due 08/15/13 ...................................               76,125
     247,000    Ford Motor Credit Co.
                7.000%, due 10/01/13 ...................................              242,812
      25,000    Forest City Enterprises, Inc.
                7.625%, due 06/01/15 ...................................               26,000
     210,000    JSG Funding PLC (D)
                9.625%, due 10/01/12 ...................................              233,100
     130,000    PCA LLC/ PCA Finance Corp.
                11.875%, due 08/01/09 ..................................              141,700
     310,000    Willis Corroon Corp.
                9.000%, due 02/01/09 ...................................              327,825
                                                                                -------------
                                                                                    1,161,412
                                                                                -------------

                HEALTH CARE SERVICES - 3.42%
     235,000    Alliance Imaging, Inc.
                10.375%, due 04/15/11 ..................................              248,513
     155,000    AmerisourceBergen Corp.
                7.250%, due 11/15/12 ...................................              159,650
     150,000    Beverly Enterprises, Inc.
                9.625%, due 04/15/09 ...................................              161,625
      25,000    Genesis Healthcare Corp. (C)
                8.000%, due 10/15/13 ...................................               25,531
     705,000    HCA-The Healthcare Co.
                7.875%, due 02/01/11 ...................................              776,480
     135,000    InSight Health Services Corp., Series B
                9.875%, due 11/01/11 ...................................              145,125
      15,000    Prime Medical Services, Inc.
                8.750%, due 04/01/08 ...................................               14,025
     250,000    Tenet Healthcare Corp.
                6.500%, due 06/01/12 ...................................              231,875
     110,000    Triad Hospitals, Inc., Series B
                8.750%, due 05/01/09 ...................................              119,075
                                                                                -------------
                                                                                    1,881,899
                                                                                -------------

                INDUSTRIALS - 7.78%
     160,000    Amsted Industries, Inc. (C)
                10.250%, due 10/15/11 ..................................              176,400
      30,000    BE Aerospace, Inc. (C)
                8.500%, due 10/01/10 ...................................               30,900
     120,000    BE Aerospace, Inc., Series B
                8.875%, due 05/01/11 ...................................              108,000
     190,000    Blount, Inc.
                7.000%, due 06/15/05 ...................................              187,150
      15,000    Blount, Inc.
                13.000%, due 08/01/09 ..................................               14,325
      55,000    Cummins, Inc. (C)
                9.500%, due 12/01/10 ...................................               63,250
      80,000    Eagle-Picher Industries, Inc. (C)
                9.750%, due 09/01/13 ...................................               84,800
     195,000    General Binding Corp.
                9.375%, due 06/01/08 ...................................              195,000
      50,000    Graphic Packaging International Corp. (C)
                8.500%, due 08/15/11 ...................................               55,125
      30,000    Hexcel Corp.
                9.875%, due 10/01/08 ...................................               33,300
      75,000    Jacuzzi Brands, Inc. (C)
                9.625%, due 07/01/10 ...................................               79,500
      50,000    JLG Industies, Inc.
                8.250%, due 05/01/08 ...................................               53,000
     365,000    JohnsonDiversey, Inc., Series B
                9.625%, due 05/15/12 ...................................              403,325
      15,000    JohnsonDiversey, Inc., Series B
                9.625%, due 05/15/12 ...................................               18,722
      40,000    Koppers, Inc. (C)
                9.875%, due 10/15/13 ...................................               42,200
      95,000    Manitowoc Co., Inc.
                10.375%, due 05/15/11 ..................................              118,021
      95,000    Manitowoc Co., Inc.
                10.500%, due 08/01/12 ..................................              107,825
     145,000    Muzak LLC/ Muzak Finance Corp.
                10.000%, due 02/15/09 ..................................              152,612
      75,000    Navistar International Corp., Series B
                9.375%, due 06/01/06 ...................................               82,125
      20,000    Nortek Holdings, Inc., Series B
                9.875%, due 06/15/11 ...................................               21,550
     135,000    Ocean Rig Norway AS (D)
                10.250%, due 06/01/08 ..................................              122,850
     310,000    Owens Brockway Glass Container, Inc.
                8.250%, due 05/15/13 ...................................              327,050
      85,000    Oxford Industries, Inc. (C)
                8.875%, due 06/01/11 ...................................               91,481
     120,000    SPX Corp.
                7.500%, due 01/01/13 ...................................              128,100
     105,000    TD Funding Corp. (C)
                8.375%, due 07/15/11 ...................................              111,563
     110,000    Tenneco Automotive, Inc., Series B
                11.625%, due 10/15/09 ..................................              114,125
      35,000    TFM S.A. de C.V. (D)
                12.500%, due 06/15/12 ..................................               38,500

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

30            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                                    Value
 Par Value                                                                        (Note 2)
 ---------                                                                      -------------
   CORPORATE NOTES AND BONDS (CONTINUED)

                INDUSTRIALS (CONTINUED)
$    120,000    TRW Automotive Acquisition Corp. (C)
                9.375%, due 02/15/13 ...................................        $     136,200
     130,000    TRW Automotive Acquisition Corp. (C)
                11.000%, due 02/15/13 ..................................              153,400
     735,000    Tyco International Group SA (D)
                6.750%, due 02/15/11 ...................................              781,856
     245,000    Xerox Corp.
                7.625%, due 06/15/13 ...................................              249,900
                                                                                -------------
                                                                                    4,282,155
                                                                                -------------

                MACHINERY - 1.64%
     295,000    AGCO Corp.
                9.500%, due 05/01/08 ...................................              321,550
      95,000    Case New Holland, Inc. (C)
                9.250%, due 08/01/11 ...................................              105,450
     100,000    Case New Holland, Inc. (C)
                9.250%, due 08/01/11 ...................................              111,000
      40,000    Columbus McKinnon Corp.
                8.500%, due 04/01/08 ...................................               35,700
      50,000    Columbus Mckinnon Corp. (C)
                10.000%, due 08/01/10 ..................................               53,000
      75,000    Terex Corp.
                8.875%, due 04/01/08 ...................................               78,188
     175,000    Terex Corp., Series B
                10.375%, due 04/01/11 ..................................              197,312
                                                                                -------------
                                                                                      902,200
                                                                                -------------

                MEDIA - 6.89%
     150,000    Allbritton Communications Co.
                7.750%, due 12/15/12 ...................................              153,000
     730,000    Cablevision Systems Corp., Series B
                8.125%, due 08/15/09 ...................................              759,200
     210,000    CanWest Media, Inc. (D)
                10.625%, due 05/15/11 ..................................              240,450
     205,000    Dex Media East LLC/ Dex Media East Finance Co.
                9.875%, due 11/15/09 ...................................              232,162
      20,000    Dex Media West LLC/ Dex Media Finance Co. (C)
                8.500%, due 08/15/10 ...................................               21,800
     240,000    Dex Media West LLC/ Dex Media Finance Co. (C)
                9.875%, due 08/15/13 ...................................              273,000
     185,000    Lamar Media Corp.
                7.250%, due 01/01/13 ...................................              194,712
     275,000    MediaCom Broadband LLC
                11.000%, due 07/15/13 ..................................              287,375
      90,000    MediaCom LLC/ Media Capital Corp.
                9.500%, due 01/15/13 ...................................               85,500
     140,000    PRIMEDIA, Inc.
                8.875%, due 05/15/11 ...................................              144,550
      35,000    R. H. Donnelley Finance Corp. I
                8.875%, due 12/15/10 ...................................               39,244
     140,000    R. H. Donnelley Finance Corp. I
                10.875%, due 12/15/12 ..................................              166,950
     125,000    Radio One, Inc., Series B
                8.875%, due 07/01/11 ...................................              137,500
     280,000    Spanish Broadcasting Systems, Inc.
                9.625%, due 11/01/09 ...................................              290,500
      55,000    Videotron Ltee (C)(D)
                6.875%, due 01/15/14 ...................................               56,788
      75,000    Vivendi Universal S.A. (C)(D)
                6.250%, due 07/15/08 ...................................               78,375
      95,000    Vivendi Universal S.A. (C)(D)
                9.250%, due 04/15/10 ...................................              110,438
     180,000    Xm Satellite Radio, Inc.
                12.000%, due 06/15/10 ..................................              200,250
     295,000    Young Broadcasting, Inc.
                8.500%, due 12/15/08 ...................................              317,862
                                                                                -------------
                                                                                    3,789,656
                                                                                -------------

                METALS AND MINING - 1.03%
      85,000    Commonwealth Industries, Inc.
                10.750%, due 10/01/06 ..................................               85,850
     135,000    Compass Minerals Group, Inc.
                10.000%, due 08/15/11 ..................................              150,525
      36,645    Doe Run Resources Corp., Series AI (E)(K)
                14.500%, due 11/01/08 PIK ..............................               13,925
      95,000    Earle M. Jorgensen Co.
                9.750%, due 06/01/12 ...................................              103,075
      75,000    Kaiser Aluminum & Chemical Corp. (E)
                9.875%, due 02/15/49 ...................................               63,750
      50,000    Russel Metals, Inc. (D)
                10.000%, due 06/01/09 ..................................               52,750
      60,000    TriMas Corp.
                9.875%, due 06/15/12 ...................................               60,300
     120,000    WCI Steel, Inc., Series B (E)
                10.000%, due 12/01/04 ..................................               36,000
                                                                                -------------
                                                                                      566,175
                                                                                -------------

                PIPELINE - 3.24%
      40,000    ANR Pipeline, Inc.
                8.875%, due 03/15/10 ...................................               43,600
     195,000    ANR Pipeline, Inc.
                9.625%, due 11/01/21 ...................................              220,350
     180,000    Dynegy Holdings, Inc
                6.875%, due 04/01/11 ...................................              156,600
      35,000    Northwest Pipeline Corp.
                8.125%, due 03/01/10 ...................................               38,588
     325,000    Plains All American Pipeline, L.P./
                PPA Finance Corp.
                7.750%, due 10/15/12 ...................................              359,125
      60,000    Williams Cos., Inc.
                8.625%, due 06/01/10 ...................................               65,700
     875,000    Williams Cos., Inc.
                7.125%, due 09/01/11 ...................................              896,875
                                                                                -------------
                                                                                    1,780,838
                                                                                -------------

                PRINTING - 0.90%
     125,000    Hollinger International Publishing, Inc.
                9.000%, due 12/15/10 ...................................              132,500
      65,000    Hollinger, Inc. (C)(D)
                11.875%, due 03/01/11 ..................................               71,500
      75,000    Mail-Well I Corp.
                9.625%, due 03/15/12 ...................................               84,188
     200,000    TransWestern Publishing Co., Series F
                9.625%, due 11/15/07 ...................................              206,000
                                                                                -------------
                                                                                      494,188
                                                                                -------------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)          31

                                                                                    Value
 Par Value                                                                        (Note 2)
 ---------                                                                      -------------
   CORPORATE NOTES AND BONDS (CONTINUED)

                REITS - 0.07%
$     25,000    CBRE Escrow, Inc. (C)
                9.750%, due 05/15/10 ...................................        $      27,000
      10,000    Host Marriott L.P., Series I
                9.500%, due 01/15/07 ...................................               11,075
                                                                                -------------
                                                                                       38,075
                                                                                -------------

                RECREATION - 7.34%
     170,000    AMC Entertainment, Inc.
                9.500%, due 02/01/11 ...................................              178,713
      55,000    Ameristar Casinos, Inc.
                10.750%, due 02/15/09 ..................................               63,388
     155,000    Aztar Corp.
                8.875%, due 05/15/07 ...................................              161,975
      60,000    Aztar Corp.
                9.000%, due 08/15/11 ...................................               64,800
     140,000    Coast Hotels and Casinos, Inc.
                9.500%, due 04/01/09 ...................................              149,100
     470,000    Hilton Hotels Corp.
                7.625%, due 12/01/12 ...................................              519,937
     460,000    HMH Properties, Inc., Series C
                8.450%, due 12/01/08 ...................................              478,400
     140,000    Mandalay Resort Group
                9.375%, due 02/15/10 ...................................              161,350
     160,000    MGM Mirage, Inc.
                8.500%, due 09/15/10 ...................................              181,400
     160,000    MGM Mirage, Inc.
                8.375%, due 02/01/11 ...................................              178,400
     140,000    Park Place Entertainment Corp.
                8.875%, due 09/15/08 ...................................              155,575
     290,000    Park Place Entertainment Corp.
                8.125%, due 05/15/11 ...................................              316,825
     130,000    Pinnacle Entertainment, Inc., Series B
                9.250%, due 02/15/07 ...................................              132,762
      80,000    Pinnacle Entertainment, Inc.
                8.750%, due 10/01/13 ...................................               80,000
      40,000    Premier Parks, Inc.
                9.750%, due 06/15/07 ...................................               40,600
     135,000    Regal Cinemas, Inc., Series B
                9.375%, due 02/01/12 ...................................              152,550
     280,000    Six Flags, Inc.
                9.750%, due 04/15/13 ...................................              274,400
     160,000    Starwood Hotels & Resorts Worldwide, Inc. (G)
                7.875%, due 05/01/12 ...................................              176,800
     185,000    Station Casinos, Inc.
                9.875%, due 07/01/10 ...................................              205,581
     160,000    Vail Resorts, Inc.
                8.750%, due 05/15/09 ...................................              168,200
     170,000    Venetian Casino Resort LLC
                11.000%, due 06/15/10 ..................................              196,138
                                                                                -------------
                                                                                    4,036,894
                                                                                -------------

                RETAIL - 2.98%
     180,000    Cole National Group, Inc.
                8.875%, due 05/15/12 ...................................              191,250
     120,000    Dollar General Corp.
                8.625%, due 06/15/10 ...................................              133,950
      75,000    Finlay Fine Jewelry Corp.
                8.375%, due 05/01/08 ...................................               77,250
     150,000    Fleming Cos., Inc. (E)
                10.125%, due 04/01/08 ..................................               23,250
      35,000    Fleming Cos., Inc. (E)
                9.250%, due 06/15/10 ...................................                5,425
     180,000    J Crew Operating Corp.
                10.375%, due 10/15/07 ..................................              185,400
      40,000    Jitney-Jungle Stores of America, Inc. (E)
                12.000%, due 03/01/06 ..................................                    4
      10,000    Jitney-Jungle Stores of America, Inc. (E)
                10.375%, due 09/15/07 ..................................                    1
     155,000    Remington Arms Co., Inc.
                10.500%, due 02/01/11 ..................................              162,169
     100,000    Rite Aid Corp.
                12.500%, due 09/15/06 ..................................              116,500
      60,000    Rite Aid Corp.
                9.500%, due 02/15/11 ...................................               67,500
     485,000    Rite Aid Corp.
                9.250%, due 06/01/13 ...................................              521,375
     155,000    Williams Scotsman, Inc.
                9.875%, due 06/01/07 ...................................              157,325
                                                                                -------------
                                                                                    1,641,399
                                                                                -------------

                SCHOOLS - 0.48%
     260,000    KinderCare Learning Centers, Inc.,
                Series B
                9.500%, due 02/15/09 ...................................              265,200
                                                                                -------------

                TECHNOLOGY - 1.41%
     280,000    Fisher Scientific International, Inc.
                8.125%, due 05/01/12 ...................................              301,000
      35,000    NDCHealth Corp.
                10.500%, due 12/01/12 ..................................               39,025
     400,000    Unisys Corp.
                8.125%, due 06/01/06 ...................................              438,000
                                                                                -------------
                                                                                      778,025
                                                                                -------------

                TELECOMMUNICATIONS - 6.35%
      50,000    Alamosa Delaware, Inc.
                12.500%, due 02/01/11 ..................................               48,000
      75,000    American Tower Escrow Corp.
                Zero Coupon, due 08/01/08 ..............................               51,375
      25,000    Avalon Cable Holding Finance, Inc. (B)
                11.875%, due 12/01/08 ..................................               25,813
     130,000    Centennial Cellular Corp./ Centennial
                Cellular Operating Co. LLC
                10.750%, due 12/15/08 ..................................              130,000
     120,000    Centennial Cellular Operating Co./
                Centennial Communications Corp. (C)
                10.125%, due 06/15/13 ..................................              124,800
     100,000    Cincinnati Bell, Inc. (C)
                7.250%, due 07/15/13 ...................................              102,000
      65,000    Cincinnati Bell, Inc. (C)(H)
                8.375%, due 01/15/14 ...................................               65,000
     240,000    Colt Telecom group PLC (F)
                7.625%, due 12/15/09 ...................................              261,933
     150,000    Crown Castle International Corp. (B)
                10.375%, due 05/15/11 ..................................              153,750
     265,000    Dobson Communications Corp. (C)
                8.875%, due 10/01/13 ...................................              268,975

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

32            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                                    Value
 Par Value                                                                        (Note 2)
 ---------                                                                      -------------
   CORPORATE NOTES AND BONDS (CONTINUED)

                TELECOMMUNICATIONS (CONTINUED)
$     75,000    Energis PLC (D)(E)
                9.750%, due 06/15/09 ...................................        $           0
     156,000    Granite Broadcasting Corp.
                10.375%, due 05/15/05 ..................................              152,880
     150,000    Innova S de RL de C.V. (C)(D)
                9.375%, due 09/19/13 ...................................              151,125
     220,000    Insight Midwest L.P. / Insight Capital, Inc.
                9.750%, due 10/01/09 ...................................              224,400
       9,215    Jazztel PLC (E)(F)
                12.000%, due 10/30/12 ..................................                   62
     200,000    Lucent Technologies, Inc.
                5.500%, due 11/15/08 ...................................              186,000
     110,000    Paxson Communications Corp.
                10.750%, due 07/15/08 ..................................              118,525
     165,000    Paxson Communications Corp. (B)
                12.250%, due 01/15/09 ..................................              138,600
     300,000    Qwest Capital Funding, Inc.
                7.250%, due 02/15/11 ...................................              279,000
     140,000    Rural Cellular Corp.
                9.750%, due 01/15/10 ...................................              125,300
     200,000    Rural Cellular Corp. (C)
                9.875%, due 02/01/10 ...................................              199,500
     160,000    Time Warner Telecom, Inc.
                10.125%, due 02/01/11 ..................................              166,000
     115,000    Triton PCS, Inc.
                8.500%, due 06/01/13 ...................................              121,037
     860,000    WorldCom, Inc. (E)
                7.500%, due 05/15/11 ...................................              316,050
     100,245    XM Satellite Radio Holdings, Inc. (B)
                14.000%, due 12/31/09 ..................................               85,960
                                                                                -------------
                                                                                    3,496,085
                                                                                -------------

                TRANSPORTATION - 0.57%
     170,000    GulfMark Offshore, Inc.
                8.750%, due 06/01/08 ...................................              172,125
     135,000    Kansas City Southern Railway Co.
                7.500%, due 06/15/09 ...................................              140,063
                                                                                -------------
                                                                                      312,188
                                                                                -------------

                UTILITIES - 0.93%
     150,000    Empresa Nacional De Electricidad S.A.
                (D)
                8.350%, due 08/01/13 ...................................              161,465
      75,000    Illinois Power Co.
                11.500%, due 12/15/10 ..................................               89,625
     250,000    PSEG Energy Holdings, Inc.
                8.625%, due 02/15/08 ...................................              258,750
                                                                                -------------
                                                                                      509,840
                                                                                -------------

                WASTE DISPOSAL - 1.79%
     190,000    Allied Waste North America, Inc., Series B
                7.625%, due 01/01/06 ...................................              200,925
     265,000    Allied Waste North America, Inc., Series B
                8.875%, due 04/01/08 ...................................              292,825
     460,000    Allied Waste North America, Inc.
                7.875%, due 04/15/13 ...................................              493,350
                                                                                -------------
                                                                                      987,100
                                                                                -------------

                TOTAL CORPORATE NOTES AND BONDS ........................           51,428,273
                                                                                -------------
                (Cost $49,302,025)

    Shares
    ------
COMMON STOCKS - 0.45%

                CAPITAL GOODS - 0.00%
      277       IKS Corp. * ............................................                  374
                                                                                      -------

                CHEMICALS AND DRUGS - 0.00%
       84       Sterling Chemicals, Inc. * .............................                1,428
                                                                                      -------

                COMMUNICATIONS - 0.10%
       20       Allstream, Inc. * ......................................                  977
    1,080       Allstream, Inc. * ......................................               54,270
                                                                                      -------
                                                                                       55,247
                                                                                      -------

                DURABLE GOODS - 0.01%
       16       Oxford Automotive, Inc. * ..............................                3,561
                                                                                      -------

                INDUSTRIALS - 0.10%
    3,315       Hayes Lemmerz International, Inc. * ....................               54,001
      282       Thermadyne Holdings Corp. * ............................                3,689
                                                                                      -------
                                                                                       57,690
                                                                                      -------

                TELECOMMUNICATIONS - 0.24%
      325       Completel Europe N.V. EUR .04 * ........................                8,679
    2,977       ITC DeltaCom, Inc. * ...................................               15,629
   30,063       Jazztel PLC * ..........................................               13,613
    1,467       NTL, Inc. * ............................................               90,558
      480       Versatel Telecom International N.V. * ..................                1,103
                                                                                      -------
                                                                                      129,582
                                                                                      -------
                TOTAL COMMON STOCKS ....................................              247,882
                (Cost $788,130)                                                       -------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

            HIGH INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)          33

                                                                                    Value
     Shares                                                                        (Note 2)
     ------                                                                     -------------
PREFERRED STOCKS - 0.36%

                COMMUNICATION - 0.00%
           1    NTL Europe, Inc. * .....................................        $           5
                                                                                -------------

                INDUSTRIALS - 0.00%
          11    HLI Operating Co. ......................................                  825
                                                                                -------------

                MEDIA - 0.34%
         607    Cablevision Systems Corp., Series M ....................               63,431
       1,350    PRIMEDIA, Inc. .........................................              124,875
                                                                                -------------
                                                                                      188,306
                                                                                -------------

                TELECOMMUNICATION - 0.02%
           3    Completel Europe N.V. (F) * ............................                7,733
                                                                                -------------

                TOTAL PREFERRED STOCKS .................................              196,869
                                                                                -------------
                (Cost $197,665)

WARRANTS AND RIGHTS - 0.00%

                CHEMICALS AND DRUGS - 0.00%
         180    Sterling Chemicals, Inc., Exp. 12/19/08 * ..............                    2
                                                                                -------------

                COMMUNICATION - 0.00%
         175    GT Group Telecom, Inc., Exp. 02/01/10 (C) * ............                   66
                                                                                -------------

                FINANCE - 0.00%
         150    Ono Finance PLC, Series A (C) * ........................                    0
          45    Ono Finance PLC, Exp. 02/15/11 (C) * ...................                    0
                                                                                -------------
                                                                                            0
                                                                                -------------

                INDUSTRIALS - 0.00%
         447    Thermadyne Holdings Corp., Class A,
                Exp. 05/23/04 * ........................................                  402
         270    Thermadyne Holdings Corp., Class B,
                Exp. 05/23/06 * ........................................                  270
                                                                                -------------
                                                                                          672
                                                                                -------------

                TELECOMMUNICATIONS - 0.00%
          55    XM Satellite Radio Holdings, Inc.,
                Exp. 03/03/10 * ........................................                1,155
                                                                                -------------

                TOTAL WARRANTS AND RIGHTS ..............................                1,895
                                                                                -------------
                (Cost $16,058)

   Par Value
   ---------
   U.S.GOVERNMENT AND AGENCY OBLIGATIONS (A) - 2.85%

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.85%
$  1,567,000    0.950%, due 11/03/03 ...................................            1,566,917
                                                                                -------------

                TOTAL U.S.GOVERNMENT AND
                AGENCY OBLIGATIONS .....................................            1,566,917
                                                                                -------------
                (Cost $1,566,917)

                                                                                    Value
Shares                                                                            (Note 2)
------                                                                            --------
INVESTMENT COMPANIES - 16.18%

         249    SSgA Prime Money Market Fund ...........................                  249
   8,900,714    State Street Navigator Securities
                Lending Prime Portfolio (I) ............................            8,900,714
                                                                                -------------

                TOTAL INVESTMENT COMPANIES .............................            8,900,963
                                                                                -------------
                (Cost $8,900,963)

TOTAL INVESTMENTS - 114.20% ............................................           62,828,298
                                                                                -------------
(Cost $61,209,404**)
NET OTHER ASSETS AND LIABILITIES - (14.20)% ............................           (7,812,815)
                                                                                -------------
TOTAL NET ASSETS - 100.00% .............................................        $  55,015,483
                                                                                =============

       *  Non-income producing.

      **  Aggregate cost for Federal tax purposes was $61,249,180.

     (A)  Rate noted represents annualized yield at time of purchase.

     (B) Represents security that remains a specified coupon until a predetermined date, at which time the stated rate becomes the effective rate.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

     (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities is 8.49% of total net assets.

     (E)  In Default.

     (F) Notes and bonds, issued by foreign entities, denominated in their local currencies and converted to U.S. dollars at period end exchange rates. The aggregate of these securities are 0.68% of total net assets.

     (G)  Floating rate or variable rate note.

     (H)  Security purchased on a delayed delivery or when-issued basis.

     (I)  Represents collateral held in connection with securities lending.

     (K)  Represents a private placement security.

     ADR  American Depository Receipt.

     PIK  Payment-In-Kind.

     PLC  Public Limited Company.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                      Appreciation/
  Currency        Settlement Date     Local Amount      Face Amount       Value      (Depreciation)
 ---------        ---------------     ------------      -----------       -----      --------------
Euro (sell)          11/03/03           177,642          $ 206,598      $ 206,234       $    364
Euro (sell)          11/03/03           127,203          $ 148,954      $ 147,676       $  1,278
Euro (sell)          11/03/03            94,108          $ 110,210      $ 109,255       $    955
Euro (sell)          11/03/03            59,578          $  70,242      $  69,167       $  1,075)
Euro (buy)           11/03/03           458,530          $ 536,194      $ 532,332       $ (3,862)
Euro (sell)          01/13/04           458,530          $ 535,105      $ 531,253       $  3,852
                                                                                        --------
                                                                                        $  3,662
                                                                                        ========

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

34                    BALANCED FUND -- PORTFOLIO OF INVESTMENTS

                                                                                    Value
     Shares                                                                        (Note 2)
     ------                                                                     -------------
COMMON STOCKS - 56.77%

                CONSUMER DISCRETIONARY - 6.84%
      49,900    Carnival Corp. .........................................        $   1,742,009
      18,434    Comcast Corp., Class A * ...............................              625,281
      39,700    Cox Communications, Inc., Class A * ....................            1,352,579
      40,000    Home Depot, Inc. .......................................            1,482,800
      75,900    McDonald's Corp. .......................................            1,898,259
      69,700    Target Corp. ...........................................            2,769,878
      29,100    Tiffany & Co. ..........................................            1,380,795
      60,100    Walt Disney Co. ........................................            1,360,664
                                                                                -------------
                                                                                   12,612,265
                                                                                -------------

                CONSUMER STAPLES - 6.51%
      36,800    Coca-Cola Co. ..........................................            1,707,520
      56,100    CVS Corp. ..............................................            1,973,598
      34,900    General Mills, Inc. ....................................            1,565,265
      37,900    Kimberly-Clark Corp. ...................................            2,001,499
       9,800    Procter & Gamble Co. ...................................              963,242
      30,400    Safeway, Inc. * ........................................              641,440
      81,400    Sara Lee Corp. .........................................            1,622,302
      26,000    Wal-Mart Stores, Inc. ..................................            1,532,700
                                                                                -------------
                                                                                   12,007,566
                                                                                -------------

                ENERGY - 3.95%
      17,200    Anadarko Petroleum Corp. ...............................              750,264
      25,264    BP PLC, ADR ............................................            1,070,689
      20,500    Devon Energy Corp. .....................................              994,250
      42,500    ExxonMobil Corp. .......................................            1,554,650
      11,900    Kerr-McGee Corp. .......................................              493,850
      33,400    Marathon Oil Corp. .....................................              987,638
      25,100    Schlumberger, Ltd. .....................................            1,178,947
      13,016    Transocean, Inc. * .....................................              249,777
                                                                                -------------
                                                                                    7,280,065
                                                                                -------------

                FINANCIALS - 11.57%
      21,000    ACE, Ltd. ..............................................              756,000
      54,000    Allstate Corp. .........................................            2,133,000
      27,000    American International Group, Inc. .....................            1,642,410
      25,996    Bank of America Corp. ..................................            1,968,677
      33,690    Bank One Corp. .........................................            1,430,141
      12,000    Chubb Corp. ............................................              801,720
      65,000    Citigroup, Inc. ........................................            3,081,000
      31,200    FleetBoston Financial Corp. ............................            1,260,168
      10,000    Goldman Sachs Group, Inc. ..............................              939,000
      28,000    Morgan Stanley .........................................            1,536,360
      71,000    Prudential Financial, Inc. .............................            2,743,440
      16,100    SunTrust Banks, Inc. ...................................            1,079,827
      34,800    Wells Fargo & Co. ......................................            1,959,936
                                                                                -------------
                                                                                   21,331,679
                                                                                -------------

                HEALTH CARE - 7.92%
      21,600    Abbott Laboratories ....................................              920,592
      42,300    Applera Corp. ..........................................              976,284
      44,500    Baxter International, Inc. .............................            1,182,810
      57,800    Bristol-Myers Squibb Co. ...............................            1,466,386
      16,500    Genzyme Corp. * ........................................              757,350
      39,600    GlaxoSmithKline PLC, ADR ...............................            1,714,284
     108,700    IMS Health, Inc. .......................................            2,557,711
      18,300    MedImmune, Inc. * ......................................              487,878
      85,962    Pfizer, Inc. ...........................................            2,716,399
      41,400    Wyeth ..................................................            1,827,396
                                                                                -------------
                                                                                   14,607,090
                                                                                -------------

                INDUSTRIALS - 6.62%
      32,000    Burlington Northern Santa Fe Corp. .....................              926,080
      34,000    Dover Corp. ............................................            1,326,680
      18,000    Emerson Electric Co. ...................................            1,021,500
      15,000    FedEx Corp. ............................................            1,136,400
      36,000    General Electric Co. ...................................            1,044,360
      47,000    Honeywell International, Inc. ..........................            1,438,670
      16,000    Illinois Tool Works, Inc. ..............................            1,176,800
      30,000    Textron, Inc. ..........................................            1,490,700
      18,000    United Technologies Corp. ..............................            1,524,420
      43,000    Waste Management, Inc. .................................            1,114,560
                                                                                -------------
                                                                                   12,200,170
                                                                                -------------

                INFORMATION TECHNOLOGY - 8.92%
      26,000    3Com Corp. * ...........................................              187,200
      87,800    ADC Telecommunications, Inc. * .........................              223,890
      39,000    Applied Materials, Inc. * ..............................              911,430
      61,600    Autodesk, Inc. .........................................            1,185,800
      38,400    Celestica, Inc. * ......................................              545,280
      33,200    Computer Sciences Corp. * ..............................            1,315,384
      74,700    Concord EFS, Inc. * ....................................              798,543
      37,800    EMC Corp. * ............................................              523,152
      50,200    Hewlett-Packard Co. ....................................            1,119,962
      23,900    International Business Machines Corp. ..................            2,138,572
      18,100    Keane, Inc. * ..........................................              237,834
      30,238    Koninklijke (Royal) Philips Electronics
                N.V., ADR ..............................................              811,588
      37,400    Micron Technology, Inc. * ..............................              536,316
      69,200    Microsoft Corp. ........................................            1,809,580
      77,700    Motorola, Inc. .........................................            1,051,281
      56,000    PeopleSoft, Inc. * .....................................            1,162,560
      47,900    Texas Instruments, Inc. ................................            1,385,268
      14,196    VERITAS Software Corp. * ...............................              513,185
                                                                                -------------
                                                                                   16,456,825
                                                                                -------------

                MATERIALS - 1.61%
      23,500    Alcoa, Inc. ............................................              741,895
      21,000    E.I. du Pont de Nemours & Co. ..........................              848,400
      35,000    Rohm and Haas Co. ......................................            1,375,500
                                                                                -------------
                                                                                    2,965,795
                                                                                -------------

                TELECOMMUNICATION SERVICES - 1.59%
      27,000    ALLTEL Corp. ...........................................            1,276,290
      33,000    SBC Communications, Inc. ...............................              791,340
      26,020    Verizon Communications, Inc. ...........................              874,272
                                                                                -------------
                                                                                    2,941,902
                                                                                -------------

                UTILITIES - 1.24%
      10,000    Ameren Corp. ...........................................              446,500
      18,000    FPL Group, Inc. ........................................            1,147,320
      16,000    Progress Energy, Inc. ..................................              689,600
                                                                                -------------
                                                                                    2,283,420
                                                                                -------------

                TOTAL COMMON STOCKS ....................................          104,686,777
                (Cost $105,187,415)                                             -------------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

             BALANCED FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)            35

                                                                                    Value
   Par Value                                                                       (Note 2)
   ----------                                                                   -------------
   ASSET BACKED - 1.73%

$    850,000    ABSC Long Beach Home Equity Loan Trust,
                Series 2000-LB1, Class AF5 (G)
                8.050%, due 09/21/30 ...................................        $     915,871
     900,000    Conseco Finance Securitizations Corp.,
                Series 2001-1, Class M1
                7.535%, due 07/01/32 ...................................              495,000
   1,000,000    Green Tree Home Equity Loan Trust,
                Series 1999-A, Class B1
                8.970%, due 11/15/27 ...................................            1,044,681
     750,000    Long Beach Mortgage Loan Trust,
                Series 2002-1, Class M3 (G)
                3.620%, due 05/25/32 ...................................              728,962
                                                                                -------------

                TOTAL ASSET BACKED .....................................            3,184,514
                (Cost $3,517,886)                                               -------------

   COMMERCIAL MORTGAGE BACKED - 1.37%

     800,000    Duke Weeks Industrial Trust, Series
                2000-DW1, Class A2 (C)
                7.150%, due 10/15/10 ...................................              915,975
   1,475,880    Morgan Stanley Capital I, Inc., Series
                1999-CAM1, Class A3
                6.920%, due 03/15/32 ...................................            1,603,977
                                                                                -------------

                TOTAL COMMERCIAL MORTGAGE BACKED .......................            2,519,952
                (Cost $2,368,860)                                               -------------

   PRIVATE LABEL MORTGAGE BACKED - 0.97%

   1,700,000    Countrywide Alternative Loan Trust,
                Series 2002-5, Class A10
                6.750%, due 06/25/32 ...................................            1,788,122
                                                                                -------------

                TOTAL PRIVATE LABEL MORTGAGE BACKED ....................            1,788,122
                (Cost $1,725,954)                                               -------------

   CORPORATE NOTES AND BONDS - 11.93%

                BASIC INDUSTRIES - 0.30%
     500,000    International Paper Co.
                8.125%, due 07/08/05 ...................................              547,752
                                                                                -------------

                CABLE - 0.50%
     400,000    Comcast Corp.
                5.300%, due 01/15/14 ...................................              393,144
     500,000    TCI Communications, Inc.
                8.650%, due 09/15/04 ...................................              528,966
                                                                                -------------
                                                                                      922,110
                                                                                -------------

                CAPITAL GOODS - 0.28%
     500,000    United Technologies Corp.
                6.625%, due 11/15/04 ...................................              525,505
                                                                                -------------

                CONSUMER STAPLES - 0.22%
     400,000    Safeway, Inc.
                4.125%, due 11/01/08 ...................................              398,641
                                                                                -------------

                ENERGY - 1.13%
     500,000    Occidental Petroleum Corp.
                5.875%, due 01/15/07 ...................................              543,886
     500,000    Phillips Petroleum Co.
                8.500%, due 05/25/05 ...................................              549,862
     500,000    Sunoco, Inc.
                7.125%, due 03/15/04 ...................................              509,707
     450,000    Texaco Capital, Inc.
                5.700%, due 12/01/08 ...................................              478,983
                                                                                -------------
                                                                                    2,082,438
                                                                                -------------

                FINANCE - 2.39%
     750,000    American Association of Retired Persons (C)
                7.500%, due 05/01/31 ...................................              866,882
     500,000    American General Finance Corp.
                4.625%, due 09/01/10 ...................................              502,180
     500,000    Bear Stearns Cos., Inc.
                7.800%, due 08/15/07 ...................................              578,698
     500,000    CIT Group, Inc.
                7.375%, due 04/02/07 ...................................              563,994
     250,000    Household Finance Corp.
                6.500%, due 11/15/08 ...................................              279,090
     500,000    MBNA America Bank N.A. (C)
                6.875%, due 07/15/04 ...................................              516,461
     500,000    Merrill Lynch & Co., Inc.
                7.375%, due 05/15/06 ...................................              555,128
     500,000    U.S. Bank N.A.
                6.300%, due 02/04/14 ...................................              551,507
                                                                                -------------
                                                                                    4,413,940
                                                                                -------------

                INDUSTRIALS - 2.07%
     500,000    Caterpillar Financial Services Corp.
                2.500%, due 10/03/06 ...................................              496,492
     500,000    Ford Motor Credit Co. (G)
                1.351%, due 04/28/05 ...................................              489,798
     350,000    Ford Motor Credit Co.
                7.600%, due 08/01/05 ...................................              371,097
     350,000    General Electric Global Insurance Corp.
                7.000%, due 02/15/26 ...................................              369,973
   1,000,000    General Motors Acceptance Corp.
                6.125%, due 08/28/07 ...................................            1,053,445
     500,000    General Motors Acceptance Corp.
                6.875%, due 09/15/11 ...................................              515,802
     500,000    Waste Management, Inc.
                7.000%, due 10/01/04 ...................................              521,104
                                                                                -------------
                                                                                    3,817,711
                                                                                -------------

                PIPELINE - 0.37%
     650,000    Kinder Morgan, Inc.
                6.650%, due 03/01/05 ...................................              689,810
                                                                                -------------

                REITS - 0.28%
     500,000    Avalon Bay Communities, Inc.
                6.580%, due 02/15/04 ...................................              507,095
                                                                                -------------

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

36              BALANCED FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                                    Value
   Par Value                                                                       (Note 2)
   ----------                                                                   -------------
   CORPORATE NOTES AND BONDS (CONTINUED)

                TELECOMMUNICATIONS - 1.51%
$    500,000    Bellsouth Capital Funding Corp.
                7.875%, due 02/15/30 ...................................        $     600,800
     750,000    SBC Communications, Inc.
                5.875%, due 08/15/12 ...................................              793,316
     250,000    Sprint Capital Corp.
                7.125%, due 01/30/06 ...................................              270,298
     537,000    Telephone & Data Systems, Inc.
                7.000%, due 08/01/06 ...................................              582,846
     500,000    Verizon Wireless Capital LLC
                5.375%, due 12/15/06 ...................................              533,993
                                                                                -------------
                                                                                    2,781,253
                                                                                -------------

                TRANSPORTATION - 0.66%
     600,000    Burlington Northern Santa Fe Corp.
                6.375%, due 12/15/05 ...................................              651,252
     500,000    Norfolk Southern Corp.
                7.250%, due 02/15/31 ...................................              564,793
                                                                                -------------
                                                                                    1,216,045
                                                                                -------------

                UTILITIES - 2.22%
     500,000    DTE Energy Co.
                6.450%, due 06/01/06 ...................................              542,278
     500,000    Energy East Corp.
                8.050%, due 11/15/10 ...................................              588,992
     500,000    FirstEnergy Corp., Series A
                5.500%, due 11/15/06 ...................................              525,433
     750,000    Niagara Mohawk Power Co.
                7.750%, due 05/15/06 ...................................              843,768
     350,000    Progress Energy, Inc.
                7.750%, due 03/01/31 ...................................              408,800
     350,000    Virginia Electric and Power Co., Series A
                5.750%, due 03/31/06 ...................................              375,640
     750,000    Wisconsin Electric Power Co.
                6.500%, due 06/01/28 ...................................              803,289
                                                                                -------------
                                                                                    4,088,200
                                                                                -------------
                TOTAL CORPORATE NOTES AND BONDS ........................           21,990,500
                                                                                -------------
                (Cost $20,760,555)

   MORTGAGE BACKED - 11.74%

                FEDERAL HOME LOAN MORTGAGE CORP.- 1.88%
   1,518,994    7.000%, due 07/15/27 Series 1974 Class ZA                           1,597,679
      62,339    8.000%, due 06/01/30 Pool # C01005 .....................               67,105
     925,507    6.500%, due 07/15/30 Series 2351Class PX                              942,538
     823,388    6.500%, due 01/01/32 Pool # C62333 .....................              856,478
                                                                                -------------
                                                                                    3,463,800
                                                                                -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.53%
     819,652    6.100%, due 04/01/11 Pool # 383475 .....................              895,563
     700,000    5.500%, due 12/25/14 Series 2002-55 Class QC                          727,199
     258,752    6.000%, due 05/01/16 Pool # 582558 .....................              269,164
   1,599,793    5.000%, due 12/01/17 Pool # 672243 .....................            1,625,416
     421,770    6.000%, due 05/01/21 Pool # 253847 .....................              435,125
   1,277,759    6.000%, due 03/25/27 Series 1998-63 Class PG                        1,302,429
      90,718    6.000%, due 11/01/31 Series 2001-72 Class NC                           90,680
     503,092    7.000%, due 11/01/31 Pool # 607515 .....................              529,717
     295,864    6.000%, due 02/01/32 Pool # 611619 .....................              303,769
     280,339    7.000%, due 05/01/32 Pool # 644591 .....................              295,176
   2,033,790    6.500%, due 06/01/32 Pool # 545691 .....................            2,112,929
   1,910,697    6.000%, due 08/01/33 Pool # 729413 .....................            1,961,903
   1,880,642    6.000%, due 08/01/33 Pool # 729418 .....................            1,931,043
   1,395,655    5.500%, due 10/01/33 Pool # 254904 .....................            1,409,130
                                                                                -------------
                                                                                   13,889,243
                                                                                -------------

                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 2.33%
      46,177    8.000%, due 10/20/15 Pool # 002995 .....................               49,253
     375,644    6.500%, due 02/20/29 Pool # 002714 .....................              392,466
      94,418    7.500%, due 05/20/30 Pool # 002921 .....................              100,110
   1,800,000    6.500%, due 08/16/30 Series 2001-10 Class PD                        1,900,575
      93,415    7.500%, due 08/20/30 Pool # 002957 .....................               99,047
     375,773    6.500%, due 04/20/31 Pool # 003068 .....................              392,520
   1,300,000    6.000%, due 07/20/32 Series 2002-50 Class PE                        1,356,262
                                                                                -------------
                                                                                    4,290,233
                                                                                -------------
                TOTAL MORTGAGE BACKED ..................................           21,643,276
                                                                                -------------
                (Cost $21,213,127)

   U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.89%

                FEDERAL FARM CREDIT BANK - 1.20%
   1,000,000    6.125%, due 12/29/15 ...................................            1,114,697
   1,000,000    5.875%, due 10/03/16 ...................................            1,094,614
                                                                                -------------
                                                                                    2,209,311
                                                                                -------------

                FEDERAL NATIONAL MORTGAGE ASSOCIATION - 2.85%
   1,100,000    4.000%, due 09/02/08 ...................................            1,105,719
   3,050,000    6.400%, due 05/14/09 ...................................            3,125,860
     500,000    6.250%, due 07/19/11 ...................................              515,200
     500,000    5.250%, due 08/01/12 ...................................              507,295
                                                                                -------------
                                                                                    5,254,074
                                                                                -------------

                U.S.TREASURY BONDS - 0.90%
     500,000    9.125%, due 05/15/09 ...................................              520,821
   1,000,000    6.250%, due 05/15/30 ...................................            1,143,398
                                                                                -------------
                                                                                    1,664,219
                                                                                -------------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

             BALANCED FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)            37

                                                                                    Value
   Par Value                                                                       (Note 2)
   ----------                                                                   -------------
                U.S. TREASURY NOTES - 7.94%
$  3,500,000    4.375%, due 05/15/07 ...................................        $   3,703,164
   5,000,000    5.000%, due 08/15/11 ...................................            5,335,350
   1,000,000    4.875%, due 02/15/12 ...................................            1,054,922
   2,550,000    3.875%, due 02/15/13 ...................................            2,478,977
     600,000    3.625%, due 05/15/13 ...................................              574,477
   1,500,000    1.875%, due 07/15/13 (J) ...............................            1,495,899
                                                                                -------------
                                                                                   14,642,789
                                                                                -------------

                TOTAL U.S. GOVERNMENT AND
                AGENCY OBLIGATIONS .....................................           23,770,393
                                                                                -------------
                (Cost $23,474,109)

                                                                                    Value
     Shares                                                                        (Note 2)
     ------                                                                     -------------
INVESTMENT COMPANIES - 7.96%

   3,005,185    One Group Institutional Prime
                Money Market Fund ......................................        $   3,005,185
   1,183,694    SSgA Prime Money Market Fund ...........................            1,183,694
  10,491,871    State Street Navigator Securities
                Lending Prime Portfolio (I) ............................           10,491,871
                                                                                -------------

                TOTAL INVESTMENT COMPANIES .............................           14,680,750
                                                                                -------------
                (Cost $14,680,750)

OTHER INVESTMENTS (I) - 2.14% ..........................................            3,954,134
                                                                                -------------
TOTAL INVESTMENTS - 107.50% ............................................          198,218,418
                                                                                -------------
(Cost $196,882,790**)
NET OTHER ASSETS AND LIABILITIES - (7.50)% .. ..........................          (13,825,833)
                                                                                -------------
TOTAL NET ASSETS - 100.00% .............................................        $ 184,392,585
                                                                                =============

------------------------------
       *  Non-income producing.

      **  Aggregate cost for Federal tax purposes was $196,987,502.

     (C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

     (G)  Floating rate or variable rate note.

     (I)  Represents collateral held in connection with securities lending.

     (J) U.S. Treasury inflation-protection securities (TIPS) are securities in which the principle amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principle amount.

     ADR  American Depository Receipt.

     PLC  Public Limited Company.

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

38               GROWTH AND INCOME FUND -- PORTFOLIO OF INVESTMENTS

                                                                                    Value
     Shares                                                                        (Note 2)
     ------                                                                     -------------
COMMON STOCKS - 95.26%

                CONSUMER DISCRETIONARY - 11.11%
      40,291    Comcast Corp., Class A * ...............................        $   1,366,671
      95,300    Home Depot, Inc. .......................................            3,532,771
     157,000    McDonald's Corp. .......................................            3,926,570
     128,300    Target Corp. ...........................................            5,098,642
     112,400    Walt Disney Co. ........................................            2,544,736
                                                                                -------------
                                                                                   16,469,390
                                                                                -------------

                CONSUMER STAPLES - 8.25%
      71,500    General Mills, Inc. ....................................            3,206,775
      64,500    Kimberly-Clark Corp. ...................................            3,406,245
     105,600    Kroger Co. * ...........................................            1,846,944
     188,900    Sara Lee Corp. .........................................            3,764,777
                                                                                -------------
                                                                                   12,224,741
                                                                                -------------

                ENERGY - 8.29%
      24,400    Anadarko Petroleum Corp. ...............................            1,064,328
      43,206    BP PLC, ADR ............................................            1,831,070
      28,783    ChevronTexaco Corp. ....................................            2,138,577
      30,000    Devon Energy Corp. .....................................            1,455,000
      94,700    ExxonMobil Corp. .......................................            3,464,126
      37,600    Schlumberger, Ltd. .....................................            1,766,072
      29,452    Transocean, Inc. * .....................................              565,184
                                                                                -------------
                                                                                   12,284,357
                                                                                -------------

                FINANCIALS - 23.92%
     125,000    Allstate Corp. .........................................            4,937,500
      39,192    Bank of America Corp. ..................................            2,968,010
      76,670    Bank One Corp. .........................................            3,254,642
          10    Berkshire Hathaway, Inc., Class A * ....................              778,100
     108,866    Citigroup, Inc. ........................................            5,160,248
      21,000    Fannie Mae .............................................            1,505,490
      59,500    FleetBoston Financial Corp. ............................            2,403,205
      56,400    Morgan Stanley .........................................            3,094,668
     136,000    Prudential Financial, Inc. .............................            5,255,040
      38,800    SunTrust Banks, Inc. ...................................            2,602,316
      75,800    Wachovia Corp. .........................................            3,476,946
                                                                                -------------
                                                                                   35,436,165
                                                                                -------------

                HEALTH CARE - 8.75%
      79,900    Baxter International, Inc. .............................            2,123,742
     104,400    Bristol-Myers Squibb Co. ...............................            2,648,628
      58,000    GlaxoSmithKline PLC, ADR ...............................            2,510,820
      51,900    Merck & Co., Inc. ......................................            2,296,575
      46,040    Pfizer, Inc. ...........................................            1,454,864
      43,800    Wyeth ..................................................            1,933,332
                                                                                -------------
                                                                                   12,967,961
                                                                                -------------

                INDUSTRIALS - 10.68%
      52,000    Burlington Northern Santa Fe Corp.                                  1,504,880
      54,000    Emerson Electric Co.                                                3,064,500
     128,300    Honeywell International, Inc.                                       3,927,263
      65,000    Textron, Inc.                                                       3,229,850
      26,700    United Technologies Corp.                                           2,261,223
      71,000    Waste Management, Inc.                                              1,840,320
                                                                                -------------
                                                                                   15,828,036
                                                                                -------------

                INFORMATION TECHNOLOGY - 12.64%
      58,000    Applied Materials, Inc. * ..............................            1,355,460
      38,500    Automatic Data Processing, Inc. ........................            1,452,990
      82,600    Computer Associates International, Inc. ................            1,942,752
      43,100    Computer Sciences Corp. * ..............................            1,707,622
      82,300    EMC Corp. * ............................................            1,139,032
     106,321    Hewlett-Packard Co. ....................................            2,372,021
      64,300    Intel Corp. ............................................            2,125,115
      31,300    International Business Machines Corp. ..................            2,800,724
     150,900    Motorola, Inc. .........................................            2,041,677
      61,800    Texas Instruments, Inc. ................................            1,787,256
                                                                                -------------
                                                                                   18,724,649
                                                                                -------------

                MATERIALS - 3.92%
      17,000    Alcan, Inc. ............................................              678,810
      33,000    Alcoa, Inc. ............................................            1,041,810
      19,600    Dow Chemical Co. .......................................              738,724
      54,500    E.I. du Pont de Nemours & Co. ..........................            2,201,800
      19,100    Weyerhaeuser Co. .......................................            1,150,393
                                                                                -------------
                                                                                    5,811,537
                                                                                -------------

                TELECOMMUNICATION SERVICES - 4.36%
      49,000    ALLTEL Corp. ...........................................            2,316,230
      75,000    SBC Communications, Inc. ...............................            1,798,500
      21,000    Telefonos de Mexico, ADR ...............................              675,150
      49,720    Verizon Communications, Inc. ...........................            1,670,592
                                                                                -------------
                                                                                    6,460,472
                                                                                -------------

                UTILITIES - 3.34%
      26,000    Ameren Corp. ...........................................            1,160,900
      29,000    Consolidated Edison, Inc. ..............................            1,173,630
      17,000    FPL Group, Inc. ........................................            1,083,580
      35,400    Progress Energy, Inc. ..................................            1,525,740
                                                                                -------------
                                                                                    4,943,850
                                                                                -------------

                TOTAL COMMON STOCKS ....................................          141,151,158
                                                                                -------------
                (Cost $146,326,528)

 Par Value
 ---------
   COMMERCIAL PAPER (A) - 0.67%

                FINANCE - 0.67%
$  1,000,000    Merrill Lynch & Co., Inc.
                1.010%, due 11/04/03 ...................................              999,916
                                                                                      -------

                TOTAL COMMERCIAL PAPER .................................              999,916
                (Cost $999,916)                                                       -------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

         GROWTH AND INCOME FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)       39

                                                                                    Value
     Shares                                                                        (Note 2)
     ------                                                                     -------------
INVESTMENT COMPANY - 4.43%

   6,558,921    SSgA Prime Money Market Fund .........................          $   6,558,921
                                                                                -------------

                TOTAL INVESTMENT COMPANY .............................              6,558,921
                (Cost $6,558,921)                                               -------------

TOTAL INVESTMENTS - 100.36% ..........................................            148,709,995
(Cost $153,885,365**)                                                           -------------
NET OTHER ASSETS AND LIABILITIES - (0.36)% ...........................               (539,369)
                                                                                -------------
TOTAL NET ASSETS - 100.00% ...........................................          $ 148,170,626
                                                                                =============

---------------------
       *  Non-income producing.

      **  Aggregate cost for Federal tax purposes was $154,947,895.

     (A)  Rate noted represents annualized yield at time of purchase.

     ADR  American Depository Receipt.

     PLC  Public Limited Company.

                See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

40            CAPITAL APPRECIATION FUND -- PORTFOLIO OF INVESTMENTS

                                                                  Value
   Shares                                                        (Note 2)
   -------                                                     ------------
COMMON STOCKS - 94.49%

                 CONSUMER DISCRETIONARY - 10.72%
    55,250       Brinker International, Inc. * ..........      $  1,758,607
    92,200       Carnival Corp. .........................         3,218,702
   110,100       Cox Communications, Inc., Class A * ....         3,751,107
   262,400       Liberty Media Corp., Class A * .........         2,647,616
    64,400       Tiffany & Co. ..........................         3,055,780
                                                               ------------
                                                                 14,431,812
                                                               ------------
                 CONSUMER STAPLES - 10.84%
    54,500       Coca-Cola Co. ..........................         2,528,800
    77,000       CVS Corp. ..............................         2,708,860
    61,800       Estee Lauder Cos., Inc., Class A .......         2,310,702
    62,200       Kraft Foods, Inc., Class A .............         1,810,020
    22,000       Procter & Gamble Co. ...................         2,162,380
    53,200       Safeway, Inc. * ........................         1,122,520
    33,000       Wal-Mart Stores, Inc. ..................         1,945,350
                                                               ------------
                                                                 14,588,632
                                                               ------------
                 ENERGY - 4.92%
    21,525       Apache Corp. ...........................         1,500,723
    44,000       ConocoPhillips .........................         2,514,600
    30,600       Marathon Oil Corp. .....................           904,842
    48,800       Weatherford International, Ltd. * ......         1,695,800
                                                               ------------
                                                                  6,615,965
                                                               ------------
                 FINANCIALS - 16.71%
    33,000       ACE, Ltd. ..............................         1,188,000
    37,000       American International Group, Inc. .....         2,250,710
    52,600       Bank of New York Co., Inc. .............         1,640,594
    17,000       Chubb Corp. ............................         1,135,770
    36,000       Freddie Mac ............................         2,020,680
    18,000       Goldman Sachs Group, Inc. ..............         1,690,200
    29,000       Marsh & McLennan Cos., Inc. ............         1,239,750
    63,000       MetLife, Inc. ..........................         1,978,200
   131,200       U.S. Bancorp ...........................         3,571,264
    54,400       Wells Fargo & Co. ......................         3,063,808
    14,000       XL Capital, Ltd. .......................           973,000
    28,300       Zions Bancorporation ...................         1,734,507
                                                               ------------
                                                                 22,486,483
                                                               ------------
                 HEALTH CARE - 15.62%
    80,000       Abbott Laboratories ....................         3,409,600
   121,300       Applera Corp. ..........................         2,799,604
    36,400       Boston Scientific Corp. * ..............         2,465,008
    16,000       Genzyme Corp. * ........................           734,400
   184,000       IMS Health, Inc. .......................         4,329,520
    31,800       MedImmune, Inc. * ......................           847,788
   150,938       Pfizer, Inc. ...........................         4,769,641
   109,000       Schering-Plough Corp. ..................         1,664,430
                                                               ------------
                                                                 21,019,991
                                                               ------------
                 INDUSTRIALS - 11.22%
    83,000       Dover Corp. ............................         3,238,660
    39,000       FedEx Corp. ............................         2,954,640
    16,800       General Dynamics Corp. .................         1,406,160
    84,000       General Electric Co. ...................         2,436,840
    53,000       Illinois Tool Works, Inc. ..............         3,898,150
    50,000       Pall Corp. .............................         1,170,000
                                                               ------------
                                                                 15,104,450
                                                               ------------
                 INFORMATION TECHNOLOGY - 17.95%
    52,700       3Com Corp. * ...........................           379,440
   196,200       ADC Telecommunications, Inc. * .........           500,310
    81,300       Altera Corp. * .........................         1,644,699
   198,100       Autodesk, Inc. .........................         3,813,425
   130,000       Cadence Design Systems, Inc. * .........         2,000,700
    67,100       Celestica, Inc. * ......................           952,820
   101,300       Concord EFS, Inc. * ....................         1,082,897
    29,200       Dell, Inc. * ...........................         1,054,704
   110,700       EMC Corp. * ............................         1,532,088
    25,500       Keane, Inc. * ..........................           335,070
    32,000       KLA-Tencor Corp. * .....................         1,834,560
    91,200       Micron Technology, Inc. * ..............         1,307,808
   136,400       Microsoft Corp. ........................         3,566,860
   142,700       PeopleSoft, Inc. * .....................         2,962,452
    26,624       Skyworks Solutions, Inc. * .............           228,434
    26,328       VERITAS Software Corp. * ...............           951,757
                                                               ------------
                                                                 24,148,024
                                                               ------------
                 MATERIALS - 2.25%
    22,000       Praxair, Inc. ..........................         1,530,760
    38,000       Rohm and Haas Co. ......................         1,493,400
                                                               ------------
                                                                  3,024,160
                                                               ------------
                 TELECOMMUNICATION SERVICES - 2.60%
    65,000       BellSouth Corp. ........................         1,710,150
    50,000       CenturyTel, Inc. .......................         1,787,500
                                                               ------------
                                                                  3,497,650
                                                               ------------
                 UTILITIES - 1.66%
    35,000       FPL Group, Inc. ........................         2,230,900
                                                               ------------
                 TOTAL COMMON STOCKS ....................       127,148,067
                                                               ------------
                 (Cost $123,338,667)

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

        CAPITAL APPRECIATION FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)     41

                                                               Value
 Par Value                                                    (Note 2)
----------                                                  ------------

  COMMERCIAL PAPER (A) - 1.11%

                  FINANCE - 1.11%

$1,500,000        Merrill Lynch & Co., Inc.
                  1.010%, due 11/04/03 ................     $  1,499,874
                                                            ------------
                  TOTAL COMMERCIAL PAPER ..............        1,499,874
                                                            ------------
                  (Cost $1,499,874)

                                                                   Value
     Shares                                                      (Note 2)
   ---------                                                   ------------
INVESTMENT COMPANIES - 7.54%
   6,025,527       SSgA Prime Money Market Fund ..........     $  6,025,527
   4,120,906       State Street Navigator Securities
                   Lending Prime Portfolio (I) ...........        4,120,906
                                                               ------------

                   TOTAL INVESTMENT COMPANIES ............       10,146,433
                                                               ------------
                   (Cost $10,146,433)

TOTAL INVESTMENTS - 103.14% ...........................         138,794,374
(Cost $134,984,974**)                                          ------------
NET OTHER ASSETS AND LIABILITIES - (3.14)% ............          (4,229,337)
                                                               ------------
TOTAL NET ASSETS - 100.00% ............................        $134,565,037
                                                               ============

-------------------
  *    Non-income producing.

 **    Aggregate cost for Federal tax purposes was $135,799,840.

(A)    Rate noted represents annualized yield at time of purchase.

(I)    Represents collateral held in connection with securities lending.

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

42                    MID-CAP FUND -- PORTFOLIO OF INVESTMENTS

                                                                  Value
   Shares                                                        (Note 2)
   ------                                                      -----------
COMMON STOCKS - 95.71%

                 CONSUMER DISCRETIONARY - 16.38%
   15,400        Abercrombie & Fitch Co., Class A * .......    $   438,900
   29,200        Belo Corp., Class A ......................        795,992
    4,900        CEC Entertainment, Inc. * ................        239,610
   19,400        Darden Restaurants, Inc. .................        406,430
   22,900        Ethan Allen Interiors, Inc. ..............        842,720
   14,173        Hibbett Sporting Goods, Inc. * ...........        387,065
   27,500        Interpublic Group of Companies, Inc. .....        409,200
   14,500        J. Jill Group, Inc. * ....................        176,465
   13,000        Jones Apparel Group, Inc. ................        448,500
   16,400        Linens `N Things, Inc. * .................        484,128
    2,700        Meritage Corp. * .........................        159,570
   30,400        Newell Rubbermaid, Inc. ..................        693,120
    9,100        O'Reilly Automotive, Inc. * ..............        393,939
    7,700        Outback Steakhouse, Inc. .................        323,400
    6,400        Shoe Carnival, Inc. * ....................        109,760
    3,700        Sonic Corp. * ............................        102,897
   10,300        Spartan Motors, Inc. .....................         96,202
    3,400        Stage Stores, Inc. * .....................         97,818
   23,200        Talbots, Inc. ............................        762,584
    8,700        Ultimate Electronics, Inc. * .............         78,213
   11,100        WCI Communities, Inc. * ..................        241,980
   15,100        Wilsons The Leather Experts, Inc. * ......        139,826
    3,000        Yankee Candle Co., Inc. * ................         83,940
                                                               -----------
                                                                 7,912,259
                                                               -----------
                 CONSUMER STAPLES - 4.95%
    7,300        Casey's General Stores, Inc. .............        113,150
   42,200        Hain Celestial Group, Inc. * .............        890,420
   21,800        McCormick & Co., Inc. ....................        646,152
    2,800        Mondavi Robert Corp. * ...................         98,140
    7,800        NBTY, Inc. * .............................        212,550
    3,400        Riviana Foods, Inc. ......................         93,500
    5,900        Sensient Technologies Corp. ..............        113,280
    5,200        Universal Corp. ..........................        226,616
                                                               -----------
                                                                 2,393,808
                                                               -----------
                 ENERGY - 5.94%
    4,800        Amerada Hess Corp. .......................        247,776
   14,500        BJ Services Co. * ........................        475,745
    1,900        CARBO Ceramics, Inc. .....................         79,800
   18,300        ENSCO International, Inc. ................        482,205
   13,800        Forest Oil Corp. * .......................        323,610
    3,437        Patina Oil & Gas Corp. ...................        144,973
   13,500        Pioneer Natural Resources Co. * ..........        357,075
   12,800        Smith International, Inc. * ..............        476,544
    4,400        St. Mary Land & Exploration Co. ..........        114,840
    7,000        Westport Resources Corp. * ...............        167,580
                                                               -----------
                                                                 2,870,148
                                                               -----------
                 FINANCIALS - 22.35%
    3,000        Alexandria Real Estate Equities, Inc. ....        153,000
    6,900        American Capital Strategies, Ltd. ........        186,300
    6,800        AMERIGROUP Corp. * .......................        284,376
    3,100        Arden Realty, Inc. .......................         86,707
   11,840        Associated Banc-Corp. ....................        487,334
    6,990        Bank of Bermuda, Ltd. ....................        314,201
    9,500        Bear Stearns Cos., Inc. ..................        724,375
    2,600        Century Bancorp, Inc., Class A ...........         90,428
    2,400        Chelsea Property Group, Inc. .............        118,080
   28,100        Colonial BancGroup, Inc. .................        440,608
   10,400        Compass Bancshares, Inc. .................        392,912
    3,300        Delphi Financial Group, Inc., Class A ....        166,221
    2,600        Financial Federal Corp. * ................         87,230
   21,200        FirstMerit Corp. .........................        546,536
    4,600        Getty Realty Corp. .......................        113,850
   23,500        Hibernia Corp., Class A ..................        530,865
    6,100        IPC Holdings, Ltd. .......................        228,445
   12,000        Jefferson-Pilot Corp. ....................        572,880
    6,900        Maguire Properties, Inc. .................        150,420
   15,500        Marshall & Ilsley Corp. ..................        555,210
   10,700        National Commerce Financial Corp. ........        293,929
    8,800        Platinum Underwriters Holdings,
                 Ltd. (Bermuda) ...........................        252,912
   15,000        Principal Financial Group, Inc. ..........        470,250
   18,000        Protective Life Corp. ....................        584,460
    7,000        PS Business Parks, Inc. ..................        263,900
    8,000        Radian Group, Inc. .......................        423,200
    5,000        RAIT Investment Trust ....................        116,800
    8,000        Reinsurance Group of America, Inc. .......        319,600
    2,500        RLI Corp. ................................         84,000
   14,000        SAFECO Corp. .............................        513,800
    6,500        Sky Financial Group, Inc. ................        158,275
    4,000        SL Green Realty Corp. ....................        144,600
    6,800        TCF Financial Corp. ......................        354,824
    8,000        Torchmark Corp. ..........................        351,040
   23,700        Universal American Financial Corp.* ......        238,185
                                                               -----------
                                                                10,799,753
                                                               -----------
                 HEALTH CARE - 9.85%
    2,700        AmSurg Corp. * ...........................         97,173
   33,300        Apogent Technologies, Inc. * .............        730,935
   19,100        Becton, Dickinson and Co. ................        698,296
    8,500        Biogen, Inc. * ...........................        343,995
    4,600        Celgene Corp. * ..........................        191,774
    2,300        CorVel Corp. * ...........................         83,007
    4,300        Covance, Inc. * ..........................        111,929
   18,800        IDEXX Laboratories, Inc. * ...............        889,240
    7,300        MAXIMUS, Inc. * ..........................        254,843
   23,300        Omnicare, Inc. ...........................        893,322
   15,700        Orthodontic Centers of America, Inc. * ...        138,788
   11,000        PolyMedica Corp. .........................        324,500
                                                               -----------
                                                                 4,757,802
                                                               -----------
                 INDUSTRIALS - 14.28%
    3,900        Albany International Corp., Class A ......        120,510
    7,000        Avery Dennison Corp. .....................        368,060
    2,000        Carlisle Cos., Inc. ......................        114,700
    2,400        Curtiss-Wright Corp., Class B ............        176,280
    9,000        Deswell Industries, Inc. (Hong Kong) .....        223,821
    3,300        Eaton Corp. ..............................        330,792
    2,300        EMCOR Group, Inc. * ......................         86,687
   10,550        Genesee & Wyoming, Inc., Class A * .......        256,470
    6,200        Granite Construction, Inc. ...............        123,938
    7,000        Ingersoll-Rand Co., Class A ..............        422,800
    6,700        Kadant, Inc. * ...........................        122,275
   18,000        Manpower, Inc. ...........................        835,200

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

             MID-CAP FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)             43

                                                                  Value
    Shares                                                       (Note 2)
    ------                                                      -----------
COMMON STOCKS (CONTINUED)

                   INDUSTRIALS (CONTINUED)
      17,000       Mueller Industries, Inc. * ...........       $   536,520
      19,000       Norfolk Southern Corp. ...............           382,850
      10,000       Parker-Hannifin Corp. ................           509,700
       5,700       Quixote Corp. ........................           138,054
      14,000       R. R. Donnelley & Sons Co. ...........           364,000
      28,000       Republic Services, Inc., Class A .....           651,000
       4,600       Simpson Manufacturing Co., Inc. * ....           205,850
       8,000       Teleflex, Inc. .......................           368,080
       1,600       Trex Co., Inc. * .....................            59,200
       7,500       United Stationers, Inc. * ............           279,075
       5,000       USF Corp. ............................           159,600
       3,500       Werner Enterprises, Inc. .............            63,140
                                                                -----------
                                                                  6,898,602
                                                                -----------
                   INFORMATION TECHNOLOGY - 9.72%
      22,500       Andrew Corp. * .......................           294,300
       2,600       ANSYS, Inc. * ........................            92,664
      15,100       Arrow Electronics, Inc. * ............           322,385
      45,700       Atmel Corp. * ........................           257,748
       8,600       ATMI, Inc. * .........................           197,714
       3,400       Black Box Corp. ......................           146,404
      21,000       Cable Design Technologies Corp. * ....           202,440
      19,300       Convergys Corp. * ....................           309,958
       8,300       DuPont Photomasks, Inc. * ............           192,394
      12,900       ESS Technology, Inc. * ...............           179,052
       4,300       Investment Technology Group, Inc. * ..            85,398
      23,800       LSI Logic Corp. * ....................           219,912
      23,300       McDATA Corp., Class B * ..............           238,126
       6,500       Molex, Inc. ..........................           204,035
      10,200       Pericom Semiconductor Corp. * ........           116,178
      13,700       Reynolds and Reynolds Co., Class A ...           372,092
      14,000       SunGard Data Systems, Inc. * .........           392,700
      17,800       Synopsys, Inc. * .....................           564,616
       3,800       Technitrol, Inc. * ...................            82,840
       4,700       Varian Semiconductor Equipment
                   Associates, Inc. * ...................           227,245
                                                                -----------
                                                                  4,698,201
                                                                -----------
                   MATERIALS - 4.13%
       2,900       Aber Diamond Corp. * .................            91,376
      11,000       Air Products & Chemicals, Inc. .......           499,510
       1,700       Florida Rock Industries, Inc. ........            97,325
      17,500       Martin Marietta Materials, Inc. ......           716,975
      20,010       MeadWestvaco Corp. ...................           518,659
       5,600       Meridian Gold, Inc. * ................            71,344
                                                                -----------
                                                                  1,995,189
                                                                -----------
                   TELECOMMUNICATION SERVICES - 0.52%
       7,000       CenturyTel, Inc. .....................           250,250
                                                                -----------
                   UTILITIES - 7.59%
      30,000       Alliant Energy Corp. .................           721,800
      10,000       Ameren Corp. .........................           446,500
       4,400       Black Hills Corp. ....................           141,548
      18,000       Constellation Energy Group, Inc. .....           654,660
       3,800       New Jersey Resources Corp. ...........           143,830
       1,900       Peoples Energy Corp. .................            76,855
      26,000       Pepco Holdings, Inc. .................           457,600
       7,900       PNM Resources, Inc. ..................           223,412
       5,200       WGL Holdings, Inc. ...................           143,780
      20,000       Wisconsin Energy Corp. ...............           655,000
                                                                -----------
                                                                  3,664,985
                                                                -----------
                   TOTAL COMMON STOCKS ..................        46,240,997
                                                                -----------
                   (Cost $40,328,570)

INVESTMENT COMPANIES - 7.17%

   2,120,584       SSgA Prime Money Market Fund .........         2,120,584
   1,341,065       State Street Navigator Securities
                   Lending Prime Portfolio (I) ..........         1,341,065
                                                                -----------
                   TOTAL INVESTMENT COMPANIES ...........         3,461,649
                                                                -----------
                   (Cost $3,461,649)

OTHER INVESTMENTS (I) - 0.02% ...........................             7,502
                                                                -----------
                   (Cost $7,502)

TOTAL INVESTMENTS - 102.90% .............................        49,710,148
                                                                -----------
(Cost $43,797,721**)
NET OTHER ASSETS AND LIABILITIES - (2.90)% ..............        (1,398,656)
                                                                -----------
TOTAL NET ASSETS - 100.00% ..............................       $48,311,492
                                                                ===========

-----------------
  *   Non-income producing.

 **   Aggregate cost for Federal tax purposes was $43,809,558.

(I)   Represents collateral held in connection with securities lending.

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

44               MULTI-CAP GROWTH FUND -- PORTFOLIO OF INVESTMENTS

                                                                            Value
      Shares                                                               (Note 2)
      ------                                                              ----------
COMMON STOCKS - 95.08%

                    CONSUMER DISCRETIONARY - 9.65%
       1,700        A.C. Moore Arts & Crafts, Inc. * ..................   $   39,321
       1,400        AutoZone, Inc. * ..................................      134,540
      12,370        Clear Channel Communications, Inc. ................      504,944
      17,650        Comcast Corp. * ...................................      575,743
       4,800        Cox Communications, Inc., Class A * ...............      163,536
       2,380        Cumulus Media, Inc., Class A * ....................       44,577
         570        Education Management Corp. * ......................       36,013
       1,440        Fred's, Inc. ......................................       54,259
       6,670        Hollywood Entertainment Corp. * ...................      101,384
       1,400        Leapfrog Enterprises, Inc. * ......................       48,398
         760        M.D.C. Holdings, Inc. .............................       51,163
       6,500        Mattel, Inc. ......................................      125,840
       4,300        Michaels Stores, Inc. .............................      204,121
      40,200        Sirius Satellite Radio, Inc. * ....................       94,470
       1,930        Wynn Resorts, Ltd. * ..............................       38,909
       6,300        XM Satellite Radio Holdings, Inc., Class A * ......      127,638
                                                                          ----------
                                                                           2,344,856
                                                                          ----------
                    CONSUMER SERVICES - 9.37%
      15,850        Apollo Group, Inc., Class A * .....................    1,006,950
       6,000        ARAMARK Corp., Class B * ..........................      160,320
       4,300        InterActiveCorp. * ................................      157,853
       4,000        Lamar Advertising Co. * ...........................      121,200
       9,855        Omnicom Group, Inc. ...............................      786,429
       4,750        Stake Technology, Ltd. * ..........................       45,553
                                                                          ----------
                                                                           2,278,305
                                                                          ----------
                    ENERGY - 1.80%
       1,280        Cabot Oil & Gas Corp. .............................       32,704
       6,580        Chesapeake Energy Corp. ...........................       78,499
       3,900        EOG Resources, Inc. ...............................      164,346
       6,800        XTO Energy, Inc. ..................................      160,956
                                                                          ----------
                                                                             436,505
                                                                          ----------
                    FINANCIALS - 10.71%
         520        Affiliated Managers Group, Inc. * .................       37,700
       1,310        Arch Capital Group, Ltd. * ........................       47,815
      17,955        Citigroup, Inc. ...................................      851,067
      11,440        Countrywide Financial Corp. .......................    1,202,573
       2,200        Fannie Mae ........................................      157,718
       1,600        Legg Mason, Inc. ..................................      133,200
       3,000        Moody's Corp. .....................................      173,490
                                                                          ----------
                                                                           2,603,563
                                                                          ----------
                    HEALTH CARE - 18.92%
      10,800        Abbott Laboratories ...............................      460,296
       2,520        Abgenix, Inc. * ...................................       30,870
      17,000        AstraZeneca PLC, ADR ..............................      810,560
      14,790        Beverly Enterprises, Inc. * .......................       89,775
       1,600        Cephalon, Inc. * ..................................       75,136
         550        CV Therapeutics, Inc. * ...........................        9,697
       4,270        Cytyc Corp. * .....................................       55,211
      12,090        Eli Lilly & Co. ...................................      805,436
       6,620        Forest Laboratories, Inc. * .......................      331,066
      21,000        Guidant Corp. .....................................    1,071,210
       2,200        McKesson Corp. ....................................       66,594
       9,540        Medco Health Solutions Inc * ......................      316,728
       1,790        Medicines Co. * ...................................       47,704
       1,900        NPS Pharmaceuticals, Inc. * .......................       50,027
       1,215        Odyssey Healthcare, Inc. * ........................       33,704
       5,500        Waters Corp. * ....................................      172,865
       3,500        Watson Pharmaceuticals, Inc. * ....................      137,445
         860        Wilson Greatbatch Technologies, Inc. * ............       32,422
                                                                          ----------
                                                                           4,596,746
                                                                          ----------
                    INDUSTRIALS - 1.74%
       4,910        ASE Test, Ltd. * ..................................       61,228
       1,360        Ceradyne, Inc. * ..................................       56,494
       1,060        Old Dominion Freight Line, Inc. * .................       33,994
         600        Overnite Corp. * ..................................       13,296
       1,200        PACCAR, Inc. ......................................       94,752
       3,200        Parker-Hannifin Corp. .............................      163,104
                                                                          ----------
                                                                             422,868
                                                                          ----------
                    INFORMATION TECHNOLOGY - 34.67%
       4,700        Altera Corp. * ....................................       95,081
      16,050        Analog Devices, Inc. * ............................      711,496
      11,860        ASML Holding N.V. * ...............................      208,143
      24,500        Cisco Systems, Inc. * .............................      514,010
      39,310        Corning, Inc. * ...................................      431,624
      34,200        Dell, Inc. * ......................................    1,235,304
       2,790        Dot Hill Systems Corp. * ..........................       37,414
         800        DSP Group, Inc. * .................................       19,104
      10,500        eBay, Inc. * ......................................      587,370
      13,240        EMC Corp. * .......................................      183,242
      24,560        First Data Corp. ..................................      876,792
      12,230        MEMC Electronic Materials, Inc. * .................      136,976
      27,400        Microsoft Corp. ...................................      716,510
       2,580        Navigant Consulting, Inc. * .......................       42,389
       7,500        Network Appliance, Inc. * .........................      185,100
       2,600        Network Associates, Inc. * ........................       36,218
      11,200        ON Semiconductor Corp. * ..........................       48,160
         840        Overland Storage, Inc. * ..........................       16,548
       7,700        PeopleSoft, Inc. * ................................      159,852
       3,860        Pericom Semiconductor Corp. * .....................       43,965
       2,920        Polycom, Inc. * ...................................       58,488
       3,890        QUALCOMM, Inc. ....................................      184,775
       9,770        Red Hat, Inc. * ...................................      146,941
       1,340        Rudolph Technologies, Inc. * ......................       35,041
       8,200        Siebel Systems, Inc. * ............................      103,238
       8,850        Symantec Corp. * ..................................      589,852
      11,400        VeriSign, Inc. * ..................................      180,918
      19,210        Yahoo!, Inc. * ....................................      839,477
                                                                          ----------
                                                                           8,424,028
                                                                          ----------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

        MULTI-CAP GROWTH FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)         45

                                                                            Value
      Shares                                                               (Note 2)
      ------                                                              ----------
COMMON STOCKS (CONTINUED)

                    TECHNOLOGY - 0.84%
       8,930        Seagate Technology ................................   $  205,211
                                                                          ----------
                    TELECOMMUNICATIONS - 5.94%
      10,450        American Tower Corp., Class A * ...................      121,220
       9,780        Crown Castle International Corp. * ................      123,815
      10,330        EchoStar Communications Corp.,Class A * ...........      395,845
       8,700        Nextel Communications, Inc., Class A * ............      210,540
       9,800        Telefonaktiebolaget LM Ericsson, ADR * ............      167,384
      12,480        Univision Communications, Inc., Class A * .........      423,696
                                                                          ----------
                                                                           1,442,500
                                                                          ----------
                    TRANSPORTATION - 1.44%
       9,410        AMR Corp. Del * ...................................      124,965
       1,900        JetBlue Airways Corp. * ...........................      109,592
       3,520        Yellow Corp. * ....................................      115,632
                                                                          ----------
                                                                             350,189
                                                                          ----------
                    TOTAL COMMON STOCKS ...............................   23,104,771
                                                                          ----------
                    (Cost $19,544,633)

    Par Value
    ---------
CERTIFICATE OF DEPOSIT - 2.36%
   $ 573,060        State Street Eurodollar ...........................      573,060
                                                                          ----------
                    TOTAL CERTIFICATE OF DEPOSIT ......................      573,060
                                                                          ----------
                    (Cost $573,060)

                                                                              Value
    Shares                                                                   (Note 2)
    ------                                                                 -----------
INVESTMENT COMPANIES - 7.77%
   1,094,443        SSgA Prime Money Market Fund ......................    $ 1,094,443
     792,915        State Street Navigator Securities
                    Lending Prime Portfolio (I) .......................        792,915
                                                                           -----------
                    TOTAL INVESTMENT COMPANIES ........................      1,887,358
                                                                           -----------
                    (Cost $1,887,358)

TOTAL INVESTMENTS - 105.21% ...........................................     25,565,189
                                                                           -----------
(Cost $22,005,051**)

NET OTHER ASSETS AND LIABILITIES - (5.21)% ............................     (1,265,004)
                                                                           -----------
TOTAL NET ASSETS - 100.00% ............................................    $24,300,185
                                                                           ===========

--------------------
  *   Non-income producing.

 **   Aggregate cost for Federal tax purposes was $22,077,726.

(I)   Represents collateral held in connection with securities lending.

ADR   American Depository Receipt.

PLC   Public Limited Company.

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

46              INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS

                                                                                   Value
   Shares                                                                         (Note 2)
   -------                                                                       -----------
COMMON STOCKS - 95.98%

                    ARGENTINA - 0.18%
     2,644          Tenaris S.A., ADR .................................          $    71,917
                                                                                 -----------
                    AUSTRALIA - 2.05%
    59,683          BHP, Ltd. .........................................              495,340
    36,300          John Fairfax Holdings, Ltd. .......................               93,055
    32,040          Macquarie Infrastructure Group ....................               71,925
    18,100          TABCORP Holdings, Ltd. ............................              148,555
                                                                                 -----------
                                                                                     808,875
                                                                                 -----------
                    AUSTRIA - 0.31%
     1,100          Erste Bank der oesterreichischen
                    Sparkassen AG .....................................              121,470
                                                                                 -----------
                    BELGIUM - 1.14%
     2,400          Ackermans & van Haaren N.V. .......................               49,321
    17,700          Fortis Group ......................................              315,246
     7,899          Solvus S.A. * .....................................               84,833
       499          Solvus S.A. Strip VVPR * ..........................                    6
                                                                                 -----------
                                                                                     449,406
                                                                                 -----------
                    BRAZIL - 2.39%
     2,196          Banco Itau Holding Financeira S.A., ADR ...........               89,707
     1,800          Brasil Telecom Participacoes S.A., ADR ............               65,736
     2,900          Brasileira Distribuicao Pao de Acucar, ADR ........               58,377
     4,800          Companhia De Bebidas, ADR .........................              101,760
     3,600          Companhia Vale do Rio Doce, ADR ...................              164,700
    20,400          Copel, ADR * ......................................               75,276
     5,400          Embraer Aircraft Corp., ADR .......................              140,130
     5,800          Petroleo Brasileiro, S.A., ADR ....................              136,300
    12,100          Souza Cruz S.A. ...................................              109,593
                                                                                 -----------
                                                                                     941,579
                                                                                 -----------
                    CHILE - 0.41%
     6,300          AFP Provida, ADR ..................................              163,485
                                                                                 -----------
                    CHINA - 0.99%
    32,800          Beijing Capital Land, Ltd., Class H * .............                7,474
     9,920          China Mobile HK, Ltd., ADR ........................              140,566
     3,660          CNOOC, Ltd., ADR ..................................              137,799
     8,000          PICC Property & Casualty Co., Ltd. * ..............                1,872
   204,000          Sinotrans, Ltd. ...................................              101,764
                                                                                 -----------
                                                                                     389,475
                                                                                 -----------
                    CROATIA - 0.36%
     9,600          Pliva d.d., GDR (C) ...............................              142,814
                                                                                 -----------
                    DENMARK - 0.51%
     5,600          Novo Nordisk A/S ..................................              201,187
                                                                                 -----------
                    EGYPT - 0.42%
     9,100          Commercial International Bank
                    of Egypt, GDR (C) .................................               60,970
     9,300          Egypt Mobile Telecom ..............................              104,883
                                                                                 -----------
                                                                                     165,853
                                                                                 -----------
                    FINLAND - 2.96%
     5,200          Amer Group, Ltd. ..................................              197,727
    37,800          Nokia Oyj .........................................              641,199
     9,000          Sampo Oyj .........................................               75,654
     5,000          TietoEnator Oyj ...................................              132,360
     4,400          Vaisala Oyj .......................................              122,607
                                                                                 -----------
                                                                                   1,169,547
                                                                                 -----------
                    FRANCE - 6.03%
     5,820          BNP Paribas .......................................              305,431
     3,800          Carbone-Lorraine S.A. .............................              141,625
     3,900          Carrefour S.A. ....................................              204,489
    14,600          Credit Agricole S.A. ..............................              309,701
     3,500          Euronext N.V. .....................................               85,540
     5,300          Lagardere S.C.A. ..................................              266,265
     4,300          Neopost S.A. ......................................              213,230
     3,400          Schneider Electric S.A. ...........................              198,760
     3,750          Total S.A., Series B ..............................              582,122
     2,300          Union Financiere de France Banque S.A. ............               71,353
                                                                                 -----------
                                                                                   2,378,516
                                                                                 -----------
                    GERMANY - 4.07%
     3,000          Bayerische Motoren Werke (BMW) AG .................              119,995
    31,900          Deutsche Telekom AG * .............................              501,858
     2,000          Fielmann AG .......................................               74,307
     3,900          Hawesko Holding AG ................................               98,712
     1,800          Medion AG .........................................               79,876
     6,900          MG Technologies ...................................               87,082
     1,050          Puma AG ...........................................              152,973
     5,000          Siemens AG NPV ....................................              336,705
     1,500          Stada Arzneimittel AG .............................               77,657
     4,511          Techem AG * .......................................               78,667
                                                                                 -----------
                                                                                   1,607,832
                                                                                 -----------
                    GREECE - 0.45%
     8,590          Greek Organization of Football Prognostics ........              103,724
    10,400          Vodafone Panafon S.A. .............................               72,449
                                                                                 -----------
                                                                                     176,173
                                                                                 -----------
                    HONG KONG - 1.68%
    42,500          CLP Holdings, Ltd. ................................              191,491
    71,200          Esprit Asia Holdings, Ltd. ........................              223,187
    78,000          Hong Kong and China Gas Co., Ltd. .................              107,943
   372,000          Tingyi Holdings Corp. .............................               83,805
    20,000          Yue Yuen Industrial Holdings, Ltd. ................               56,514
                                                                                 -----------
                                                                                     662,940
                                                                                 -----------
                    HUNGARY - 0.59%
     2,280          Gedeon Richter Rt. ................................              233,638
                                                                                 -----------
                    INDIA - 2.15%
     7,200          Hero Honda Motors, Ltd. ...........................               56,153
     4,550          Hindalco Industries, Ltd., GDR ....................              110,281
    15,700          Hindustan Lever, Ltd. .............................               60,486
    17,600          Reliance Industries, Ltd. .........................              188,854
    22,200          Satyam Computer Services, Ltd. ....................              149,943
    26,600          State Bank of India, Ltd. .........................              284,195
                                                                                 -----------
                                                                                     849,912
                                                                                 -----------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

       INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)       47

                                                                                 Value
   Shares                                                                       (Note 2)
   -------                                                                     ----------
COMMON STOCKS (CONTINUED)

                    INDONESIA - 0.95%
   302,500          HM Sampoerna Tbk PT ...............................        $  154,872
   301,500          PT Bank Mandiri * .................................            33,711
    38,500          Telekomunikasi Indonesia ..........................            27,188
    11,200          Telekomunikasi Indonesia, ADR .....................           159,040
                                                                               ----------
                                                                                  374,811
                                                                               ----------
                    IRELAND - 2.84%
    14,316          Allied Irish Banks PLC ............................           209,100
    11,108          Anglo Irish Bank Corp. ............................           133,225
    26,700          Bank of Ireland - Ord .............................           328,600
    14,687          CRH PLC ...........................................           263,800
     9,100          DCC PLC ...........................................           122,032
   189,809          Waterford Wedgwood PLC ............................            63,910
                                                                               ----------
                                                                                1,120,667
                                                                               ----------
                    ISRAEL - 0.46%
    39,800          Bank Hapoalim, Ltd. * .............................            83,887
     3,676          Koor Industries, Ltd. * ...........................            96,953
                                                                               ----------
                                                                                  180,840
                                                                               ----------
                    ITALY - 1.77%
     2,500          Davide Campari-Milano SpA .........................           107,397
    18,200          ENI SpA ...........................................           288,651
    27,300          Interpump Group SpA ...............................           109,988
    51,000          Snam Rete Gas SpA .................................           191,852
                                                                               ----------
                                                                                  697,888
                                                                               ----------
                    JAPAN - 11.62%
     6,380          ACOM Co., Ltd. ....................................           285,075
     2,400          Belluna Co., Ltd. .................................            95,468
     9,000          Canon, Inc. .......................................           434,838
     5,000          Daito Trust Construction Co., Ltd. ................           154,391
        47          East Japan Railway Co. ............................           212,569
     2,600          Fanuc, Ltd. .......................................           156,080
       400          Funai Electric Co., Ltd. ..........................            53,220
     6,000          Hisamitsu Pharmaceutical Co., Inc. ................            69,912
     5,400          Honda Motor Co., Ltd. .............................           212,842
         9          Japan Tobacco, Inc. ...............................            59,995
     7,000          Kao Corp. .........................................           143,675
     2,600          KOSE Corp. ........................................            82,881
     1,100          NEC Electronics Corp. * ...........................            84,515
     1,650          Nichii Gakkan Co. .................................            89,610
     4,000          Nippon Ceramic Co., Ltd. ..........................            39,306
    34,200          Nissan Motor Co., Ltd. ............................           382,657
     4,600          Nissin Kogyo Co., Ltd. ............................            99,010
    25,000          Nomura Holdings, Inc. .............................           428,662
       136          NTT DoCoMo, Inc. ..................................           293,961
     1,000          Rohm Co., Ltd. ....................................           134,593
     3,400          Sammy Corp. .......................................           113,323
     3,000          Secom Techno Service Co., Ltd. ....................            77,650
     2,800          Shin Etsu Chem Co. ................................           104,005
     9,600          Takeda Chemical Industries, Ltd. ..................           339,152
    51,000          Tokyo Gas Co., Ltd. ...............................           174,616
     4,000          Uniden Corp. ......................................            75,924
     1,800          USS Co., Ltd. .....................................           127,672
        40          Yoshinoya D&C Co., Ltd. ...........................            59,577
                                                                               ----------
                                                                                4,585,179
                                                                               ----------
                    MEXICO - 2.03%
    86,000          America Telecom, S.A. de C.V., Series A1 * ........            94,864
     2,954          Cemex S.A., ADR ...................................            70,896
     1,970          Femsa, ADR ........................................            70,369
    41,300          Grupo Financiero Banorte, Series O ................           134,430
     2,500          Grupo Televisa, S.A. de C.V., ADR .................            96,875
    26,900          Kimberly-Clark de Mexico, Class A .................            65,183
     8,400          Telefonos de Mexico, ADR ..........................           270,060
                                                                               ----------
                                                                                  802,677
                                                                               ----------
                    NETHERLANDS - 7.06%
     9,700          ABN AMRO Holding N.V. .............................           203,282
     3,740          Boskalis Westminster N.V. .........................            95,531
     2,848          Fugro N.V. ........................................           143,014
     8,321          Heineken N.V. .....................................           296,596
     6,661          Hunter Douglas N.V. ...............................           249,027
     1,482          IHC Caland N.V. ...................................            63,149
     5,900          Imtech N.V. .......................................           121,248
    58,000          Koninklijke KPN * .................................           440,410
    16,663          Philips Electronics N.V. ..........................           448,647
    11,100          Royal Dutch Petroleum Co. .........................           491,922
     6,300          Telegraag Holdings ................................           122,520
     6,078          United Services Group N.V. ........................           110,440
                                                                               ----------
                                                                                2,785,786
                                                                               ----------
                    NORWAY - 0.74%
    13,200          Den Norske Bank ASA ...............................            76,954
     6,300          Ekornes ASA .......................................           104,938
    11,800          Statoil ASA .......................................           110,768
                                                                               ----------
                                                                                  292,660
                                                                               ----------
                    PERU - 0.19%
     7,000          Credicorp, Ltd. ...................................            74,550
                                                                               ----------
                    PHILIPPINES - 0.32%
     5,400          Philippine Long Distance Telephone Co., ADR * .....            74,520
    44,400          San Miguel Corp., Class B .........................            50,113
                                                                               ----------
                                                                                  124,633
                                                                               ----------
                    RUSSIA - 0.62%
     1,455          LUKOIL, ADR .......................................           117,564
     4,900          Wimm-Bill-Dann Foods OJSC, ADR * ..................            92,708
       800          Yukos Corp., ADR ..................................            36,160
                                                                               ----------
                                                                                  246,432
                                                                               ----------
                    SINGAPORE - 1.16%
    39,000          Overseas Chinese Banking Corp., Ltd. ..............           271,230
    24,000          United Overseas Bank, Ltd. ........................           187,603
                                                                               ----------
                                                                                  458,833
                                                                               ----------
                    SOUTH AFRICA - 2.81%
    32,300          ABSA Group, Ltd. ..................................           187,016
     1,550          Impala Platinum Holdings, Ltd. ....................           142,668
    51,566          Iscor, Ltd. .......................................           172,321
    24,200          Kumba Resources, Ltd. .............................           130,624
    62,400          Old Mutual PLC ....................................           108,208
    59,100          Sanlam, Ltd. ......................................            72,988
     6,500          Sappi, Ltd. .......................................            82,390
     9,100          Sasol, Ltd. .......................................           118,996
    91,900          Steinhoff International Holdings, Ltd. ............            93,468
                                                                               ----------
                                                                                1,108,679
                                                                               ----------

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

48        INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)

                                                                                 Value
   Shares                                                                       (Note 2)
   -------                                                                     -----------
COMMON STOCKS (CONTINUED)

                    SOUTH KOREA - 4.45%
     4,500          Daewoo Shipbuilding & Marine
                    Engineering Co., Ltd., GDR (C) * ..................        $   117,900
     1,650          Hite Brewery Co., Ltd. ............................            125,475
     8,286          Kookmin Bank ......................................            302,455
       400          Korea Telecom Corp. ...............................             15,919
     8,940          KT Corp., ADR .....................................            176,208
     2,000          LG Household & Health Care, Ltd. ..................             45,374
       700          Pohang Iron & Steel Co., Ltd. .....................             81,622
     2,400          Posco, ADR ........................................             69,552
     2,019          Samsung Electronics Co., Ltd., GDR (C) ............            403,800
     2,074          Samsung Fire & Marine Insurance Co., Ltd. .........            118,464
       920          Samsung SDI Co., Ltd. .............................             94,837
     4,400          SK Corp. ..........................................             85,137
     6,139          SK Telecom Co., Ltd., ADR .........................            120,325
                                                                               -----------
                                                                                 1,757,068
                                                                               -----------
                    SPAIN - 2.39%
    10,000          Abengoa, S.A. .....................................             63,509
     4,200          Aldeasa, S.A. .....................................             96,309
     8,100          Altadis, S.A. .....................................            196,178
     4,600          Banco Pastor, S.A. ................................            134,856
    18,266          Endesa, S.A. ......................................            289,486
    10,100          Prosegur, CIA de Seguridad S.A. ...................            164,173
                                                                               -----------
                                                                                   944,511
                                                                               -----------
                    SWEDEN - 1.94%
     8,200          Alfa Laval ........................................            108,210
    12,160          Elekta AB * .......................................            241,480
     9,100          Eniro AB ..........................................             72,868
     7,700          Sandvik AB ........................................            228,873
    14,100          Swedish Match AB ..................................            114,712
                                                                               -----------
                                                                                   766,143
                                                                               -----------
                    SWITZERLAND - 5.36%
    15,200          Compagnie Financiere Richemont AG .................            341,490
    14,100          Credit Suisse Group ...............................            495,985
       340          Edipresse S.A. ....................................            143,621
       560          Kaba Holding AG, Series B .........................             95,458
     3,800          Roche Holding AG ..................................            313,932
     4,800          Swiss Reinsurance .................................            301,626
     6,900          UBS AG ............................................            423,013
                                                                               -----------
                                                                                 2,115,125
                                                                               -----------
                    TAIWAN - 1.69%
    43,571          Advantech Co., Ltd. ...............................             65,491
    21,000          Ambit Microsystems Corp. ..........................             57,560
    92,603          Chinatrust Financial Holding Co., Ltd. ............             96,342
     2,300          Chunghwa Telecom Co., Ltd., ADR ...................             35,604
     6,253          Compal Electronics, Inc., GDR .....................             47,084
    33,350          Compal Electronics, Inc. ..........................             50,620
   139,000          Fubon Group Co., Ltd. .............................            146,661
   110,250          United Microelectronics Corp. * ...................            101,054
    12,516          United Microelectronics Corp., ADR * ..............             65,709
                                                                               -----------
                                                                                   666,125
                                                                               -----------
                    THAILAND - 0.76%
   103,200          Delta Electronics (Thailand) Public Co., Ltd. .....             73,705
    60,100          PTT PLC ...........................................            135,547
   114,100          Thai Union Frozen Products Public Co.,
                    Ltd. - Foreign ....................................             90,783
                                                                               -----------
                                                                                   300,035
                                                                               -----------
                    TURKEY - 0.18%
    30,267          Turkiye Garanti Bankasi A.S., ADR (C)* ............             70,922
                                                                               -----------
                    UNITED KINGDOM - 19.68%
    70,300          Barclays PLC ......................................            592,550
    27,300          Boots Group PLC ...................................            329,883
    59,400          BP PLC ............................................            412,024
    24,000          Cadbury Schweppes PLC .............................            153,755
     7,500          Carpetright PLC - Ord .............................            104,746
    14,400          Cattles PLC .......................................             77,905
    21,151          Collins Stewart Tullett PLC .......................            138,103
    29,900          Diageo PLC ........................................            351,413
     7,788          Euromoney Institutional Investor PLC ..............             48,870
    34,100          GlaxoSmithKline PLC ...............................            729,839
    55,830          HSBC Holdings PLC .................................            837,961
     7,900          Imperial Tobacco Group PLC ........................            130,899
    17,300          Intertek Group PLC ................................            150,661
    27,000          John Wood Group PLC ...............................             72,349
    16,360          Kesa Electricals PLC * ............................             67,700
   114,200          Kidde PLC .........................................            195,130
    10,600          Luminar PLC - Ord .................................             77,301
     7,273          Man Group PLC .....................................            178,729
    17,700          Northgate PLC - Ord ...............................            173,356
    89,300          Rentokil Initial PLC ..............................            338,108
    10,100          Rio Tinto PLC .....................................            244,775
    14,900          Royal Bank of Scotland Group PLC ..................            399,008
     3,500          Signet Group PLC, ADR .............................            185,391
    26,333          Singer & Friedlander Group PLC ....................             94,008
    16,900          Smiths Group PLC ..................................            201,061
    59,500          Tesco PLC .........................................            238,398
    15,800          Trinity Mirror PLC ................................            144,966
    24,600          Unilever PLC ......................................            209,645
   367,000          Vodafone Group PLC ................................            770,237
    20,500          William Hill PLC ..................................            117,860
                                                                               -----------
                                                                                 7,766,631
                                                                               -----------
                    VENEZUELA - 0.27%
     7,234          CANTV, ADR ........................................            108,221
                                                                               -----------

                    TOTAL COMMON STOCKS ...............................         37,883,035
                                                                               -----------
                    (Cost $31,172,401)

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

       INTERNATIONAL STOCK FUND -- PORTFOLIO OF INVESTMENTS (CONTINUED)       49

                                                                                 Value
   Shares                                                                       (Note 2)
   ------                                                                      -----------
PREFERRED STOCKS - 1.01%

                    BRAZIL - 0.74%
   683,100          Caemi Mineracao e Metalurgica S.A. ................        $   200,109
 4,400,000          Telemar Norte Leste S.A., Class A .................             89,890
                                                                               -----------
                                                                                   289,999
                                                                               -----------
                    GERMANY - 0.27%
       220          Porsche AG ........................................            107,925
                                                                               -----------
                    TOTAL PREFERRED STOCKS ............................            397,924
                                                                               -----------
                    (Cost $249,624)

WARRANTS AND RIGHTS - 0.02%

                    FRANCE - 0.01%
    14,600          Credit Agricole S.A. * ............................              3,391
                                                                               -----------
                    JAPAN - 0.00%
       240          Belluna Co., Ltd. * ...............................                767
                                                                               -----------
                    SINGAPORE - 0.01%
     8,200          Want Want Holdings, Ltd., Exp. 10/24/04 * .........              2,378
                                                                               -----------
                    TOTAL WARRANTS AND RIGHTS .........................              6,536
                                                                               -----------
                    (Cost $432)

Par Value
---------
CERTIFICATE OF DEPOSIT - 2.68%

$ 1,058,431         State Street Eurodollar ...........................          1,058,431
                                                                               -----------
                    TOTAL CERTIFICATE OF DEPOSIT ......................          1,058,431
                                                                               -----------
                    (Cost $1,058,431)

TOTAL INVESTMENTS - 99.69% ............................................         39,345,926
                                                                               -----------
(Cost $32,480,888**)
NET OTHER ASSETS AND LIABILITIES - 0.31% ..............................            124,223
                                                                               -----------
TOTAL NET ASSETS - 100.00% ............................................        $39,470,149
                                                                               ===========

OTHER INFORMATION:

Industry Concentration as a Percentage of Net Assets           % of Net Assets
----------------------------------------------------           ---------------
Banks .......................................                       16.53%
Oil & Gas ...................................                        8.02%
Communication Services ......................                        7.23%
Telecommunications ..........................                        6.07%
Financial Services ..........................                        5.89%
Drugs & Health Care .........................                        5.88%
Retail ......................................                        5.12%
Mining ......................................                        4.59%
Food & Beverages ............................                        4.40%
Electronics .................................                        3.15%
Business Services ...........................                        3.02%
Net Other Assets and Liabilities ............                        3.00%
Computers & Business Equipment ..............                        2.64%
Automobiles .................................                        2.48%
Household Appliances & Home Furnishings .....                        2.43%
Tobacco .....................................                        1.94%
Leisure Time ................................                        1.73%
Insurance ...................................                        1.72%
Electrical Equipment ........................                        1.63%
Manufacturing ...............................                        1.52%
Electric Utilities ..........................                        1.41%
Construction & Mining Equipment .............                        1.35%
Conglomerates ...............................                        1.16%
Industrial Machinery ........................                        1.01%
Railroads & Equipment .......................                        0.98%
Chemicals ...................................                        0.95%
Publishing ..................................                        0.79%
Household Products ..........................                        0.63%
Apparel & Textiles ..........................                        0.39%
Software ....................................                        0.38%
Paper .......................................                        0.37%
Aerospace ...................................                        0.36%
Shipbuilding ................................                        0.30%
Gas & Pipeline Utilities ....................                        0.27%
Transportation ..............................                        0.26%
Hotels & Restaurants ........................                        0.20%
Construction Materials ......................                        0.18%
Real Estate .................................                        0.02%
                                                                   ------
                                                                   100.00%
                                                                   ======

--------------------
  *       Non-income producing.

 **       Aggregate cost for Federal tax purposes was $32,490,428.

(C) Security sold within the terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." The securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR       American Depository Receipt.

GDR       Global Depository Receipt.

PLC       Public Limited Company.

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

50         STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2003

                                                                                CASH RESERVES        BOND         HIGH INCOME
                                                                                     FUND            FUND            FUND
                                                                                --------------  --------------  --------------
ASSETS:
Investments:
   Investments at cost .......................................................  $   26,220,390  $  165,996,086  $   61,209,404
   Net unrealized appreciation (depreciation) ................................              --       2,023,086       1,618,894
                                                                                --------------  --------------  --------------
        Total investments at value ...........................................      26,220,390     168,019,172      62,828,298
   Cash ......................................................................              --              --          42,312
   Foreign currency (Cost $5,029 and $153,321, respectively) (Note 2) ........              --              --           4,934
Receivables:
   Investments sold ..........................................................              --         396,703          71,188
   Fund shares sold ..........................................................           7,291         878,205         294,513
   Dividends and interest ....................................................         116,757       1,520,074       1,199,591
   Due from Advisor, net .....................................................             179              --              --
Net unrealized appreciation (depreciation) on forward currency contracts .....              --              --           3,662
Prepaid insurance and registration fees ......................................           2,968           8,587           2,757
                                                                                --------------  --------------  --------------
   Total Assets ..............................................................      26,347,585     170,822,741      64,447,255
                                                                                --------------  --------------  --------------

LIABILITIES:
Payables:
   Investments purchased .....................................................              --       1,886,436         352,919
   Due to Advisor, net .......................................................              --          32,563          10,094
   Fund shares repurchased ...................................................          21,097         209,025          39,138
   Upon return of securities loaned ..........................................              --      25,798,669       8,900,714
   Administration and transfer agent fees ....................................          11,549          44,084          15,659
   Distribution fees - Class B ...............................................           8,012          41,705          13,761
   Shareholder servicing fees ................................................              --          30,334          11,434
   Trustees' fees ............................................................              --              --              55
Accrued expenses and other payables ..........................................              --          86,078          87,998
                                                                                --------------  --------------  --------------
   Total Liabilities .........................................................          40,658      28,128,894       9,431,772
                                                                                --------------  --------------  --------------
NET ASSETS ...................................................................  $   26,306,927  $  142,693,847  $   55,015,483
                                                                                ==============  ==============  ==============

NET ASSETS CONSIST OF:
   Paid-in capital ...........................................................  $   26,304,794  $  141,064,318  $   59,048,896
   Accumulated undistributed (distributions in excess of)
      net investment income ..................................................           2,133          37,300         129,354
   Accumulated net realized gain (loss) on investments sold and
      foreign currency related transactions ..................................              --        (430,857)     (5,785,270)
   Net unrealized appreciation (depreciation) of investments (including
      appreciation (depreciation) of foreign currency related transactions) ..              --       2,023,086       1,622,503
                                                                                --------------  --------------  --------------
NET ASSETS ...................................................................  $   26,306,927  $  142,693,847  $   55,015,483
                                                                                ==============  ==============  ==============

CLASS A SHARES:
   Net assets ................................................................  $   14,236,387  $   78,164,593  $   33,023,900
   Shares of beneficial interest outstanding .................................      14,257,550       7,724,932       4,489,678
   NET ASSET VALUE and redemption price per share ............................  $         1.00  $        10.12  $         7.36
   Sales charge of offering price* ...........................................            0.06            0.50            0.37
                                                                                --------------  --------------  --------------
   Maximum offering price per share ..........................................  $         1.06  $        10.62  $         7.73
                                                                                ==============  ==============  ==============

CLASS B SHARES:
   Net assets ................................................................  $   12,070,540  $   64,529,254  $   21,991,583
   Shares of beneficial interest outstanding .................................      12,085,018       6,375,552       2,982,807
   NET ASSET VALUE and redemption price per share** ..........................  $         1.00  $        10.12  $         7.37
                                                                                ==============  ==============  ==============

                                                                                  BALANCED      GROWTH AND        CAPITAL
                                                                                    FUND        INCOME FUND   APPRECIATION FUND
                                                                                -------------  -------------  -----------------
ASSETS:
Investments:
   Investments at cost .......................................................  $ 196,882,790  $ 153,885,365  $     134,984,974
   Net unrealized appreciation (depreciation) ................................      1,335,628     (5,175,370)         3,809,400
                                                                                -------------  -------------  -----------------
        Total investments at value ...........................................    198,218,418    148,709,995        138,794,374
   Cash ......................................................................             --             --                 --
   Foreign currency (Cost $5,029 and $153,321, respectively) (Note 2) ........             --             --                 --
Receivables:
   Investments sold ..........................................................        396,703             --            122,131
   Fund shares sold ..........................................................        181,213        152,413            118,357
   Dividends and interest ....................................................      1,011,900        203,916                 --
   Due from Advisor, net .....................................................             --             --                 --
Net unrealized appreciation (depreciation) on forward currency contracts .....             --             --                 --
Prepaid insurance and registration fees ......................................          7,290          4,741              4,623
                                                                                -------------  -------------  -----------------
   Total Assets ..............................................................    199,815,524    149,071,065        139,039,485
                                                                                -------------  -------------  -----------------

LIABILITIES:
Payables:
   Investments purchased .....................................................        392,094        520,434                 --
   Due to Advisor, net .......................................................         70,012         31,353             39,410
   Fund shares repurchased ...................................................        302,889        160,926            114,535
   Upon return of securities loaned ..........................................     14,446,005             --          4,120,906
   Administration and transfer agent fees ....................................         80,268         93,069            108,800
   Distribution fees - Class B ...............................................         63,422         50,102             39,413
   Shareholder servicing fees ................................................         42,108         30,958             28,110
   Trustees' fees ............................................................            113            223                167
Accrued expenses and other payables ..........................................         26,028         13,374             23,107
                                                                                -------------  -------------  -----------------
   Total Liabilities .........................................................     15,422,939        900,439          4,474,448
                                                                                -------------  -------------  -----------------
NET ASSETS ...................................................................  $ 184,392,585  $ 148,170,626  $     134,565,037
                                                                                =============  =============  =================

NET ASSETS CONSIST OF:
   Paid-in capital ...........................................................  $ 195,419,360  $ 179,110,122  $     164,606,455
   Accumulated undistributed (distributions in excess of)
      net investment income ..................................................         (3,596)       830,848                 --
   Accumulated net realized gain (loss) on investments sold and
      foreign currency related transactions ..................................    (12,358,807)   (26,594,974)       (33,850,818)
   Net unrealized appreciation (depreciation) of investments (including
      appreciation (depreciation) of foreign currency related transactions) ..      1,335,628     (5,175,370)         3,809,400
                                                                                -------------  -------------  -----------------
NET ASSETS ...................................................................  $ 184,392,585  $ 148,170,626  $     134,565,037
                                                                                =============  =============  =================

CLASS A SHARES:
   Net assets ................................................................  $  83,605,962  $  68,406,036  $      71,732,695
   Shares of beneficial interest outstanding .................................      7,478,488      6,192,994          6,036,088
   NET ASSET VALUE and redemption price per share ............................  $       11.18  $       11.05  $           11.88
   Sales charge of offering price* ...........................................           0.68           0.67               0.72
                                                                                -------------  -------------  -----------------
   Maximum offering price per share ..........................................  $       11.86  $       11.72  $           12.60
                                                                                =============  =============  =================

CLASS B SHARES:
   Net assets ................................................................  $ 100,786,623  $  79,764,590  $      62,832,342
   Shares of beneficial interest outstanding .................................      9,007,805      7,338,048          5,509,703
   NET ASSET VALUE and redemption price per share** ..........................  $       11.19  $       10.87  $           11.40
                                                                                =============  =============  =================

-----------------------------
* Sales charge of offering price is 5.75% for the Cash Reserves Fund, 4.75% for the Bond Fund and High Income Fund, 5.75% for the Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund, and International Stock Fund.

** Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

           STATEMENTS OF ASSETS AND LIABILITIES AS OF OCTOBER 31, 2003        51

                                                                                   MID-CAP       MULTI-CAP    INTERNATIONAL STOCK
                                                                                    FUND        GROWTH FUND          FUND
                                                                                -------------  -------------  -------------------
ASSETS:
Investments:
   Investments at cost .......................................................  $  43,797,721  $  22,005,051  $        32,480,888
   Net unrealized appreciation (depreciation) ................................      5,912,427      3,560,138            6,865,038
                                                                                -------------  -------------  -------------------
        Total investments at value ...........................................     49,710,148     25,565,189           39,345,926
   Cash ......................................................................             --          2,165                   --
   Foreign currency (Cost $5,029 and $153,321, respectively) (Note 2) ........             --             --              153,278
Receivables:
   Investments sold ..........................................................             --        415,706                5,920
   Fund shares sold ..........................................................         51,662         38,668                9,771
   Dividends and interest ....................................................         32,177         15,896              106,821
   Due from Advisor, net .....................................................             --          1,549                   --
Net unrealized appreciation (depreciation) on forward currency contracts .....             --             --                   --
Prepaid insurance and registration fees ......................................          1,960            790                1,205
                                                                                -------------  -------------  -------------------
   Total Assets ..............................................................     49,795,947     26,039,963           39,622,921
                                                                                -------------  -------------  -------------------

LIABILITIES:
Payables:
   Investments purchased .....................................................             --        873,757               88,857
   Due to Advisor, net .......................................................         20,413             --               20,795
   Fund shares repurchased ...................................................         49,926         24,551                6,817
   Upon return of securities loaned ..........................................      1,348,567        792,915                   --
   Administration and transfer agent fees ....................................         33,788         25,744               19,028
   Distribution fees - Class B ...............................................         10,320          6,047                3,654
   Shareholder servicing fees ................................................          9,982          4,897                8,291
   Trustees' fees ............................................................             76             58                   49
Accrued expenses and other payables ..........................................         11,383         11,809                5,281
                                                                                -------------  -------------  -------------------
   Total Liabilities .........................................................      1,484,455      1,739,778              152,772
                                                                                -------------  -------------  -------------------
NET ASSETS ...................................................................  $  48,311,492  $  24,300,185  $        39,470,149
                                                                                =============  =============  ===================

NET ASSETS CONSIST OF:
   Paid-in capital ...........................................................  $  45,023,890  $  43,170,240  $        44,547,993
   Accumulated undistributed (distributions in excess of)
      net investment income ..................................................             --             --              339,139
   Accumulated net realized gain (loss) on investments sold and
      foreign currency related transactions ..................................     (2,624,825)   (22,430,423)         (12,268,789)
   Net unrealized appreciation (depreciation) of investments (including
      appreciation (depreciation) of foreign currency related transactions) ..      5,912,427      3,560,368            6,851,806
                                                                                -------------  -------------  -------------------
NET ASSETS ...................................................................  $  48,311,492  $  24,300,185  $        39,470,149
                                                                                =============  =============  ===================

CLASS A SHARES:
   Net assets ................................................................  $  31,590,791  $  14,365,505  $        33,663,823
   Shares of beneficial interest outstanding .................................      2,841,048      3,220,133            3,772,393
   NET ASSET VALUE and redemption price per share ............................  $       11.12  $        4.46  $              8.92
   Sales charge of offering price* ...........................................           0.68           0.27                 0.54
                                                                                -------------  -------------  -------------------
   Maximum offering price per share ..........................................  $       11.80  $        4.73  $              9.46
                                                                                =============  =============  ===================

CLASS B SHARES:
   Net assets ................................................................  $  16,720,701  $   9,934,680  $         5,806,326
   Shares of beneficial interest outstanding .................................      1,532,478      2,289,076              660,989
   NET ASSET VALUE and redemption price per share** ..........................  $       10.91  $        4.34  $              8.78
                                                                                =============  =============  ===================

-----------------------------
* Sales charge of offering price is 5.75% for the Cash Reserves Fund, 4.75% for the Bond Fund and High Income Fund, 5.75% for the Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund, and International Stock Fund.

** Redemption price per share is equal to the Net Asset Value per share less any applicable contingent deferred sales charge.

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

52       STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED OCTOBER 31, 2003

                                                                                CASH RESERVES         BOND         HIGH INCOME
                                                                                     FUND             FUND             FUND
                                                                                --------------   --------------   --------------
INVESTMENT INCOME:
   Dividends .................................................................  $           --   $           --   $       18,777
   Interest ..................................................................         408,579        6,502,030        3,794,227
        Less:Foreign taxes withheld ..........................................              --               --               --
   Securities lending income .................................................              --           33,195           11,634
                                                                                --------------   --------------   --------------
        Total investment income ..............................................         408,579        6,535,225        3,824,638
                                                                                --------------   --------------   --------------

EXPENSES:
Management fees ..............................................................         124,969          695,197          240,601
Administration and transfer agent fees .......................................          83,324          331,395          126,053
Registration expenses ........................................................          24,913           43,829           23,143
Custodian and accounting fees ................................................          22,042           62,300           82,785
Professional fees ............................................................           6,006           12,182            9,304
Reports to shareholder expense ...............................................           5,991           28,424            9,083
Trustees' fees ...............................................................           1,452            6,298            1,936
Distribution fees - Class B ..................................................         115,928          494,992          139,622
Shareholder servicing fees - Class A .........................................              --          182,601           62,824
Shareholder servicing fees - Class B .........................................              --          164,998           46,540
Amortization of organization and offering costs ..............................           1,337            1,337            1,337
Other expenses ...............................................................           2,316            7,028            2,665
                                                                                --------------   --------------   --------------
   Total expenses before reimbursement/waiver ................................         388,278        2,030,581          745,893
   Less reimbursement/waiver .................................................        (111,208)        (284,227)        (168,808)
                                                                                --------------   --------------   --------------
   Total expenses net of reimbursement/waiver ................................         277,070        1,746,354          577,085
                                                                                --------------   --------------   --------------

NET INVESTMENT INCOME (LOSS) .................................................         131,509        4,788,871        3,247,553
                                                                                --------------   --------------   --------------

NET UNREALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Net realized gain (loss) on investments (including net realized gain
       on foreign currency related transactions) .............................           1,584          356,246         (610,601)
   Net change in unrealized appreciation (depreciation) on investments
       (including a net unrealized appreciation (depreciation) on foreign
       currency related transactions) ........................................              --       (1,197,091)       5,343,952
                                                                                --------------   --------------   --------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS .............................................................           1,584         (840,845)       4,733,351
                                                                                --------------   --------------   --------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ............................................................  $      133,093   $    3,948,026   $    7,980,904
                                                                                ==============   ==============   ==============

                                                                                   BALANCED       GROWTH AND           CAPITAL
                                                                                     FUND         INCOME FUND     APPRECIATION FUND
                                                                                --------------   --------------   -----------------
INVESTMENT INCOME:
   Dividends .................................................................  $    1,763,226   $    2,966,186   $       1,430,014
   Interest ..................................................................       4,083,513           50,349              40,924
        Less:Foreign taxes withheld ..........................................         (12,580)         (17,002)                 --
   Securities lending income .................................................          14,141              598              10,379
                                                                                --------------   --------------   -----------------
        Total investment income ..............................................       5,848,300        3,000,131           1,481,317
                                                                                --------------   --------------   -----------------
EXPENSES:
Management fees ..............................................................       1,097,205          719,339             886,611
Administration and transfer agent fees .......................................         529,231          590,969             628,790
Registration expenses ........................................................          40,528           34,312              40,741
Custodian and accounting fees ................................................          65,500           42,985              40,474
Professional fees ............................................................          13,369           11,637               8,091
Reports to shareholder expense ...............................................          33,854           26,832              24,480
Trustees' fees ...............................................................           7,684            5,948               5,366
Distribution fees - Class B ..................................................         700,661          545,901             425,446
Shareholder servicing fees - Class A .........................................         188,448          145,005             153,721
Shareholder servicing fees - Class B .........................................         233,554          181,967             141,816
Amortization of organization and offering costs ..............................           1,337            1,337               1,337
Other expenses ...............................................................          10,091            8,578               7,579
                                                                                --------------   --------------   -----------------
   Total expenses before reimbursement/waiver ................................       2,921,462        2,314,810           2,364,452
   Less reimbursement/waiver .................................................        (363,962)        (460,975)           (520,392)
                                                                                --------------   --------------   -----------------
   Total expenses net of reimbursement/waiver ................................       2,557,500        1,853,835           1,844,060
                                                                                --------------   --------------   -----------------

NET INVESTMENT INCOME (LOSS) .................................................       3,290,800        1,146,296            (362,743)
                                                                                --------------   --------------   -----------------

NET UNREALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Net realized gain (loss) on investments (including net realized gain
       on foreign currency related transactions) .............................      (6,720,304)      (9,827,820)        (13,902,776)
   Net change in unrealized appreciation (depreciation) on investments
       (including a net unrealized appreciation (depreciation) on foreign
       currency related transactions) ........................................      23,092,033       30,800,834          38,761,664
                                                                                --------------   --------------   -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS .............................................................      16,371,729       20,973,014          24,858,888
                                                                                --------------   --------------   -----------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ............................................................  $   19,662,529   $   22,119,310   $      24,496,145
                                                                                ==============   ==============   =================

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

         STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED OCTOBER 31, 2003       53

                                                                                   MID-CAP       MULTI-CAP    INTERNATIONAL STOCK
                                                                                     FUND       GROWTH FUND          FUND
                                                                                -------------  -------------  -------------------
INVESTMENT INCOME:
   Dividends .................................................................  $     593,328  $     123,280  $         1,056,764
   Interest ..................................................................         17,710          8,105                3,574
        Less:Foreign taxes withheld ..........................................             --         (1,022)            (106,737)
   Securities lending income .................................................          9,162          1,531                   --
                                                                                -------------  -------------  -------------------
        Total investment income ..............................................        620,200        131,894              953,601
                                                                                -------------  -------------  -------------------

EXPENSES:
Management fees ..............................................................        374,697        127,560              345,085
Administration and transfer agent fees .......................................        199,928        161,289              118,672
Registration expenses ........................................................         26,125         25,927               22,503
Custodian and accounting fees ................................................         36,020         38,588              101,972
Professional fees ............................................................          8,377          6,954               10,338
Reports to shareholder expense ...............................................          9,328          3,721                6,430
Trustees' fees ...............................................................          1,778            752                1,483
Distribution fees - Class B ..................................................        100,443         53,494               36,198
Shareholder servicing fees - Class A .........................................         65,124         24,689               70,097
Shareholder servicing fees - Class B .........................................         33,482         17,831               12,066
Amortization of organization and offering costs ..............................             --             --                1,337
Other expenses ...............................................................          2,676          1,584                2,586
                                                                                -------------  -------------  -------------------
   Total expenses before reimbursement/waiver ................................        857,978        462,389              728,767
   Less reimbursement/waiver .................................................       (205,353)      (204,794)            (166,715)
                                                                                -------------  -------------  -------------------
   Total expenses net of reimbursement/waiver ................................        652,625        257,595              562,052
                                                                                -------------  -------------  -------------------

NET INVESTMENT INCOME (LOSS) .................................................        (32,425)      (125,701)             391,549
                                                                                -------------  -------------  -------------------

NET UNREALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
   Net realized gain (loss) on investments (including net realized gain
       on foreign currency related transactions) .............................       (810,008)       458,015           (1,565,592)
   Net change in unrealized appreciation (depreciation) on investments
       (including a net unrealized appreciation (depreciation) on foreign
       currency related transactions) ........................................     11,016,333      4,064,829            9,799,283
                                                                                -------------  -------------  -------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS .............................................................     10,206,325      4,522,844            8,233,691
                                                                                -------------  -------------  -------------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ............................................................  $  10,173,900  $   4,397,143  $         8,625,240
                                                                                =============  =============  ===================

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

54                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                           CASH RESERVES                         BOND
                                                                               FUND                              FUND
                                                                 --------------------------------- ---------------------------------
                                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31, 2003 OCTOBER 31, 2002 OCTOBER 31, 2003 OCTOBER 31, 2002
                                                                 ---------------- ---------------- ---------------- ----------------
NET ASSETS AT BEGINNING OF PERIOD .............................  $    34,123,598  $    21,079,081  $   123,586,409  $    59,931,894
                                                                 ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income .......................................          131,509          289,956        4,788,871        3,675,288
  Net realized gain (loss) ....................................            1,584              209          356,246         (196,277)
  Net change in unrealized appreciation (depreciation) ........               --               --       (1,197,091)         849,052
                                                                 ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets from operations .......          133,093          290,165        3,948,026        4,328,063
                                                                 ---------------  ---------------  ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...................................................         (119,661)        (216,708)      (2,879,857)      (2,039,552)
    Class B ...................................................          (13,432)         (92,098)      (2,109,246)      (1,671,380)
  Net realized gains
    Class A ...................................................               --               --               --               --
    Class B ...................................................               --               --               --               --
                                                                 ---------------  ---------------  ---------------  ---------------
    Total distributions .......................................         (133,093)        (308,806)      (4,989,103)      (3,710,932)
                                                                 ---------------  ---------------  ---------------  ---------------

CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................        6,650,455       21,190,375       34,514,506       41,332,553
    Issued to shareholders in reinvestment of distributions ...          116,802          210,661        2,334,521        1,786,879
    Shares redeemed ...........................................       (9,018,299)     (16,411,363)     (21,156,808)      (9,237,828)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) from capital share transactions ...       (2,251,042)       4,989,673       15,692,219       33,881,604
                                                                 ---------------  ---------------  ---------------  ---------------
CLASS B SHARES
    Shares sold ...............................................        5,361,829       16,212,551       19,242,363       36,680,612
    Issued to shareholders in reinvestment of distributions ...           11,975           82,151        1,943,030        1,538,634
    Shares redeemed ...........................................      (10,939,433)      (8,221,217)     (16,729,097)      (9,063,466)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) from capital share transactions ...       (5,565,629)       8,073,485        4,456,296       29,155,780
                                                                 ---------------  ---------------  ---------------  ---------------
Total increase (decrease) in net assets .......................       (7,816,671)      13,044,517       19,107,438       63,654,515
                                                                 ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................  $    26,306,927  $    34,123,598  $   142,693,847  $    23,586,409
                                                                 ===============  ===============  ===============  ===============

(A) Undistributed (distribution in excess of) net
     investment income ........................................  $         2,133  $         1,890  $        37,300  $        41,587
                                                                 ===============  ===============  ===============  ===============
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................        6,650,455       21,190,375        3,371,187        4,124,743
    Issued to shareholders in reinvestment of distributions ...          116,802          210,661          228,188          178,267
    Shares redeemed ...........................................       (9,018,299)     (16,411,363)      (2,072,910)        (920,707)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in shares outstanding .............       (2,251,042)       4,989,673        1,526,465        3,382,303
                                                                 ---------------  ---------------  ---------------  ---------------
  CLASS B SHARES
    Shares sold ...............................................        5,361,829       16,212,551        1,878,376        3,656,087
    Issued to shareholders in reinvestment of distributions ...           11,975           82,217          189,937          153,439
    Shares redeemed ...........................................      (10,939,433)      (8,221,217)      (1,638,293)        (904,228)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in shares outstanding .............       (5,565,629)       8,073,551          430,020        2,905,298
                                                                 ---------------  ---------------  ---------------  ---------------

                                                                           HIGH INCOME                         BALANCED
                                                                               FUND                              FUND
                                                                 --------------------------------- ---------------------------------
                                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                                 OCTOBER 31, 2003 OCTOBER 31, 2002 OCTOBER 31, 2003 OCTOBER 31, 2002
                                                                 ---------------- ---------------- ---------------- ----------------
NET ASSETS AT BEGINNING OF PERIOD .............................  $    33,615,728  $    26,001,418  $   161,291,500  $   153,890,837
                                                                 ---------------  ---------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income .......................................        3,247,553        2,400,832        3,290,800        3,616,846
  Net realized gain (loss) ....................................         (610,601)      (2,514,369)      (6,720,304)      (5,425,164)
  Net change in unrealized appreciation (depreciation) ........        5,343,952           12,505       23,092,033      (13,885,176)
                                                                 ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets from operations .......        7,980,904         (101,032)      19,662,529      (15,693,494)
                                                                 ---------------  ---------------  ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...................................................       (1,953,581)      (1,156,441)      (1,810,597)      (1,833,263)
    Class B ...................................................       (1,303,045)      (1,234,221)      (1,539,999)      (1,789,041)
  Net realized gains
    Class A ...................................................               --               --               --           (7,375)
    Class B ...................................................               --               --               --          (10,923)
                                                                 ---------------  ---------------  ---------------  ---------------
    Total distributions .......................................       (3,256,626)      (2,390,662)      (3,350,596)      (3,640,602)
                                                                 ---------------  ---------------  ---------------  ---------------

CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................       14,165,543        9,220,488       18,447,908       28,546,455
    Issued to shareholders in reinvestment of distributions ...        1,279,144        1,013,855        1,784,694        1,805,389
    Shares redeemed ...........................................       (3,165,724)      (1,945,016)     (14,351,848)     (13,512,339)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) from capital share transactions ...       12,278,963        8,289,327        5,880,754       16,839,505
                                                                 ---------------  ---------------  ---------------  ---------------
CLASS B SHARES
    Shares sold ...............................................        7,128,350        4,644,092       16,463,827       32,020,263
    Issued to shareholders in reinvestment of distributions ...        1,024,743          948,007        1,506,439        1,750,062
    Shares redeemed ...........................................       (3,756,579)      (3,775,422)     (17,061,868)     (23,875,071)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) from capital share transactions ...        4,396,514        1,816,677          908,398        9,895,254
                                                                 ---------------  ---------------  ---------------  ---------------
Total increase (decrease) in net assets .......................       21,399,755        7,614,310       23,101,085        7,400,663
                                                                 ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................  $    55,015,483  $    33,615,728  $   184,392,585  $   161,291,500
                                                                 ===============  ===============  ===============  ===============

(A) Undistributed (distribution in excess of) net
     investment income ........................................  $       129,354  $       118,476  $        (3,596) $        29,295
                                                                 ===============  ===============  ===============  ===============
OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................        2,010,041        1,349,361        1,768,275        2,551,705
    Issued to shareholders in reinvestment of distributions ...          182,036          145,994          170,700          164,546
    Shares redeemed ...........................................         (448,775)        (283,678)      (1,386,137)      (1,270,860)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in shares outstanding .............        1,743,302        1,211,677          552,838        1,445,391
                                                                 ---------------  ---------------  ---------------  ---------------
  CLASS B SHARES
    Shares sold ...............................................        1,010,973          661,204        1,533,952        2,860,546
    Issued to shareholders in reinvestment of distributions ...          145,682          135,975          144,313          159,002
    Shares redeemed ...........................................         (535,627)        (544,269)      (1,607,072)      (2,234,853)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in shares outstanding .............          621,028          252,910           71,193          784,695
                                                                 ---------------  ---------------  ---------------  ---------------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                       STATEMENTS OF CHANGES IN NET ASSETS                    55

                                                                          GROWTH AND INCOME
                                                                                 FUND
                                                                 ------------------------------------
                                                                    YEAR ENDED          YEAR ENDED
                                                                 OCTOBER 31, 2003    OCTOBER 31, 2002
                                                                 ----------------    ----------------
NET ASSETS AT BEGINNING OF PERIOD .............................  $   126,224,262     $   153,046,513
                                                                 ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income .......................................        1,146,296             712,175
  Net realized gain (loss) ....................................       (9,827,820)        (11,682,629)
  Net change in unrealized appreciation (depreciation) ........       30,800,834         (15,809,898)
                                                                 ---------------     ---------------
  Net increase (decrease) in net assets from operations .......       22,119,310         (26,780,352)
                                                                 ---------------     ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...................................................         (472,121)           (292,751)
    Class B ...................................................         (174,442)            (85,177)
  Net realized gains
    Class A ...................................................               --                  --
    Class B ...................................................               --                  --
                                                                 ---------------     ---------------
    Total distributions .......................................         (646,563)           (377,928)
                                                                 ---------------     ---------------

CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................       17,771,499          22,622,112
    Issued to shareholders in reinvestment of distributions ...          453,660             281,776
    Shares redeemed ...........................................      (13,309,076)        (13,557,494)
                                                                 ---------------     ---------------
    Net increase (decrease) from capital share transactions ...        4,916,083           9,346,394
                                                                 ---------------     ---------------
CLASS B SHARES
    Shares sold ...............................................        9,222,020          15,766,634
    Issued to shareholders in reinvestment of distributions ...          172,432              80,479
    Shares redeemed ...........................................      (13,836,918)        (24,857,478)
                                                                 ---------------     ---------------
    Net increase (decrease) from capital share transactions ...       (4,442,466)         (9,010,365)
                                                                 ---------------     ---------------
Total increase (decrease) in net assets .......................       21,946,364         (26,822,251)
                                                                 ---------------     ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................  $   148,170,626     $   126,224,262
                                                                 ===============     ===============

(A) Undistributed (distribution in excess of) net
     investment income ........................................  $       830,848     $       336,079
                                                                 ===============     ===============

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................        1,787,581           2,017,774
    Issued to shareholders in reinvestment of distributions ...           48,409              23,066
    Shares redeemed ...........................................       (1,393,405)         (1,315,343)
                                                                 ---------------     ---------------
    Net increase (decrease) in shares outstanding .............          442,585             725,497
                                                                 ---------------     ---------------
  CLASS B SHARES
    Shares sold ...............................................          944,572           1,405,391
    Issued to shareholders in reinvestment of distributions ...           18,539               6,619
    Shares redeemed ...........................................       (1,456,011)         (2,391,552)
                                                                 ---------------     ---------------
    Net increase (decrease) in shares outstanding .............         (492,900)           (979,542)
                                                                 ---------------     ---------------

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

56                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                       CAPITAL APPRECIATION                     MID-CAP
                                                                               FUND                              FUND
                                                                 --------------------------------- ---------------------------------
                                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                 OCTOBER 31, 2003 OCTOBER 31, 2002 OCTOBER 31, 2003 OCTOBER 31, 2002
                                                                 ---------------- ---------------- ---------------  ----------------
NET ASSETS AT BEGINNING OF PERIOD .............................  $   110,464,831  $   132,468,254  $    34,415,066  $    21,537,383
                                                                 ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ................................         (362,743)        (763,829)         (32,425)         (22,710)
  Net realized gain (loss) ....................................      (13,902,776)     (18,825,034)        (810,008)      (1,820,724)
  Net change in unrealized appreciation (depreciation) ........       38,761,664      (21,162,999)      11,016,333       (3,749,561)
                                                                 ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets from operations .......       24,496,145      (40,751,862)      10,173,900       (5,592,995)
                                                                 ---------------  ---------------  ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...................................................               --               --               --          (13,146)
    Class B ...................................................               --               --               --               --
  Net realized gains
    Class A ...................................................               --         (257,737)              --             (673)
    Class B ...................................................               --         (310,070)              --             (289)
                                                                 ---------------  ---------------  ---------------  ---------------
    Total distributions .......................................               --         (567,807)              --          (14,108)
                                                                 ---------------  ---------------  ---------------  ---------------

CAPITAL STOCK TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................       21,428,076       29,009,832        5,249,495       13,525,603
    Issued to shareholders in reinvestment of distributions ...               --          239,042               --           12,087
    Shares redeemed ...........................................      (18,606,399)     (13,187,774)      (3,087,968)      (2,813,603)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) from capital stock transactions ...        2,821,677       16,061,100        2,161,527       10,724,087
                                                                 ---------------  ---------------  ---------------  ---------------
  CLASS B SHARES
    Shares sold ...............................................        7,443,998       19,895,760        3,617,100       10,185,948
    Issued to shareholders in reinvestment of distributions ...               --          300,902               --              284
    Shares redeemed ...........................................      (10,661,614)     (16,941,516)      (2,056,101)      (2,425,533)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) from capital stock transactions ...       (3,217,616)       3,255,146        1,560,999        7,760,699
                                                                 ---------------  ---------------  ---------------  ---------------
Total increase (decrease) in net assets .......................       24,100,206      (22,003,423)      13,896,426       12,877,683
                                                                 ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................  $   134,565,037  $   110,464,831  $    48,311,492  $    34,415,066
                                                                 ===============  ===============  ===============  ===============

(A) Undistributed (distribution in excess of) net
     investment income ........................................  $            --  $            --  $            --  $            --
                                                                 ===============  ===============  ===============  ===============

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................        2,090,566        2,352,415          548,389        1,305,725
    Issued to shareholders in reinvestment of distributions ...               --           17,166               --            1,123
    Shares redeemed ...........................................       (1,854,922)      (1,237,319)        (329,777)        (303,588)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in shares outstanding .............          235,644        1,132,262          218,612        1,003,260
                                                                 ---------------  ---------------  ---------------  ---------------
  CLASS B SHARES
    Shares sold ...............................................          733,844        1,623,969          380,861          981,301
    Issued to shareholders in reinvestment of distributions ...               --           22,155               --               27
    Shares redeemed ...........................................       (1,087,117)      (1,605,193)        (226,039)        (260,248)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in shares outstanding .............         (353,273)          40,931          154,822          721,080
                                                                 ---------------  ---------------  ---------------  ---------------

                 See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                       STATEMENTS OF CHANGES IN NET ASSETS                    57

                                                                         MULTI-CAP GROWTH                 INTERNATIONAL STOCK
                                                                               FUND                              FUND
                                                                 --------------------------------- ---------------------------------
                                                                    YEAR ENDED       YEAR ENDED       YEAR ENDED      YEAR ENDED
                                                                 OCTOBER 31, 2003 OCTOBER 31, 2002 OCTOBER 31, 2003 OCTOBER 31, 2002
                                                                 ---------------- ---------------- ---------------- ----------------
NET ASSETS AT BEGINNING OF PERIOD .............................  $    13,965,505  $    20,165,733  $    30,322,989  $    30,615,597
                                                                 ---------------  ---------------  ---------------  ---------------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ................................         (125,701)        (150,673)         391,549          186,711
  Net realized gain (loss) ....................................          458,015       (3,994,374)      (1,565,592)      (4,860,881)
  Net change in unrealized appreciation (depreciation) ........        4,064,829        1,269,174        9,799,283        3,177,444
                                                                 ---------------  ---------------  ---------------  ---------------
  Net increase (decrease) in net assets from operations .......        4,397,143       (2,875,873)       8,625,240       (1,496,726)
                                                                 ---------------  ---------------  ---------------  ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A ...................................................               --               --         (212,471)              --
    Class B ...................................................               --               --             (404)              --
  Net realized gains
    Class A ...................................................               --               --               --               --
    Class B ...................................................               --               --               --               --
                                                                 ---------------  ---------------  ---------------  ---------------
    Total distributions .......................................               --               --         (212,875)              --
                                                                 ---------------  ---------------  ---------------  ---------------

CAPITAL STOCK TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................        5,641,381        5,436,877        1,435,692        2,504,106
    Issued to shareholders in reinvestment of distributions ...               --               --          206,495               --
    Shares redeemed ...........................................       (1,789,330)      (9,428,205)        (911,371)      (1,390,593)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) from capital stock transactions ...        3,852,051       (3,991,328)         730,816        1,113,513
                                                                 ---------------  ---------------  ---------------  ---------------
  CLASS B SHARES
    Shares sold ...............................................        3,219,398        2,390,062          897,473        1,157,084
    Issued to shareholders in reinvestment of distributions ...               --               --              393               --
    Shares redeemed ...........................................       (1,133,912)      (1,723,089)        (893,887)      (1,066,479)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) from capital stock transactions ...        2,085,486          666,973            3,979           90,605
                                                                 ---------------  ---------------  ---------------  ---------------
Total increase (decrease) in net assets .......................       10,334,680       (6,200,228)       9,147,160         (292,608)
                                                                 ---------------  ---------------  ---------------  ---------------

NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ................  $    24,300,185  $    13,965,505  $    39,470,149  $    30,322,989
                                                                 ===============  ===============  ===============  ===============

(A) Undistributed (distribution in excess of) net
     investment income ........................................  $            --  $            --  $       339,139  $       211,895
                                                                 ---------------  ---------------  ---------------  ---------------

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
  CLASS A SHARES
    Shares sold ...............................................        1,437,061        1,455,729          189,540          327,893
    Issued to shareholders in reinvestment of distributions ...               --               --           29,122               --
    Shares redeemed ...........................................         (482,877)      (2,295,593)        (122,562)        (185,165)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in shares outstanding .............          954,184         (839,864)          96,100          142,728
                                                                 ---------------  ---------------  ---------------  ---------------
  CLASS B SHARES
    Shares sold ...............................................          845,667          592,071          119,456          148,932
    Issued to shareholders in reinvestment of distributions ...               --               --               56               --
    Shares redeemed ...........................................         (323,851)        (460,827)        (125,194)        (142,873)
                                                                 ---------------  ---------------  ---------------  ---------------
    Net increase (decrease) in shares outstanding .............          521,816          131,244           (5,682)           6,059
                                                                 ---------------  ---------------  ---------------  ---------------

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

58 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CASH RESERVES FUND
                                                              ---------------------------------------------------------------
                                                              YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                              10/31/2003    10/31/2002   10/31/2001   10/31/2000   10/31/1999
                                                              ----------    ----------   ----------   ----------   ----------
CLASS A

NET ASSET VALUE, Beginning of Period .....................    $     1.00    $     1.00   $    1.00    $     1.00   $     1.00
                                                              ----------    ----------   ----------   ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............................          0.00*         0.01         0.04         0.06         0.05
                                                              ----------    ----------   ----------   ----------   ----------
         Total from investment operations ................            --          0.01         0.04         0.06         0.05
                                                              ----------    ----------   ----------   ----------   ----------
  LESS DISTRIBUTIONS:
     Distributions from net investment income ............         (0.00)*       (0.01)       (0.04)       (0.06)       (0.05)
                                                              ----------    ----------   ----------   ----------   ----------
         Total distributions .............................            --         (0.01)       (0.04)       (0.06)       (0.05)
                                                              ----------    ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value ...............            --            --           --           --           --
                                                              ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, End of Period ...........................    $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
                                                              ==========    ==========   ==========   ==========   ==========
TOTAL RETURN+ ............................................          0.75%         1.57%        4.50%        5.77%        4.60%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .....................    $   14,236    $   16,487   $   11,508   $    5,104   $    4,481
Ratios of expenses to average net assets
  Before reimbursement of expenses by Advisor ............          0.87%         0.99%        1.25%        2.07%        2.63%
  After reimbursement of expenses by Advisor .............          0.55%         0.55%        0.55%        0.55%        0.55%
Ratios of net investment income to average net assets:
  After reimbursement of expenses by Advisor .............          0.75%         1.46%        3.96%        5.61%        4.41%

CLASS B

NET ASSET VALUE, Beginning of Period .....................    $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
                                                              ----------    ----------   ----------   ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............................          0.00*         0.01         0.04         0.05         0.04
                                                              ----------    ----------   ----------   ----------   ----------
         Total from investment operations ................            --          0.01         0.04         0.05         0.04
                                                              ----------    ----------   ----------   ----------   ----------
  LESS DISTRIBUTIONS:
     Distributions from net investment income ............         (0.00)*       (0.01)       (0.04)       (0.05)       (0.04)
                                                              ----------    ----------   ----------   ----------   ----------
         Total distributions .............................            --         (0.01)       (0.04)       (0.05)       (0.04)
                                                              ----------    ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value ...............            --            --           --           --           --
                                                              ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, End of Period ...........................    $     1.00    $     1.00   $     1.00   $     1.00   $     1.00
                                                              ==========    ==========   ==========   ==========   ==========

TOTAL RETURN+ ............................................          0.08%         0.81%        3.72%        4.97%        3.81%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .....................    $   12,071    $   17,636   $    9,571   $    2,865   $    3,501
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ............          1.62%         1.74%        2.00%        2.82%        3.38%
  After reimbursement of expenses by Advisor .............          1.23%(d)      1.30%        1.30%        1.30%        1.30%
Ratios of net investment income to average net assets:
  After reimbursement of expenses by Advisor .............          0.08%         0.71%        3.21%        4.86%        3.92%

----------------------------------------------------
*   Amounts represent less than $0.005 per share.

+   Total return without applicable sales charge.

(d) Amount includes fees waived by distributor (Note 3).

                See accompanying Notes to Financial Statements.


[MEMBERS MUTUAL FUNDS LOGO]
                                                  ANNUAL REPORT OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
EACH PERIOD                                                                   59

                                                                                      BOND FUND
                                                              ---------------------------------------------------------------
                                                              YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED  YEAR ENDED
                                                              10/31/2003    10/31/2002   10/31/2001    10/31/2000  10/31/1999
                                                              ----------    ----------   ----------    ----------  ----------
CLASS A

NET ASSET VALUE, Beginning of Period .....................    $    10.17    $  10.23     $     9.57   $     9.74   $    10.14
                                                              ----------    --------     ----------    ---------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............................          0.40        0.47           0.55         0.63         0.51
     Net realized and unrealized gain (loss)on investments         (0.05)      (0.06)(c)       0.67        (0.17)       (0.35)
                                                              ----------    --------     ----------   ----------   ----------
         Total from investment operations ................          0.35        0.41           1.22         0.46         0.16
                                                              ----------    --------     ----------   ----------   ----------
  LESS DISTRIBUTIONS:
     Distributions from net investment income ............         (0.40)      (0.47)         (0.56)       (0.63)       (0.51)
     Distributions from capital gains ....................            --          --             --           --        (0.05)
                                                              ----------    --------     ----------   ----------   ----------
         Total distributions .............................         (0.40)      (0.47)         (0.56)       (0.63)       (0.56)
                                                              ----------    --------     ----------   ----------   ----------
Net increase (decrease) in net asset value ...............         (0.05)      (0.06)          0.66        (0.17)       (0.40)
                                                              ----------    --------     ----------   ----------   ----------
NET ASSET VALUE, End of Period ...........................    $    10.12    $  10.17     $    10.23   $     9.57   $     9.74
                                                              ==========    ========     ==========   ==========   ==========
TOTAL RETURN+ ............................................          3.51%       4.21%         13.07%        4.89%        1.60%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .....................    $   78,165    $ 63,069     $   28,813   $   13,279   $    7,991
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ............          1.10%       1.17%          1.28%        1.66%        2.02%
  After reimbursement of expenses by Advisor .............          0.90%       0.90%          0.90%        0.90%        0.90%
Ratios of net investment income to average net assets:
  After reimbursement of expenses by Advisor .............          3.94%       4.62%          5.53%        6.52%        5.18%
Portfolio Turnover .......................................            75%         90%           109%         366%         725%

CLASS B

NET ASSET VALUE, Beginning of Period .....................    $    10.18    $  10.24     $     9.58   $     9.75   $    10.14
                                                              ----------    --------     ----------   ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............................          0.33        0.39           0.48         0.55         0.44
     Net realized and unrealized gain (loss)on investments         (0.06)      (0.05)(c)       0.66        (0.17)       (0.35)
                                                              ----------    --------     ----------   ----------   ----------
         Total from investment operations ................          0.27        0.34           1.14         0.38         0.09
                                                              ----------    --------     ----------   ----------   ----------
  LESS DISTRIBUTIONS:
     Distributions from net investment income ............         (0.33)      (0.40)         (0.48)       (0.55)       (0.44)
     Distributions from capital gains ....................            --          --             --           --        (0.04)
                                                              ----------    --------     ----------   ----------   ----------
          Total distributions ............................         (0.33)      (0.40)         (0.48)       (0.55)       (0.48)
                                                              ----------    --------     ----------   ----------   ----------
Net increase (decrease) in net asset value ...............         (0.06)      (0.06)          0.66        (0.17)       (0.39)
                                                              ----------    --------     ----------   ----------   ----------
NET ASSET VALUE, End of Period ...........................    $    10.12    $  10.18     $    10.24   $     9.58   $     9.75
                                                              ==========    ========     ==========   ==========   ==========
TOTAL RETURN+ ............................................          2.64%       3.44%         12.23%        4.10%        0.94%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .....................    $   64,529    $ 60,517     $   31,119   $   10,982   $    7,508
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ............          1.85%       1.92%          2.03%        2.41%        2.77%
  After reimbursement of expenses by Advisor .............          1.65%       1.65%          1.65%        1.65%        1.65%
Ratios of net investment income to average net assets:....
  After reimbursement of expenses by Advisor .............          3.19%       3.87%          4.78%        5.77%        4.58%
Portfolio Turnover .......................................            75%         90%           109%         366%         725%

-----------------------------------------------
+   Total return without applicable sales charge.

(c) The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

                See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

60 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                   HIGH INCOME FUND
                                                              ---------------------------------------------------------------
                                                              YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                              10/31/2003    10/31/2002   10/31/2001   10/31/2000   10/31/1999
                                                              ----------    ----------   ----------   ----------   ----------
CLASS A

NET ASSET VALUE, Beginning of Period .....................    $     6.57    $     7.13   $     8.02   $     8.88   $     8.85
                                                              ----------    ----------   ----------   ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...............................          0.54          0.58         0.74         0.81         0.80
     Net realized and unrealized gain (loss)on investments          0.80         (0.55)       (0.88)       (0.86)        0.06
                                                              ----------    ----------   ----------   ----------   ----------
          Total from investment operations ...............          1.34          0.03        (0.14)       (0.05)        0.86
                                                              ----------    ----------   ----------   ----------   ----------
  LESS DISTRIBUTIONS:
      Distributions from net investment income ...........         (0.55)        (0.59)       (0.75)       (0.81)       (0.80)
      Distributions from capital gains ...................            --            --           --           --        (0.03)
                                                              ----------    ----------   ----------   ----------   ----------
          Total distributions ............................         (0.55)        (0.59)       (0.75)       (0.81)       (0.83)
                                                              ----------    ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value ...............          0.79         (0.56)       (0.89)       (0.86)        0.03
                                                              ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, End of Period ...........................    $     7.36    $     6.57   $     7.13   $     8.02   $     8.88
                                                              ==========    ==========   ==========   ==========   ==========
TOTAL RETURN+ ............................................         21.09%         0.33%       (1.94)%      (0.81)%       9.69%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .....................    $   33,024    $   18,055   $   10,939   $    8,394   $    7,879
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ............          1.38%         1.59%        1.68%        1.62%        1.97%
  After reimbursement of expenses by Advisor .............          1.00%         1.00%        1.00%        1.00%        1.00%
Ratios of net investment income to average net assets:
  After reimbursement of expenses by Advisor .............          7.73%         8.55%        9.75%        9.40%        8.72%
Portfolio Turnover .......................................            58%           47%          38%          41%          48%

CLASS B

NET ASSET VALUE, Beginning of Period .....................    $     6.59    $     7.14   $     8.04   $     8.90   $     8.85
                                                              ----------    ----------   ----------   ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
      Net investment income ..............................          0.49          0.54         0.69         0.75         0.74
      Net realized and unrealized gain (loss)on investments         0.78         (0.55)       (0.89)       (0.86)        0.06
                                                              ----------    ----------   ----------   ----------   ----------
          Total from investment operations ...............          1.27         (0.01)       (0.20)       (0.11)        0.80
                                                              ----------    ----------   ----------   ----------   ----------
  LESS DISTRIBUTIONS:
      Distributions from net investment income ...........         (0.49)        (0.54)       (0.70)       (0.75)       (0.74)
      Distributions from capital gains ...................            --            --           --           --        (0.01)
                                                              ----------    ----------   ----------   ----------   ----------
          Total distributions ............................         (0.49)        (0.54)       (0.70)       (0.75)       (0.75)
                                                              ----------    ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value ...............          0.78         (0.55)       (0.90)       (0.86)        0.05
                                                              ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, End of Period ...........................    $     7.37    $     6.59   $     7.14   $     8.04   $     8.90
                                                              ==========    ==========   ==========   ==========   ==========
TOTAL RETURN+ ............................................         19.96%        (0.27)%      (2.77)%      (1.54)%       9.02%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .....................    $   21,992    $   15,561   $   15,063   $   12,271   $    9,399
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ............          2.13%         2.34%        2.43%        2.37%        2.72%
  After reimbursement of expenses by Advisor .............          1.75%         1.75%        1.75%        1.75%        1.75%
Ratios of net investment income to average net assets:
  After reimbursement of expenses by Advisor .............          6.98%         7.80%        9.00%        8.65%        8.13%
Portfolio Turnover .......................................            58%           47%          38%          41%          48%

-------------------------------------------------
+ Total return without applicable sales charge.

                See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
EACH PERIOD                                                                   61

                                                                                       BALANCED FUND
                                                              ---------------------------------------------------------------
                                                              YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                              10/31/2003    10/31/2002   10/31/2001   10/31/2000   10/31/1999
                                                              ----------    ----------   ----------   ----------   ----------
CLASS A

NET ASSET VALUE, Beginning of Period .....................    $    10.16    $    11.28   $    12.65   $    12.05   $    10.68
                                                              ----------    ----------   ----------   ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ................................          0.25          0.28         0.30         0.34         0.27
    Net realized and unrealized gain (loss)on investments           1.02         (1.12)       (1.37)        0.69         1.38
                                                              ----------    ----------   ----------   ----------   ----------
        Total from investment operations .................          1.27         (0.84)       (1.07)        1.03         1.65
                                                              ----------    ----------   ----------   ----------   ----------
  LESS DISTRIBUTIONS:
    Distributions from net investment income .............         (0.25)        (0.28)       (0.30)       (0.35)       (0.27)
    Distributions from capital gains .....................            --         (0.00)*         --        (0.08)       (0.01)
                                                              ----------    ----------   ----------   ----------   ----------
        Total distributions ..............................         (0.25)        (0.28)       (0.30)       (0.43)       (0.28)
                                                              ----------    ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value ...............          1.02         (1.12)       (1.37)        0.60         1.37
                                                              ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, End of Period ...........................    $    11.18    $    10.16   $    11.28   $    12.65   $    12.05
                                                              ==========    ==========   ==========   ==========   ==========
TOTAL RETURN+ ............................................         12.72%        (7.59)%      (8.54)%       8.67%       15.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .....................    $   83,606    $   70,389   $   61,836   $   27,088   $   15,297
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ............          1.32%         1.30%        1.35%        1.28%        1.47%
  After reimbursement of expenses by Advisor .............          1.10%         1.10%        1.10%        1.10%        1.10%
Ratios of net investment income to average net assets:
  After reimbursement of expenses by Advisor .............          2.38%         2.56%        2.55%        2.83%        2.36%
Portfolio Turnover .......................................            35%           48%          57%         187%         349%

CLASS B

NET ASSET VALUE, Beginning of Period .....................    $    10.17    $    11.29   $    12.66   $    12.05   $    10.68
                                                              ----------    ----------   ----------   ----------   ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ................................          0.17          0.20         0.21         0.25         0.18
    Net realized and unrealized gain (loss)on investments           1.02         (1.12)       (1.37)        0.69         1.38
                                                              ----------    ----------   ----------   ----------   ----------
        Total from investment operations .................          1.19         (0.92)       (1.16)        0.94         1.56
                                                              ----------    ----------   ----------   ----------   ----------
  LESS DISTRIBUTIONS:
    Distributions from net investment income .............         (0.17)        (0.20)       (0.21)       (0.25)       (0.18)
    Distributions from capital gains .....................            --         (0.00)*         --        (0.08)       (0.01)
                                                              ----------    ----------   ----------   ----------   ----------
        Total distributions ..............................         (0.17)        (0.20)       (0.21)       (0.33)       (0.19)
                                                              ----------    ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value ...............          1.02         (1.12)       (1.37)        0.61         1.37
                                                              ----------    ----------   ----------   ----------   ----------
NET ASSET VALUE, End of Period ...........................    $    11.19    $    10.17   $    11.29   $    12.66   $    12.05
                                                              ==========    ==========   ==========   ==========   ==========
TOTAL RETURN+ ............................................         11.87%        (8.27)%      (9.22)%       7.93%       14.72%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .....................    $  100,787    $   90,903   $   92,054   $   63,669   $   31,263
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ............          2.07%         2.05%        2.10%        2.03%        2.22%
  After reimbursement of expenses by Advisor. ............          1.85%         1.85%        1.85%        1.85%        1.85%
Ratios of net investment income to average net assets:....
  After reimbursement of expenses by Advisor .............          1.63%         1.81%        1.80%        2.08%        1.62%
Portfolio Turnover .......................................            35%           48%          57%         187%         349%

----------------------------------------------
*   Amount represents less than $0.005 per share.

+   Total return without applicable sales charge.

                 See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

62 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  GROWTH AND INCOME FUND
                                                               ---------------------------------------------------------------------
                                                               YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED      YEAR ENDED
                                                               10/31/2003    10/31/2002     10/31/2001    10/31/2000      10/31/1999
                                                               ----------    ----------     ----------    ----------      ----------
CLASS A

NET ASSET VALUE, Beginning of Period ........................  $     9.37    $    11.14     $    14.06    $    13.21      $  10.88
                                                               ----------    ----------     ----------    ----------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...................................        0.12          0.10(b)        0.06          0.07(b)       0.09
    Net realized and unrealized gain (loss)on investments            1.64         (1.82)         (2.92)         0.84          2.33
                                                               ----------    ----------     ----------    ----------      --------
      Total from investment operations ......................        1.76         (1.72)         (2.86)         0.91          2.42
                                                               ----------    ----------     ----------    ----------      --------
  LESS DISTRIBUTIONS:
    Distributions from net investment income ................       (0.08)        (0.05)         (0.06)        (0.04)        (0.09)
    Distributions from capital gains ........................          --            --             --         (0.02)           --
                                                               ----------    ----------     ----------    ----------      --------
      Total distributions ...................................       (0.08)        (0.05)         (0.06)        (0.06)        (0.09)
                                                               ----------    ----------     ----------    ----------      --------
Net increase (decrease) in net asset value ..................        1.68         (1.77)         (2.92)         0.85          2.33
                                                               ----------    ----------     ----------    ----------      --------
NET ASSET VALUE, End of Period ..............................  $    11.05    $     9.37     $    11.14    $    14.06      $  13.21
                                                               ==========    ==========     ==========    ==========      ========
TOTAL RETURN+ ...............................................       18.95%       (15.51)%       (20.42)%        6.90%        22.33%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ........................  $   68,406    $   53,896     $   55,966    $   46,994      $ 25,646
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...............        1.35%         1.30%          1.29%         1.07%         1.25%
  After reimbursement of expenses by Advisor ................        1.00%         1.00%          1.00%         1.00%         1.00%
Ratios of net investment income to average net assets:
  After reimbursement of expenses by Advisor ................        1.29%         0.91%          0.60%         0.54%         0.60%
Portfolio Turnover ..........................................          20%           18%            24%           14%           19%

CLASS B

NET ASSET VALUE, Beginning of Period ........................  $     9.24    $    11.02     $    13.96    $    13.18      $  10.88
                                                               ----------    ----------     ----------    ----------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss) ............................        0.05          0.02(b)       (0.02)        (0.03)(b)     (0.01)
    Net realized and unrealized gain (loss)on investments....        1.60         (1.79)         (2.92)         0.84          2.33
                                                               ----------    ----------     ----------    ----------      --------
      Total from investment operations ......................        1.65         (1.77)         (2.94)         0.81          2.32
                                                               ----------    ----------     ----------    ----------      --------
  LESS DISTRIBUTIONS:
    Distributions from net investment income ................       (0.02)        (0.01)            --         (0.01)           --
    Distributions from capital gains ........................          --            --             --         (0.02)        (0.02)
                                                               ----------    ----------     ----------    ----------      --------
      Total distributions ...................................       (0.02)        (0.01)            --         (0.03)        (0.02)
                                                               ----------    ----------     ----------    ----------      --------
Net increase (decrease) in net asset value ..................        1.63         (1.78)         (2.94)         0.78          2.30
                                                               ----------    ----------     ----------    ----------      --------
NET ASSET VALUE, End of Period ..............................  $    10.87    $     9.24     $    11.02    $    13.96      $  13.18
                                                               ==========    ==========     ==========    ==========      ========
TOTAL RETURN+ ...............................................       17.93%       (16.09)%       (21.06)%        6.13%        21.32%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ........................  $   79,765    $   72,329     $   97,081    $  106,762      $ 55,856
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...............        2.10%         2.05%          2.04%         1.82%         2.00%
  After reimbursement of expenses by Advisor ................        1.75%         1.75%          1.75%         1.75%         1.75%
Ratios of net investment income (loss) to average net assets:
  After reimbursement of expenses by Advisor ................        0.54%         0.16%         (0.15)%       (0.21)%       (0.15)%
Portfolio Turnover ..........................................          20%           18%            24%           14%           19%

-------------------------------------------------------
(b)  Calculated based on average shares outstanding.

+    Total return without applicable sales charge.

                See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
EACH PERIOD                                                                   63

                                                                                    CAPITAL APPRECIATION FUND
                                                                --------------------------------------------------------------
                                                                YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                10/31/2003   10/31/2002   10/31/2001   10/31/2000   10/31/1999
                                                                ----------   ----------   ----------   ----------   ----------
CLASS A

NET ASSET VALUE, Beginning of Period ........................   $     9.63   $  12.81     $  16.44     $  13.70     $    11.04
                                                                ----------   --------     --------     --------     ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss .....................................        (0.00)*    (0.02)(b)    (0.04)(b)    (0.03)(b)      (0.00)*
    Net realized and unrealized gain (loss)on investments             2.25      (3.11)        3.59)        2.78           2.68
                                                                ----------   --------     --------     --------     ----------
        Total from investment operations ....................         2.25      (3.13)       (3.63)        2.75           2.68
                                                                ----------   --------     --------     --------     ----------
  LESS DISTRIBUTIONS:
    Distributions from net investment income ................           --         --           --           --             --
    Distributions from capital gains ........................           --      (0.05)          --        (0.01)         (0.02)
                                                                ----------   --------     --------     --------     ----------
        Total distributions .................................           --      (0.05)          --        (0.01)         (0.02)
                                                                ----------   --------     --------     --------     ----------
Net increase (decrease) in net asset value ..................         2.25      (3.18)       (3.63)        2.74           2.66
                                                                ----------   --------     --------     --------     ----------
NET ASSET VALUE, End of Period ..............................   $    11.88   $   9.63     $  12.81     $  16.44     $    13.70
                                                                ==========   ========     ========     ========     ==========
TOTAL RETURN+ ...............................................        23.36%    (24.54)%     (22.08)%      20.12%         24.29%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ........................   $   71,733   $ 55,865     $ 59,801     $ 35,889     $   13,262
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...............         1.64%      1.58%        1.58%        1.37%          1.71%
  After reimbursement of expenses by Advisor ................         1.20%      1.20%        1.20%        1.20%          1.20%
Ratios of net investment income (loss) to average net assets:
  After reimbursement of expenses by Advisor ................         0.05%     (0.16)%      (0.30)%      (0.27)%        (0.05)%
Portfolio Turnover ..........................................           25%        25%          30%          18%            68%

CLASS B

NET ASSET VALUE, Beginning of Period ........................   $     9.31   $  12.48     $  16.13     $  13.54     $    10.98
                                                                ----------   --------     --------     --------     ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss .....................................        (0.08)     (0.11)(b)    (0.15)(b)    (0.15)(b)      (0.12)
    Net realized and unrealized gain (loss)on investments             2.17      (3.01)       (3.50)        2.75           2.68
                                                                ----------   --------     --------     --------     ----------
        Total from investment operations ....................         2.09      (3.12)       (3.65)        2.60           2.56
                                                                ----------   --------     --------     --------     ----------
  LESS DISTRIBUTIONS:
    Distributions from net investment income ................           --         --           --           --             --
    Distributions from capital gains ........................           --      (0.05)          --        (0.01)            --
                                                                ----------   --------     --------     --------     ----------
        Total distributions .................................           --      (0.05)          --        (0.01)            --
                                                                ----------   --------     --------     --------     ----------
Net increase (decrease) in net asset value ..................         2.09      (3.17)       (3.65)        2.59           2.56
                                                                ----------   --------     --------     --------     ----------
NET ASSET VALUE, End of Period ..............................   $    11.40   $   9.31     $  12.48     $  16.13     $    13.54
                                                                ==========   ========     ========     ========     ==========
TOTAL RETURN+ ...............................................        22.45%    (25.12)%     (22.63)%      19.25%         23.32%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ........................   $   62,832   $ 54,600     $ 72,667     $ 57,082     $   23,563
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...............         2.39%      2.33%        2.33%        2.12%          2.46%
  After reimbursement of expenses by Advisor ................         1.95%      1.95%        1.95%        1.95%          1.95%
Ratios of net investment loss to average net assets: ........
  After reimbursement of expenses by Advisor ................        (0.70)%    (0.91)%      (1.05)%      (1.02)%        (1.03)%
Portfolio Turnover ..........................................           25%        25%          30%          18%            68%

-----------------------------------------------------
*   Amount represents less than $0.005 per share.

(b) Calculated based on average shares outstanding.

+   Total return without applicable sales charge.

                See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

64 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                      MID-CAP FUND
                                                                 ---------------------------------------------------
                                                                 YEAR ENDED           YEAR ENDED       INCEPTION(a)
                                                                 10/31/2003           10/31/2002       TO 10/31/2001
                                                                 ----------           ----------       -------------
CLASS A

NET ASSET VALUE, Beginning Period ............................   $     8.64           $       9.48     $    10.00
                                                                 ----------           ------------     ----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ...................................         0.01                   0.02(b)        0.00(b)*
     Net realized and unrealized gain (loss) on investments ..         2.47                  (0.85)         (0.52)
                                                                 ----------           ------------     ----------
          Total from investment operations ...................         2.48                  (0.83)         (0.52)
                                                                 ----------           ------------     ----------
  LESS DISTRIBUTIONS:
      Distributions from net investment income ...............           --                  (0.01)            --
      Distributions from capital gains .......................           --                  (0.00)*           --
                                                                 ----------           ------------     ----------
          Total distributions ................................           --                  (0.01)            --
                                                                 ----------           ------------     ----------
Net increase (decrease) in net asset value ...................         2.48                  (0.84)         (0.52)
                                                                 ----------           ------------     ----------
NET ASSET VALUE, End of Period ...............................   $    11.12           $       8.64     $     9.48
                                                                 ==========           ============     ==========
TOTAL RETURN+ ................................................        28.70%                 (8.79)%        (5.20)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .........................   $   31,591           $     22,650     $   15,345
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ................         1.92%                  1.97%          2.29%(2)
  After reimbursement of expenses by Advisor .................         1.40%                  1.40%          1.40%(2)
Ratios of net investment income (loss) to average net assets:
  After reimbursement of expenses by Advisor .................         0.17%                  0.18%          0.03%(2)
Portfolio Turnover ...........................................           25%                    31%            30%

CLASS B

NET ASSET VALUE, Beginning Period ............................   $     8.54           $       9.43     $    10.00
                                                                 ----------           ------------     ----------
  INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss ....................................        (0.05)                 (0.06)(b)      (0.05)(b)
      Net realized and unrealized gain (loss) on investments..         2.42                  (0.83)         (0.52)
                                                                 ----------           ------------     ----------
         Total from investment operations ....................         2.37                  (0.89)         (0.57)
                                                                 ----------           ------------     ----------
  LESS DISTRIBUTIONS:
      Distributions from net investment income ...............           --                     --             --
      Distributions from capital gains .......................           --                  (0.00)*           --
                                                                 ----------           ------------     ----------
         Total distributions .................................           --                     --             --
                                                                 ----------           ------------     ----------
Net increase (decrease) in net asset value ...................         2.37                  (0.89)         (0.57)
                                                                 ----------           ------------     ----------
NET ASSET VALUE, End of Period ...............................   $    10.91           $       8.54     $     9.43
                                                                 ==========           ============     ==========
TOTAL RETURN+ ................................................        27.75%                 (9.43)%        (5.70)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) .........................   $   16,721           $     11,765     $    6,192
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ................         2.67%                  2.72%          3.04%(2)
  After reimbursement of expenses by Advisor .................         2.15%                  2.15%          2.15%(2)
Ratios of net investment loss to average net assets:
  After reimbursement of expenses by Advisor .................        (0.58)%                (0.57)%        (0.72)%(2)
Portfolio Turnover ...........................................           25%                    31%            30%

--------------------------------------------------------
(a)   Fund commenced investment operations on February 28, 2001.

(b)   Calculated based on average shares outstanding.

*     Amount represents less than $0.005 per share.

+     Total return without applicable sales charge.

(1)   Not annualized.

(2)   Annualized.

                See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
EACH PERIOD                                                                   65

                                                                                     MULTI-CAP GROWTH FUND
                                                                 --------------------------------------------------------------
                                                                 YEAR ENDED      YEAR ENDED       YEAR ENDED      INCEPTION(A)
                                                                 10/31/2003      10/31/2002       10/31/2001      TO 10/31/2000
                                                                 ----------      ----------       ----------      -------------
CLASS A

NET ASSET VALUE, Beginning of Period ..........................  $     3.49      $     4.27       $     7.87      $     10.00
                                                                 ----------      ----------       ----------      -----------
  INCOME FROM INVESTMENT OPERATIONS:
     Net investment loss ......................................       (0.03)          (0.02)(b)        (0.02)           (0.02)(b)
     Net realized and unrealized gain (loss) on investments ...        1.00           (0.76)           (3.58)           (2.11)
                                                                 ----------      ----------       ----------      -----------
          Total from investment operations ....................        0.97           (0.78)           (3.60)           (2.13)
                                                                 ----------      ----------       ----------      -----------
Net increase (decrease) in net asset value ....................        0.97           (0.78)           (3.60)           (2.13)
                                                                 ----------      ----------       ----------      -----------
NET ASSET VALUE, End of Period ................................  $     4.46      $     3.49       $     4.27      $      7.87
                                                                 ==========      ==========       ==========      ===========
TOTAL RETURN+ .................................................       27.79%         (18.27)%         (45.74)%         (21.30)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ..........................  $   14,366      $    7,915       $   13,263      $    20,731
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor .................        2.40%           2.60%            2.36%            1.75%(2)
  After reimbursement of expenses by Advisor ..................        1.20%           1.20%            1.20%            1.20%(2)
Ratios of net investment loss to average net assets:
  After reimbursement of expenses by Advisor ..................       (0.42)%         (0.55)%          (0.46)%          (0.42)%(2)
Portfolio Turnover ............................................         123%            214%             230%             151%

CLASS B

NET ASSET VALUE, Beginning of Period ..........................  $     3.42      $     4.22       $     7.83      $     10.00
                                                                 ----------      ----------       ----------      -----------
  INCOME FROM INVESTMENT OPERATIONS:
      Net investment loss .....................................       (0.02)          (0.05)(b)        (0.07)           (0.06)(b)
      Net realized and unrealized gain (loss) on investments ..        0.94           (0.75)           (3.54)           (2.11)
                                                                 ----------      ----------       ----------      -----------
           Total from investment operations ...................        0.92           (0.80)           (3.61)           (2.17)
                                                                 ----------      ----------       ----------      -----------
Net increase (decrease) in net asset value ....................        0.92           (0.80)           (3.61)           (2.17)
                                                                 ----------      ----------       ----------      -----------
NET ASSET VALUE, End of Period ................................  $     4.34      $     3.42       $     4.22      $      7.83
                                                                 ==========      ==========       ==========      ===========
TOTAL RETURN+ .................................................       26.90%         (18.96)%         (46.10)%         (21.70)%(1)

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ..........................  $    9,935      $    6,050       $    6,902      $     8,666
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor .................        3.15%           3.35%            3.11%            2.50%(2)
  After reimbursement of expenses by Advisor ..................        1.95%           1.95%            1.95%            1.95%(2)
Ratios of net investment loss to average net assets: ..........
  After reimbursement of expenses by Advisor ..................       (1.17)%         (1.30)%          (1.21)%          (1.17)%(2)
Portfolio Turnover ............................................         123%            214%             230%             151%

-------------------------------------------
(a)  Fund commenced investment operations on February 29, 2000.

(b)  Calculated based on average shares outstanding.

+    Total return without applicable sales charge.

(1)  Not annualized.

(2)  Annualized.

                See accompanying Notes to Financial Statements.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

66 FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  INTERNATIONAL STOCK FUND
                                                            -------------------------------------------------------------------
                                                            YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                            10/31/2003    10/31/2002    10/31/2001     10/31/2000    10/31/1999
                                                            ----------    ----------    ----------     ----------    ----------
CLASS A

NET ASSET VALUE, Beginning of Period ....................   $     7.00    $     7.31    $     9.55     $    11.45    $    10.34
                                                            ----------    ----------    ----------     ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income ...............................         0.10          0.07(b)       0.04           0.04(b)       0.14
    Net realized and unrealized gain (loss)on investments         1.88         (0.38)        (2.21)         (0.98)         1.56
                                                            ----------    ----------    ----------     ----------    ----------
       Total from investment operations .................         1.98         (0.31)        (2.17)         (0.94)         1.70
                                                            ----------    ----------    ----------     ----------    ----------
  LESS DISTRIBUTIONS:
    Distributions from net investment income ............        (0.06)           --         (0.07)         (0.14)        (0.14)
    Distributions from capital gains ....................           --            --            --          (0.82)        (0.45)
                                                            ----------    ----------    ----------     ----------    ----------
       Total distributions ..............................        (0.06)           --         (0.07)         (0.96)        (0.59)
                                                            ----------    ----------    ----------     ----------    ----------
Net increase (decrease) in net asset value ..............         1.92         (0.31)        (2.24)         (1.90)         1.11
                                                            ----------    ----------    ----------     ----------    ----------
NET ASSET VALUE, End of Period ..........................   $     8.92    $     7.00    $     7.31     $     9.55    $    11.45
                                                            ==========    ==========    ==========     ==========    ==========
TOTAL RETURN+ ...........................................        28.46%        (4.24)%      (22.88)%        (9.29)%       17.00%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ....................   $   33,664    $   25,732    $   25,829     $   32,071    $   33,214
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...........         2.11%         2.29%         2.14%          2.06%         2.18%
  After reimbursement of expenses by Advisor ............         1.60%         1.60%         1.60%          1.60%         1.60%
Ratios of net investment income to average net assets:
  After reimbursement of expenses by Advisor ............         1.30%         0.69%         0.45%          0.43%         1.30%
Portfolio Turnover ......................................           34%           47%           86%           117%           57%

CLASS B

NET ASSET VALUE, Beginning of Period ....................   $     6.89    $     7.25    $     9.48     $    11.38    $    10.28
                                                            ----------    ----------    ----------     ----------    ----------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss) ........................         0.04          0.02(b)      (0.02)         (0.03)(b)      0.05
    Net realized and unrealized gain (loss)on investments         1.85         (0.38)        (2.20)         (0.98)         1.56
                                                            ----------    ----------    ----------     ----------    ----------
       Total from investment operations .................         1.89         (0.36)        (2.22)         (1.01)         1.61
                                                            ----------    ----------    ----------     ----------    ----------
  LESS DISTRIBUTIONS:
    Distributions from net investment income ............        (0.00)*          --         (0.01)         (0.07)        (0.05)
    Distributions from capital gains ....................           --            --            --          (0.82)        (0.46)
                                                            ----------    ----------    ----------     ----------    ----------
       Total distributions ..............................           --            --         (0.01)         (0.89)        (0.51)
                                                            ----------    ----------    ----------     ----------    ----------
Net increase (decrease) in net asset value ..............         1.89         (0.36)        (2.23)         (1.90)         1.10
                                                            ----------    ----------    ----------     ----------    ----------
NET ASSET VALUE, End of Period ..........................   $     8.78    $     6.89    $     7.25     $     9.48    $    11.38
                                                            ==========    ==========    ==========     ==========    ==========
TOTAL RETURN+ ...........................................        27.44%        (4.97)%      (23.48)%        (9.92)%       16.09%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, End of Period (in 000's) ....................   $    5,806    $    4,591    $    4,787     $    5,497    $    3,326
Ratios of expenses to average net assets:
  Before reimbursement of expenses by Advisor ...........         2.86%         3.04%         2.89%          2.81%         2.93%
  After reimbursement of expenses by Advisor ............         2.35%         2.35%         2.35%          2.35%         2.35%
Ratios of net investment income (loss) to average net
  assets:
  After reimbursement of expenses by Advisor ............         0.55%        (0.06)%       (0.30)%        (0.32)%        0.63%
Portfolio Turnover ......................................           34%           47%           86%           117%           57%

---------------------------------------
(b)  Calculated based on average shares outstanding.

+    Total return without applicable sales charge.

*    Amount represents less than $0.005 per share.

                See accompanying Notes to Financial Statements.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                          NOTES TO FINANCIAL STATEMENTS                       67

1. ORGANIZATION

MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers nine Funds (individually, a "Fund," collectively, the "Funds"), each with two classes of shares: Class A and Class B. The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest of the Trust without par value. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to Rule 12b-1 as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and International Stock Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Portfolio Valuation: Securities and other investments are valued as follows: (1) equity securities listed on any U.S. or foreign stock exchange are valued at the last quoted sale price or official closing price on the valuation day; if no sale occurs, equities traded on a U.S. or foreign stock exchange are valued at the last sale price on the day of last sale; (2) debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations; (3) options and futures contracts are valued at the last sale price on the market where any such option or futures contracts is principally traded; (4) over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies; (5) forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts; and (6) short-term instruments having maturities of 60 days or less and all securities in the Cash Reserves Fund are valued on an amortized cost basis or, if the current market value differs substantially from the amortized cost, by marking to the market. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Standard Time) Reuters spot rate. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in MEMBERS Capital Advisors' opinion, reflect the current market value are appraised at their fair values as determined in good faith by and under the general supervision of the Board of Trustees.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income and capital gains to its shareholders. Accordingly, no provisions for federal income taxes are recorded in the accompanying financial statements.

Expenses: Expenses that are directly related to one Fund are charged directly to that Fund. Other operating expenses are prorated to the Funds on the basis of relative net assets.

Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

68                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

         (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

         (2) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The High Income, Mid-Cap, Multi-Cap Growth and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: The High Income, Multi-Cap Growth and International Stock Funds may each purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the Fund's Investment Advisor anticipates that the foreign currency will appreciate or depreciate in value. When entering into forward currency exchange contracts, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily, and the Funds' net assets, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. The Funds realize a gain or a loss at the time the forward currency exchange contracts are closed out or are offset by a matching contract. Realized and unrealized gains and losses are included in the Statements of Operations. At the year ended October 31, 2003, only the High Income Fund had open forward currency exchange contracts, which are presented in the Fund's Portfolio of Investments.

The instruments involve market risk, credit risk, or both, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts: The Funds (other than Cash Reserves) may purchase and sell futures contracts and purchase and write options on futures contracts. The Funds will engage in futures contracts or related options transactions only for bona fide hedging purposes. Upon entering into a futures contract , the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other assets, equal to a certain percentage of the contract (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. When a Fund enters into a futures contract, the Fund segregates in cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Delayed Delivery Securities: Each Fund may purchase securities on a when-issued or delayed delivery basis. "When-issued" refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement, and often more than a month or more after the purchase. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates in cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. For the year ended October 31, 2003, only the Bond Fund entered into such transactions, the market values of which are identified in the Fund's Portfolio of Investments.

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all Funds.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 69

3. ADVISORY,ADMINISTRATION AND DISTRIBUTION AGREEMENTS

The Trust has entered into an Investment Advisory Agreement with MEMBERS Capital Advisors, Inc. (the "Investment Advisor"). For its investment advisory services to the Funds, the Investment Advisor is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.55% for the High Income Fund; 0.65% for the Balanced Fund; 0.55% for the Growth and Income Fund; 0.75% for the Capital Appreciation Fund; 0.95% for the Mid-Cap Fund, 0.75% for the Multi-Cap Growth Fund and 1.05% for the International Stock Fund. The Investment Advisor has entered into Subadvisor agreements for the management of all or a portion of the investments of the High Income Fund, the Mid-Cap Fund, the Multi-Cap Growth Fund, and the International Stock Fund. The Investment Advisor is solely responsible for the payment of all fees to the Subadvisors. The Subadvisors for these Funds are Massachusetts Financial Services Company for the High Income Fund, Wellington Management Company, LLP for a portion of the Mid-Cap Fund and the entire Multi-Cap Growth Fund, and Lazard Asset Management for the International Stock Fund.

The Investment Advisor contractually agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Advisor has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

         FUND            CLASS A   CLASS B             FUND              CLASS A   CLASS B
----------------------   -------   -------   -------------------------   -------   -------
Cash Reserves Fund         0.55%     1.30%   Capital Appreciation Fund     1.20%     1.95%
Bond Fund                  0.90%     1.65%   Mid-Cap Fund                  1.40%     2.15%
High Income Fund           1.00%     1.75%   Multi-Cap Growth Fund         1.20%     1.95%
Balanced Fund              1.10%     1.85%   International Stock Fund      1.60%     2.35%
Growth and Income Fund     1.00%     1.75%

For the year ended October 31, 2003, the Investment Advisor reimbursed expenses of $100,514 for the Cash Reserves Fund, $284,227 for the Bond Fund, $168,808 for the High Income Fund, $363,962 for the Balanced Fund, $460,975 for the Growth and Income Fund, $520,392 for the Capital Appreciation Fund, $205,353 for the Mid-Cap Fund, $204,794 for the Multi-Cap Growth Fund and $166,715 for the International Stock Fund.

Any reimbursements or fee reductions made by the Investment Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its expense cap. Such payments must be made within three years, measured on a fiscal year basis, from when the reimbursement or fee reduction occurred.

                            RECOVERY EXPIRING   RECOVERY EXPIRING   RECOVERY EXPIRING
          FUND              OCTOBER 31, 2004    OCTOBER 31, 2005    OCTOBER 31, 2006
-------------------------   -----------------   -----------------   -----------------
Cash Reserves Fund          $      90,801       $     114,473       $     100,514
Bond Fund                         140,301             234,662             284,227
High Income Fund                  160,158             174,043             168,808
Balanced Fund                     298,079             348,289             363,962
Growth and Income Fund            454,597             473,218             460,975
Capital Appreciation Fund         430,721             533,959             520,392
Mid-Cap Fund                       94,077             189,165             205,353
Multi-Cap Growth Fund             278,988             247,687             204,794
International Stock Fund          187,608             223,636             166,715

Through October 31, 2003, none of the Funds has made repayments to the Investment Advisor under the agreement.

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

70                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

CUNA Brokerage Services, Inc. ("CUNA Brokerage") serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to Trust's Class A and B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B share at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders.

The distributor may from time to time voluntarily agree to waive a portion of its fees or expenses related to the Funds. In that regard, the distributor waived a portion of 12b-1 fees on the Cash Reserves Fund Class B Shares for the purpose of maintaining a one-day yield of zero. The amount of the daily waiver is equal to the amount required to maintain a minimum daily distribution rate of zero. For the year ended October 31, 2003, the waivers totaled $10,694 and are reflected as fees waived by the distributor in the accompanying Statement of Operations.

In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds'shares. For the year ended October 31, 2003, sales charges received by CUNA Brokerage were as follows:

                             AMOUNT PAID                                       AMOUNT PAID
                             -----------                                       -----------
         FUND            CLASS A    CLASS B              FUND              CLASS A    CLASS B
----------------------   --------   --------   -------------------------   --------   --------
Cash Reserves Fund       $ 76,834   $175,509   Capital Appreciation Fund   $314,184   $209,077
Bond Fund                 544,921    247,399   Mid-Cap Fund                 139,456     46,164
High Income Fund          162,925     44,661   Multi-Cap Growth Fund        139,239     23,680
Balanced Fund             613,329    367,829   International Stock Fund      39,834     17,194
Growth and Income Fund    414,048    260,111

During the year, the Funds had investment portfolio transactions executed through CUNA Brokerage. For the year ended October 31, 2003, the Growth and Income Fund and the Capital Appreciation Fund paid brokerage commissions to CUNA Brokerage of $228 and $29, respectively.

Certain officers and trustees of the Funds are also officers of the Investment Advisor. The Funds do not compensate their officers or affiliated trustees. For the period November 2002 through July 2003, the Trust paid each unaffiliated trustee $1,250 per Board of Trustees regular meeting attended. For the period August 2003 through October 2003, the Trust paid each unaffiliated trustee $1,500 per regular meeting attended.

4. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

With respect to the Cash Reserves Fund and the Bond Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The High Income Fund and Balanced Fund declare dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund, Capital Appreciation Fund, Mid-Cap Fund, Multi-Cap Growth Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains in the Funds differ from book amounts earned during the period due to differences in the timing of capital recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Distributions of capital gains are determined on a fund level.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 71

5. SECURITIES TRANSACTIONS

For the year ended October 31, 2003, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                 U.S. GOVERNMENT            OTHER INVESTMENT
                                   SECURITIES                  SECURITIES
                            -------------------------   -------------------------
          FUND               PURCHASES       SALES       PURCHASES       SALES
-------------------------   -----------   -----------   -----------   -----------
Bond Fund                   $87,392,923   $61,664,930   $38,197,581   $40,110,671
High Income Fund                     --            --    41,537,037    23,887,559
Balanced Fund                32,226,097    25,109,921    33,093,187   `32,071,016
Growth and Income Fund               --            --    25,203,946    29,351,204
Capital Appreciation Fund            --            --    28,607,917    34,303,397
Mid-Cap Fund                         --            --    12,759,597     9,443,415
Multi-Cap Growth Fund                --            --    25,373,762    20,120,872
International Stock Fund             --            --    11,043,528    10,877,896

6. FOREIGN SECURITIES

Each Fund may invest in foreign securities, although only the High Income Fund, Multi-Cap Growth Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund, High Income Fund and Multi-Cap Growth Fund may invest 100%, 50% and 25%, respectively, of their assets in foreign securities. No Fund will concentrate its investments in a particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). Foreign securities include American Depository Receipts ("ADR"s), European Depository Receipts ("EDR"s), Global Depository Receipts ("GDR"s) and foreign money market securities.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes on economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

7. SECURITIES LENDING

The Funds, excluding the Cash Reserves Fund, entered into a Securities Lending Agreement (the "Agreement") with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, the Funds may lend portfolio securities to qualified borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash or other liquid assets at least equal to the value of the securities, which is determined on a daily basis. At October 31, 2003, cash collateral received for Funds engaged in securities lending was invested in the State Street Navigator Securities Lending Prime Portfolio. Additionally, non-cash collateral was also received. The value of all collateral is included within the Portfolio of Investments with an offsetting liability on the Statements of Assets and Liabilities.

Amounts earned as interest on investments of cash collateral, net of rebates and fees, are included in the Statements of Operations. The value of securities on loan at October 31, 2003 is as follows:

      FUND         VALUE OF SECURITIES ON LOAN             FUND              VALUE OF SECURITIES ON LOAN
----------------   ---------------------------   -------------------------   ---------------------------
Bond Fund          $        25,286,258           Capital Appreciation Fund      $        4,023,992
High Income Fund             8,718,662           Mid-Cap Fund                            1,309,182
Balanced Fund               14,144,337           Multi-Cap Growth Fund                     768,617

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

72                  NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. TAX INFORMATION

The tax character of distributions paid during the years ended October 31, 2003 and 2002 was as follows:

                                ORDINARY INCOME       LONG-TERM CAPITAL GAIN
                            -----------------------   -----------------------
          FUND                 2003         2002         2003         2002
-------------------------   ----------   ----------   ----------   ----------
Cash Reserves Fund          $  133,093   $  308,806   $       --   $       --
Bond Fund                    4,989,103    3,710,932           --           --
High Income Fund             3,256,626    2,390,662           --           --
Balanced Fund                3,350,596    3,623,511           --       17,091
Growth and Income Fund         646,563      377,928           --           --
Capital Appreciation Fund           --           --           --      567,807
Mid-Cap Fund                        --       14,108           --           --
Multi-Cap Growth Fund               --           --           --           --
International Stock Fund       212,875           --           --           --

As of October 31, 2003, the components of distributable earnings on a tax basis were as follows:

          FUND              ORDINARY INCOME   LONG-TERM CAPITAL GAIN
-------------------------   ---------------   ----------------------
Cash Reserves Fund          $     2,133       $           --
Bond Fund                        37,300                   --
High Income Fund                262,704                   --
Balanced Fund                    (3,596)                  --
Growth and Income Fund          830,848                   --
Capital Appreciation Fund            --                   --
Mid-Cap Fund                         --                   --
Multi-Cap Growth Fund                --                   --
International Stock Fund        371,593                   --

For the fiscal year ended October 31, 2003 certain dividends paid by the Balanced Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to the maximum amount of such dividends as allowable under the Act. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

For federal income taxes purposes, the Funds listed below have capital loss carryovers as of October 31, 2003, which are available to offset future capital gains, if any:

                                                         CARRYOVER EXPIRING IN:
          FUND                 2006          2007          2008          2009          2010          2011
-------------------------   -----------   -----------   -----------   -----------   -----------   -----------
Bond Fund                   $        --   $        --   $   194,273   $        --   $   230,858   $        --
High Income Fund                 66,186       328,128       237,390     2,053,681     2,445,850       614,259
Balanced Fund                        --            --            --            --     5,493,333     6,760,762
Growth and Income Fund               --            --     1,214,946     2,865,513    11,738,982     9,713,003
Capital Appreciation Fund            --            --            --            --    19,056,782    13,979,170
Mid-Cap Fund                         --            --            --            --     1,801,181       814,114
Multi-Cap Growth Fund                --            --     6,238,457    10,391,144     5,728,147            --
International Stock Fund             --            --     1,887,109     3,985,467     4,881,331     1,505,342

The Bond Fund and Multi-Cap Growth Fund utilized $166,270 and $204,710 of prior capital loss carryovers during the year ended October 31, 2003.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)                 73

At October 31, 2003, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

          FUND              APPRECIATION   DEPRECIATION       NET
-------------------------   ------------   ------------   -----------
Bond Fund                   $  3,031,097   $  1,013,737   $ 2,017,360
High Income Fund               3,341,130      1,762,012     1,579,118
Balanced Fund                 12,514,616     11,283,700     1,230,916
Growth and Income Fund        10,930,347     17,168,247    (6,237,900)
Capital Appreciation Fund     16,300,546     13,306,012     2,994,534
Mid-Cap Fund                   7,577,860      1,677,270     5,900,590
Multi-Cap Growth Fund          3,683,547        196,084     3,487,463
International Stock Fund       8,292,072      1,436,574     6,855,498

The differences between cost amounts for book purposes and tax purposes are primarily due to deferred losses.

9. FINANCIAL INSTRUMENTS

Investing in certain financial instruments, including forward foreign currency contracts and futures contracts, involves risk other than that reflected in the Statements of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund, Multi-Cap Growth Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movements.

10. CONCENTRATION OF RISK

The High Income Fund invests in securities offering high current income, which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

11. CAPITAL SHARES AND AFFILIATED OWNERSHIP

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 2003, investments in the Funds by affiliates were as follows:

                                         CUNA MUTUAL            CUNA MUTUAL               CUMIS            CUNA BROKERAGE
          FUND              CLASS   LIFE INSURANCE COMPANY   INSURANCE SOCIETY   INSURANCE SOCIETY, INC.   SERVICES, INC.
-------------------------   -----   ----------------------   -----------------   -----------------------   --------------
Cash Reserves Fund            A     $      1,849,574         $    1,848,341      $               --        $          --
Bond Fund                     A            2,068,369              2,066,990                      --                   --
High Income Fund              A            6,106,818                     --                      --                   --
Balanced Fund                 A           11,396,316                     --               4,960,825            1,233,959
Growth and Income Fund        A            1,927,839              2,243,641               3,091,147                   --
Capital Appreciation Fund     A           11,481,261              1,578,320                      --                   --
Mid-Cap Fund                  A           11,127,018                     --                      --                   --
Mid-Cap Fund                  B                1,091                     --                      --                   --
International Stock Fund      A            3,126,225              5,209,333              18,610,826                   --

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

74                       REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of MEMBERS Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MEMBERS Mutual Funds (hereafter referred to as the "Funds") at October 31, 2003, and the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds'management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
December 11, 2003

                          OTHER INFORMATION (UNAUDITED)

TAX INFORMATION

Foreign Tax Credits: The International Stock Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended October 31, 2003, the total amount of foreign taxes that will be passed through to shareholders and foreign source income for information reporting purposes will be $106,737 (all of which represents taxes withheld) and $1,056,764, respectively.

Corporate Dividends Received Deduction: Of the dividends paid by the Bond Fund, High Income Fund, Balanced Fund, Growth and Income Fund, and the International Stock Fund, 0.00%, 1.01%, 47.91%, 100.00%, and 0.00%, respectively, qualify for the corporate dividends received deduction.

PROXY VOTING

Proxy Voting Policies and Procedures: A description of the policies and procedures used by MEMBERS Mutual Funds to vote proxies related to portfolio securities is available to shareholders at no cost on the Funds'Website at www.membersfunds.com or by calling 1-800-877-6089.

Proxy Voting Record: MEMBERS Mutual Funds will make a filing with the Securities and Exchange Commission ("SEC") on Form N-PX, containing the proxy voting records for the twelve-month period ended June 30, by no later than August 31 of each year. The voting record will be available to shareholders at no cost on the Funds' Website at www.membersfunds.com and on the SEC's Website at www.sec.gov. The first reporting period ends June 30, 2004; consequently, the voting records will be posted on or around August 31, 2004.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

                              TRUSTEES AND OFFICERS                           75

                                                                                                          NUMBER OF
                                                                                                          PORTFOLIOS      OTHER
                                  POSITION(S)                                                              OVERSEEN      OUTSIDE
     NAME, ADDRESS AND             HELD WITH       LENGTH OF              PRINCIPAL OCCUPATION             IN FUND      DIRECTOR-
       YEAR OF BIRTH               THE FUND        SERVICE(1)            DURING PAST FIVE YEARS            COMPLEX      SHIPS(5)
---------------------------   ------------------   ----------    --------------------------------------   ----------    ----------
Michael S. Daubs(2)(3)        Trustee              1997 -        CUNA Mutual Insurance Society                19          ____
5910 Mineral Point Road       (Chairman)           Present       Chief Officer - Investments,
Madison, WI 53705                                                1990 - Present
Year of Birth: 1943
                                                                 MEMBERS Capital Advisors, Inc.
                                                                 President,
                                                                 1982 - Present

                                                                 CUNA Mutual Life Insurance Company
                                                                 Chief Officer - Investments,
                                                                 1973 - Present
----------------------------------------------------------------------------------------------------------------------------------
Lawrence R. Halverson(2)(4)   Trustee,             1997 -        MEMBERS Capital Advisors, Inc.               19          ____
5910 Mineral Point Road       President            Present       Senior Vice President - Equities
Madison, WI 53705             and Principal                      1996 - Present
Year of Birth: 1945           Executive
                              Officer                            CUNA Brokerage Services, Inc.
                                                                 President,
                                                                 1996 - 1998
----------------------------------------------------------------------------------------------------------------------------------
Mary E. Hoffmann(2)           Treasurer            1998 -        MEMBERS Capital Advisors, Inc.               19          ____
5910 Mineral Point Road                            Present       Assistant Vice President - Product
Madison, WI 53705                                                Operations and Finance,
Year of Birth: 1970                                              2001 - Present

                                                                 Product Operations and Finance
                                                                 Manager,
                                                                 1998 - 2001

                                                                 CUNA Mutual Insurance Society
                                                                 Investment Accounting Supervisor,
                                                                 1996 - 1998
----------------------------------------------------------------------------------------------------------------------------------
Holly S. Baggot(2)            Secretary            1999 -        MEMBERS Capital Advisors, Inc.               19          ____
5910 Mineral Point Road       and                  Present       Senior Manager - Product and Fund
Madison, WI 53705             Assistant                          Operations, 2001 - Present

Year of Birth: 1960           Treasurer                          Operations & Administration Manager
                                                                 1998 - 2001
----------------------------------------------------------------------------------------------------------------------------------
Dan Owens(2)                  Assistant            2000 -        MEMBERS Capital Advisors, Inc.               19          ____
5910 Mineral Point Road       Treasurer            Present       Senior Manager - Portfolio Operations,
Madison, WI 53705                                                2001 - Present
Year of Birth: 1966
                                                                 Investment Operations Manager,
                                                                 1999 - 2001

                                                                 AmerUS Capital Management
                                                                 Manager, Investment Accounting -
                                                                 Reporting, 1998 - 1999

                                                                 AmerUs Life Holdings, Inc.
                                                                 Senior Investment Accountant,
                                                                 1994 - 1998

                                                     [MEMBERS MUTUAL FUNDS LOGO]

ANNUAL REPORT OCTOBER 31, 2003

         76             TRUSTEES AND OFFICERS (CONTINUED)

                                                                                                          NUMBER OF
                                                                                                          PORTFOLIOS      OTHER
                                  POSITION(S)                                                              OVERSEEN      OUTSIDE
     NAME, ADDRESS AND             HELD WITH       LENGTH OF              PRINCIPAL OCCUPATION             IN FUND      DIRECTOR-
       YEAR OF BIRTH               THE FUND        SERVICE(1)            DURING PAST FIVE YEARS            COMPLEX      SHIPS(5)
---------------------------   ------------------   ----------    --------------------------------------   ----------   -----------

Rolf F. Bjelland              Trustee              2003 -        Lutheran Brotherhood Mutual Funds            19       Regis
2000 Heritage Way                                  Present       Chairman and President                                Corp.,
Waverly, IA 50677                                                Lutheran Brotherhood                                  Director,
Year of Birth: 1938                                              Chief Investment Officer                              1980 -
                                                                 (now Thrivent Financial)                              Present
                                                                 1983 - 2002

                                                                 A.L.S. Society
                                                                 Treasurer,
                                                                 2002 - Present
----------------------------------------------------------------------------------------------------------------------------------
Gwendolyn M. Boeke            Trustee              1997 -        Wartburg Theological Seminary                19          ____
2000 Heritage Way                                  Present       Development Association,
Waverly, IA 50677                                                Development Associate,
Year of Birth: 1934                                              1997 - Present

                                                                 Evangelical Lutheran Church in America                   ____
                                                                 Foundation
                                                                 Regional Director, 1990 - Present

                                                                 Wartburg College
                                                                 Director, 1986 - 2001
----------------------------------------------------------------------------------------------------------------------------------
Alfred L. Disrud              Trustee              1997 -        Planned Giving Services                      19
2000 Heritage Way                                  Present       Owner, 1986 - Present
Waverly, IA 50677
Year of Birth: 1921
----------------------------------------------------------------------------------------------------------------------------------
Thomas C. Watt                Trustee              1997 -        Vision Development Services, Inc.            19       Wells Fargo
2000 Heritage Way                                  Present       Consultant,                                           Bank,
Waverly, IA 50677                                                1997 - Present                                        Community
Year of Birth: 1936                                                                                                    Director,
                                                                 MidAmerica Energy Company                             1985 -
                                                                 Manager, Business Initiatives,                        Present
                                                                 1987 - 1999

(1) The board of trustees and officers of the Fund do not currently have term limitations.

(2) "Interested person" as defined in the 1940 Act.

(3) Mr. Daubs is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(4) Mr. Halverson is considered an "interested" trustee because of the position he holds with the investment advisor of the trust.

(5) Include only directorships with companies that:

         (a) have a class of securities registered with the SEC under the Securities Exchange Act, section 12; or

         (b) are subject to the requirements of section 15(d) of the Securities Exchange Act; or

         (c)      are registered as an investment advisor.

[MEMBERS MUTUAL FUNDS LOGO]

                                                  ANNUAL REPORT OCTOBER 31, 2003

ITEM 2. CODE OF ETHICS.

As of the period ended October 31, 2003, MEMBERS Mutual Funds (also referred to herein as the "Registrant," or the "Trust") has adopted a code of ethics ("Code") that applies to the Registrant's principal executive officer and principal financial officer, principal accounting officer or controller, or person performing similar functions, a copy of which is posted on the Registrant's Internet website at www.membersfunds.com. Registrant intends to disclose on its Internet website information related to (1) any amendment of the Code (with the exception of technical, administrative or other non-substantive amendments), and (2) any waiver from a provision of the Code that has been granted to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, within five business days following the date of such amendment or waiver.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Rolf F. Bjelland, who is an "independent" trustee for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees

         For the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate fees for professional services rendered by PricewaterhouseCoopers LLP ("PWC"), the Trust's independent public accountant, for the audit of the Trust's annual financial statements and services normally provided by such firm in connection with statutory and regulatory filings and engagements, totaled $105,500 and $79,000, respectively.

(b)      Audit Related Fees

         For the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate fees for professional services rendered by PWC for assurance and related services by such firm that were reasonably related to the performance of the audit of the Trust's annual financial statements other, than those referenced in paragraph (a) above, totaled $0 and $0, respectively.

(c)      Tax Fees

         For the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate fees for professional services rendered by PWC for tax compliance, tax advice and tax planning totaled $17,500 and $16,750, respectively, in each case 100% of which were pre-approved by the Audit Committee.

         Included in the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

         - Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC.

         - Excise tax assistance, including review of excise tax distribution calculations prior to distribution and review of Return of Excise Tax on Undistributed Income of Regulated Investment Companies, Form 8613.

(d)      All Other Fees

         For the fiscal years ended October 31, 2003 and October 31, 2002, the aggregate fees for professional services rendered by PWC for products and services other than those reported in subparagraphs (a) through (c) of this Item 4, totaled $0 and $0, respectively.

(e)(1) Pursuant to Rule 2-01(a)(c)(7) of Regulation S-X, the Audit Committee has established pre-approval policies and procedures with respect to audit, audit-related, tax, and other non-audit services. A copy of such pre-approval policies and procedures is attached hereto as Appendix A.

(e)(2) The Audit Committee has approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d).

(f)      Not applicable.

(g) During the Trust's fiscal years ended October 31, 2003 and October 31, 2002, the aggregate non-audit fees billed by PWC for services rendered to the Trust, and to MEMBERS Capital Advisors, Inc. ("MCA"), the Trust's investment adviser, and to any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the Trust, totaled $0 and $0, respectively.

(h) The Trust's Audit Committee has considered the provision of the non-audit services that were rendered to MCA, and any entity controlling, controlled by, or under common control with MCA that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining PWC's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

The Registrant's board of trustees has determined that the Registrant has a separately-designated standing audit committee. The names of the audit committee are Rolf F. Bjelland, Gwendolyn M. Boeke, Alfred L. Disrud, and Thomas C. Watt.

ITEM 6. [RESERVED].

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

         (a) Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, the Registrant's principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis. This review took place on December 18, 2003.

         (b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant's most recent second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

         (a)2 Certifications of Principal Executive Officer and Principal Financial Officer of the Trust

                                   APPENDIX A

                              MEMBERS MUTUAL FUNDS
                                ULTRA SERIES FUND

       AUDIT COMMITTEE POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED
                             BY INDEPENDENT AUDITOR

The Audit Committee (the "Committee") of each of MEMBERS Mutual Funds and the Ultra Series Fund (each, a "Trust" and collectively, the "Trusts") has the responsibility for ensuring that all services performed by the independent audit firm (the "Firm") for the funds do not impair the Firm's independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

         - Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality;

         - Examine and evaluate the safeguards implemented by the Trusts and the auditor to safeguard independence;

         -        Meet semi-annually with the partner of the Firm; and

         - Consider approving categories of service that are not deemed to impair independence for a one-year period.

It is important that a qualitative, rather than mere quantitative, evaluation be performed by the Committee in discharging its responsibilities.

POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE TRUSTS

On an annual basis, each Trust's Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Firm directly for the Trusts. The Committee will receive an annual report from the Firm of all audit and non-audit services that were approved during the year.

The engagement of the Firm for any non-audit service requires the written pre-approval of each Trust's Treasurer and all non-audit services performed by the Firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

         Audit Services

         The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

         -        Annual fund financial statements audits;

         -        Seed audits (related to new product filings, as required); and

         -        SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the Firm and, as such, will be considered for pre-approval by the Committee or its delegate on an annual basis:

         -        Accounting consultations;

         -        Fund merger support services;

         -        Other accounting related matters;

         -        Agreed Upon Procedures reports

         -        Attestation Reports

         -        Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Tax Services

The following categories of tax services are deemed consistent with the role of the Firm and as such, will be considered for pre-approval by the Committee or its delegate on an annual basis:

         - Tax compliance services related to the filing or amendment made in respect of federal state or local income tax requirements, or sales and use tax requirements;

         -        Timely RIC qualification reviews;

         -        Tax distribution analysis and planning;

         -        Tax authority examination services;

         -        Tax appeals support services;

         -        Accounting methods studies;

         -        Fund merger support services; and

         -        Tax consulting services and related projects.

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $25,000 are subject to pre-approval by the Committee Chair or its delegate on a case-by-case basis. Individual projects with an estimated fee in excess of $50,000 are subject to pre-approval by the Committee or its delegate on a case-by-case basis.

Other Non-audit Services

The SEC auditor independence rules adopted in response to Sarbanes-Oxley Act specifically allow certain non-audit services. Because of their nature, none of these services may be

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commenced by the Firm without the prior approval of the Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the Firm is prohibited from performing services in the following categories of non-audit services:

         -        Management functions;

         -        Accounting and bookkeeping services;

         -        Internal audit services;

         -        Financial information systems design and implementation;

         -        Valuation services supporting the financial statements;

         -        Actuarial services supporting the financial statements;

         -        Executive recruitment;

         -        Expert services (e.g., litigation support); and

         -        Investment banking.

POLICY FOR PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO AFFILIATES OF THE
TRUSTS

Each Trust's Committee is also responsible for pre-approving certain non-audit services provided to affiliates of the Trusts which provide ongoing services to the Trusts. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Trusts.

Although neither Trust's Committee is required to pre-approve all services provided to MEMBERS Capital Advisors, Inc. ("MCA"), the Trusts' investment adviser, the Committee will annually receive a report from the Firm on the aggregate fees for all services provided to MCA and affiliates.